UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  February 28

Date of reporting period:  February 28, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
February 28, 2023
Columbia Convertible Securities Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Convertible Securities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Convertible Securities Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of capital appreciation and current income.
Portfolio management
Yan Jin
Lead Portfolio Manager
Managed Fund since 2006
David King, CFA
Portfolio Manager
Managed Fund since 2010
Grace Lee, CAIA
Portfolio Manager
Managed Fund since 2020
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/25/87	-10.29	9.39	9.69
	Including sales charges		-15.46	8.10	9.04
Advisor Class		11/08/12	-10.04	9.68	9.97
Class C	Excluding sales charges	10/21/96	-10.94	8.58	8.87
	Including sales charges		-11.75	8.58	8.87
Institutional Class		05/21/99	-10.04	9.67	9.97
Institutional 2 Class		11/08/12	-10.00	9.74	10.06
Institutional 3 Class*		10/01/14	-9.93	9.80	10.04
Class R		11/16/11	-10.46	9.12	9.42
ICE BofA US Convertible Index			-9.18	9.82	10.01
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA US Convertible Index tracks the performance of publicly issued US dollar denominated convertible securities of US companies. Effective July 1, 2022 the ICE BofA US Convertible Index now includes transaction costs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes, other expenses of investing or, for periods prior to July 2022, transaction costs. Securities in the Fund may not match those in an index.
Columbia Convertible Securities Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2013 — February 28, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2023)
Common Stocks	3.7
Convertible Bonds	82.5
Convertible Preferred Stocks	13.3
Money Market Funds	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	6.5
Consumer Discretionary	5.4
Energy	9.5
Financials	11.9
Health Care	14.3
Industrials	12.0
Information Technology	7.2
Real Estate	3.2
Utilities	30.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Convertible Securities Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 28, 2023, Class A shares of Columbia Convertible Securities Fund returned -10.29% excluding sales charges. The Fund underperformed its benchmark, the ICE BofA US Convertible Index, which returned -9.18% for the same time period.
Market overview
Driven by a series of eight interest rate hikes by the U.S. Federal Reserve (Fed), decades-high inflation, persistent recession worries, climbing U.S. Treasury yields, supply-chain disruptions, volatile commodity prices, geopolitical tensions resulting from Russia’s invasion of Ukraine, and elevated concerns around China’s zero-COVID policy, the U.S. equity market, as measured by the S&P 500 Index, posted negative returns during the annual period. On slowing yet relatively resilient corporate earnings reports, a still-tight U.S. labor market, an economic reopening in China, hopes that Fed interest rate hikes would be smaller and soon pause, and warming notions of a soft economic landing, there were brief respites of equity market rallies, such as those in July into early August 2022, in October and November 2022, and then in January 2023. However, as the realization that interest rates could remain higher for longer set in with investors even as inflation decreased, albeit from high levels, stocks ticked lower again in February 2023.
Convertible securities struggled during the period, mirroring the trend in place across the financial markets, due in part to the sizable downturn in stocks of faster growing companies that are heavily represented in the convertible market.  The market decline in the first half of 2022 reduced the category’s overall equity sensitivity – meaning that it had become less vulnerable to the weakness in stock prices. As a result, the second half of 2022 saw convertible securities gain some ground, though not enough to finish the year without a double-digit negative return. The convertible market remained under pressure through the end of 2022 from its tilt toward growth companies, which was a headwind, given that the value style strongly outperformed. Convertibles saw a bounce back in the first two months of 2023, however, as growth stocks swung back into favor.
The new-issue market remained quiet. Only 64 new issues came to the market during the annual period. The value of new issuance for the annual period was $32 billion (USD), well below the total for the previous annual period. Notably, new issuance was not enough to make up for the total amount of convertibles that matured or were otherwise removed from the market in 2022. Although the decline in new-issue supply reflected the combination of difficult market conditions and the higher cost of capital, we also think reduced supply helps provide a stronger foundation for prices.
The Fund’s notable detractors during the period
•	The information technology sector was the area of largest detraction for the Fund overall during the period, with holdings in the software, IT services and electronic equipment industries weighing most on performance.
•	The communications services sector, particularly interactive media, media and entertainment also delivered negative results for the Fund.
•	Internet and direct marketing within the consumer discretionary sector, and biotechnology within the health care sector, also delivered disappointing results for the Fund.
•	Individual holdings that detracted most during the period included biotechnology company Clovis Oncology, television and direct-broadcast satellite provider Dish Network, internet dating application company Match Group, online home goods retailer Wayfair and cryptocurrency mining company Marathon Digital Holdings.
The Fund’s notable contributors during the period
•	The Fund’s selections within the energy sector contributed during the period, particularly within oil gas and consumable fuels.
•	Contribution to the Fund’s performance also came from positive results within the financials sector, particularly from the banks and mortgage real estate investment trusts segments and the consumer staples sector, particularly the beverages and food products areas.
•	Within the industrials sector, the construction & engineering industry and the electrical equipment industry also delivered positive results for the Fund.
Columbia Convertible Securities Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	The Fund’s allocation to semiconductors, within the information technology sector, was also additive to Fund performance.
•	Individual names that contributed most during the annual period included diabetes management company Dexcom, traditional energy issuer EQT Corp., global cruise company Royal Caribbean Group, engineering and construction company Fluor Corp. and video sharing website Bilibili. The Fund’s position in Fluor was sold duiring the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Short positions (where the underlying asset is not owned) can create unlimited risk. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment  advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Convertible Securities Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	986.70	1,019.24	5.52	5.61	1.12
Advisor Class	1,000.00	1,000.00	988.20	1,020.48	4.29	4.36	0.87
Class C	1,000.00	1,000.00	982.90	1,015.52	9.19	9.35	1.87
Institutional Class	1,000.00	1,000.00	988.00	1,020.48	4.29	4.36	0.87
Institutional 2 Class	1,000.00	1,000.00	988.40	1,020.73	4.04	4.11	0.82
Institutional 3 Class	1,000.00	1,000.00	988.80	1,020.93	3.85	3.91	0.78
Class R	1,000.00	1,000.00	985.90	1,018.00	6.75	6.85	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Convertible Securities Fund | Annual Report 2023	7

Portfolio of Investments
February 28, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 3.6%
Issuer	Shares	Value ($)
Energy 1.6%
Oil, Gas & Consumable Fuels 1.6%
Ascent Resources, Class B(a),(b),(c),(d)	10,248,729	2,295,715
EQT Corp.	200,000	6,636,000
Pioneer Natural Resources Co.	65,200	13,066,732
Total		21,998,447
Total Energy		21,998,447
Health Care 0.5%
Health Care Providers & Services 0.5%
Elevance Health, Inc.	15,000	7,045,050
Total Health Care		7,045,050
Industrials 0.5%
Airlines 0.5%
Southwest Airlines Co.	200,000	6,716,000
Total Industrials		6,716,000
Information Technology 0.5%
Semiconductors & Semiconductor Equipment 0.5%
Microchip Technology, Inc.	90,000	7,292,700
Total Information Technology		7,292,700
Real Estate 0.5%
Equity Real Estate Investment Trusts (REITS) 0.5%
Kite Realty Group Trust	340,000	7,384,800
Total Real Estate		7,384,800
Total Common Stocks (Cost $43,201,302)		50,436,997

Convertible Bonds(e) 81.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.6%
Axon Enterprise, Inc.(f)
12/15/2027	0.500%	8,432,000	9,085,480
Airlines 1.5%
American Airlines Group, Inc.
07/01/2025	6.500%	8,850,000	10,668,675
JetBlue Airways Corp.
04/01/2026	0.500%	13,880,000	10,693,795
Total			21,362,470
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.7%
Lucid Group, Inc.(f)
12/15/2026	1.250%	15,860,000	9,516,000
Building Materials 0.6%
Patrick Industries, Inc.
12/01/2028	1.750%	8,850,000	8,125,406
Cable and Satellite 3.3%
Cable One, Inc.
03/15/2028	1.125%	12,000,000	8,706,000
DISH Network Corp.
Subordinated
08/15/2026	3.375%	38,778,000	24,782,249
Liberty Media Corp-Liberty Formula One(f)
08/15/2027	2.250%	11,900,000	12,066,600
Total			45,554,849
Consumer Cyclical Services 4.4%
Airbnb, Inc.(g)
03/15/2026	0.000%	9,010,000	7,757,610
Alarm.com Holdings, Inc.(g)
01/15/2026	0.000%	13,000,000	10,652,101
Lyft, Inc.
05/15/2025	1.500%	7,380,000	6,435,360
Match Group FinanceCo 3, Inc.(f)
01/15/2030	2.000%	15,848,000	13,954,164
Virgin Galactic Holdings, Inc.(f)
02/01/2027	2.500%	11,850,000	7,197,549
Zillow Group, Inc.
05/15/2025	2.750%	15,254,000	15,391,286
Total			61,388,070
Consumer Products 0.8%
Beauty Health Co. (The)(f)
10/01/2026	1.250%	12,850,000	10,593,219
Diversified Manufacturing 2.8%
Array Technologies, Inc.
12/01/2028	1.000%	5,940,000	5,957,820
Bloom Energy Corp.
08/15/2025	2.500%	4,440,000	6,486,840
Enphase Energy, Inc.(g)
03/01/2028	0.000%	9,069,000	9,350,535
Greenbrier Companies, Inc. (The)
04/15/2028	2.875%	11,488,000	9,787,776
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Convertible Securities Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
John Bean Technologies Corp.
05/15/2026	0.250%	7,930,000	7,244,055
Total			38,827,026
Electric 1.4%
CenterPoint Energy, Inc.(h)
Subordinated
09/15/2029	3.369%	286,500	11,434,215
Sunnova Energy International, Inc.(f)
02/15/2028	2.625%	10,820,000	8,475,367
Total			19,909,582
Food and Beverage 1.3%
Chefs’ Warehouse, Inc. (The)(f)
12/15/2028	2.375%	6,500,000	6,462,494
Post Holdings, Inc.(f)
08/15/2027	2.500%	10,900,000	11,273,870
Total			17,736,364
Health Care 8.8%
CONMED Corp.(f)
06/15/2027	2.250%	14,367,000	13,526,530
Dexcom, Inc.
11/15/2025	0.250%	15,880,000	16,808,980
DexCom, Inc.
12/01/2023	0.750%	3,335,000	9,009,503
Exact Sciences Corp.
03/01/2028	0.375%	23,980,000	20,668,388
Insulet Corp.
09/01/2026	0.375%	9,830,000	13,088,645
Integer Holdings Corp.(f)
02/15/2028	2.125%	9,000,000	9,589,500
Natera, Inc.
05/01/2027	2.250%	8,873,000	13,087,675
NeoGenomics, Inc.
05/01/2025	1.250%	9,850,000	9,037,375
Oak Street Health, Inc.(g)
03/15/2026	0.000%	10,000,000	9,251,829
Teladoc Health, Inc.
06/01/2027	1.250%	10,000,000	7,818,269
Total			121,886,694
Independent Energy 0.8%
Chesapeake Energy Escrow
09/15/2026	5.500%	10,200,000	183,600
Northern Oil and Gas, Inc.(f)
04/15/2029	3.625%	9,910,000	10,678,025
Total			10,861,625
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 4.5%
Carnival Corp.(f)
12/01/2027	5.750%	9,910,000	10,935,685
Live Nation Entertainment, Inc.(f)
01/15/2029	3.125%	13,890,000	13,751,100
NCL Corp., Ltd.
02/15/2027	2.500%	33,550,000	26,324,404
Royal Caribbean Cruises Ltd.(f)
08/15/2025	6.000%	6,940,000	11,235,860
Total			62,247,049
Lodging 0.7%
Marriott Vacations Worldwide Corp.(f)
12/15/2027	3.250%	9,680,000	9,955,880
Media and Entertainment 3.9%
Bilibili, Inc.
12/01/2026	0.500%	20,720,000	17,415,160
fuboTV, Inc.
02/15/2026	3.250%	18,000,000	8,613,209
Snap, Inc.
03/01/2028	0.125%	40,000,000	27,900,000
Total			53,928,369
Metals and Mining 2.8%
Ivanhoe Mines Ltd.(f)
04/15/2026	2.500%	5,775,000	7,365,030
Lithium Americas Corp.
01/15/2027	1.750%	16,780,000	14,164,132
MP Materials Corp.(f)
04/01/2026	0.250%	9,870,000	10,107,573
Peabody Energy Corp.(f)
03/01/2028	3.250%	4,410,000	7,038,360
Total			38,675,095
Oil Field Services 0.6%
Nabors Industries, Inc.(f)
06/15/2029	1.750%	9,000,000	9,018,146
Other Industry 0.5%
KBR, Inc.
11/01/2023	2.500%	3,040,000	6,640,880
Other REIT 1.4%
Blackstone Mortgage Trust, Inc.
03/15/2027	5.500%	8,920,000	7,938,800

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023
Convertible Bonds(e) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Pebblebrook Hotel Trust
12/15/2026	1.750%		13,000,000	11,108,500
Total				19,047,300
Pharmaceuticals 9.2%
Alnylam Pharmaceuticals, Inc.(f)
09/15/2027	1.000%		13,880,000	13,260,389
BridgeBio Pharma, Inc.
02/01/2029	2.250%		22,700,000	8,603,300
Canopy Growth Corp.(f)
07/15/2023	4.250%	CAD	13,000,000	9,092,664
Clovis Oncology, Inc.(i)
05/01/2025	0.000%		21,000,000	2,572,500
Collegium Pharmaceutical, Inc.(f)
02/15/2029	2.875%		7,000,000	6,733,937
Cytokinetics, Inc.(f)
07/01/2027	3.500%		10,410,000	11,503,050
Esperion Therapeutics, Inc.
11/15/2025	4.000%		13,900,000	8,773,647
Halozyme Therapeutics, Inc.
03/01/2027	0.250%		14,890,000	13,261,585
Insmed, Inc.
06/01/2028	0.750%		18,030,000	15,582,018
Ionis Pharmaceuticals, Inc.(g)
04/01/2026	0.000%		8,840,000	8,016,775
Jazz Investments I Ltd.
06/15/2026	2.000%		12,100,000	13,113,375
Sarepta Therapeutics, Inc.(f)
09/15/2027	1.250%		14,870,000	16,634,889
Total				127,148,129
Retailers 3.6%
Etsy, Inc.
06/15/2028	0.250%		23,630,000	19,650,183
Farfetch Ltd.
05/01/2027	3.750%		10,380,000	8,530,943
Wayfair, Inc.
08/15/2026	1.000%		30,745,000	21,099,252
Total				49,280,378
Technology 26.0%
2U, Inc.
05/01/2025	2.250%		18,750,000	15,168,750
Akamai Technologies, Inc.
09/01/2027	0.375%		15,725,000	13,955,937
Bandwidth, Inc.
03/01/2026	0.250%		14,750,000	11,129,909
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bentley Systems, Inc.
07/01/2027	0.375%	15,750,000	13,080,375
BigCommerce Holdings, Inc.
10/01/2026	0.250%	16,780,000	12,694,070
Bill.com Holdings, Inc.(g)
04/01/2027	0.000%	22,900,000	17,816,200
Datadog, Inc.
06/15/2025	0.125%	10,023,000	10,980,197
Dropbox, Inc.(g)
03/01/2028	0.000%	20,500,000	17,425,000
Envestnet, Inc.(f)
12/01/2027	2.625%	7,930,000	8,576,295
Everbridge, Inc.
12/15/2024	0.125%	10,850,000	9,750,711
indie Semiconductor, Inc.(f)
11/15/2027	4.500%	7,920,000	11,541,757
Infinera Corp.(f)
08/01/2028	3.750%	6,530,000	8,443,290
Lumentum Holdings, Inc.(f)
06/15/2028	0.500%	29,137,000	21,929,023
MACOM Technology Solutions Holdings, Inc.
03/15/2026	0.250%	13,881,000	14,318,251
Marathon Digital Holdings, Inc.
12/01/2026	1.000%	17,780,000	6,220,510
MongoDB, Inc.
01/15/2026	0.250%	11,370,000	13,746,330
Nutanix, Inc.
10/01/2027	0.250%	12,500,000	10,621,452
Okta, Inc.
06/15/2026	0.375%	27,000,000	22,599,000
ON Semiconductor Corp.(f)
03/01/2029	0.500%	22,500,000	22,619,057
Palo Alto Networks, Inc.
06/01/2025	0.375%	16,347,000	31,181,902
Shift4 Payments, Inc.
08/01/2027	0.500%	24,230,000	21,043,755
SMART Global Holdings, Inc.
02/01/2029	2.000%	9,980,000	10,049,860
Tyler Technologies, Inc.
03/15/2026	0.250%	10,850,000	10,095,925
Wolfspeed, Inc.(f)
12/01/2029	1.875%	15,383,000	14,490,786
Zscaler, Inc.
07/01/2025	0.125%	10,070,000	11,172,665
Total			360,651,007

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Convertible Securities Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.8%
CryoPort, Inc.(f)
12/01/2026	0.750%	13,850,000	11,012,424
Total Convertible Bonds (Cost $1,252,382,317)			1,122,451,442

Convertible Preferred Stocks 13.1%
Issuer		Shares	Value ($)
Communication Services 1.1%
Diversified Telecommunication Services 1.1%
2020 Cash Mandatory Exchangeable Trust(f)	5.250%	13,000	15,073,543
Total Communication Services			15,073,543
Consumer Discretionary 0.9%
Auto Components 0.9%
Aptiv PLC	5.500%	97,400	12,385,601
Total Consumer Discretionary			12,385,601
Financials 2.0%
Banks 1.2%
Bank of America Corp.	7.250%	13,500	16,116,840
Capital Markets 0.8%
KKR & Co., Inc.	6.000%	169,900	11,422,377
Total Financials			27,539,217
Health Care 1.9%
Health Care Equipment & Supplies 1.4%
Becton Dickinson and Co.	6.000%	180,000	8,672,400
Boston Scientific Corp.	5.500%	98,100	11,116,898
Total			19,789,298
Life Sciences Tools & Services 0.5%
Danaher Corp.	5.000%	4,990	6,303,955
Total Health Care			26,093,253
Industrials 1.5%
Machinery 0.8%
Chart Industries, Inc., ADR	6.750%	192,300	10,651,497
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Professional Services 0.7%
Clarivate PLC	5.250%	238,550	10,516,336
Total Industrials			21,167,833
Information Technology 0.7%
Electronic Equipment, Instruments & Components 0.7%
Coherent Corp.	6.000%	50,000	9,465,601
Total Information Technology			9,465,601
Utilities 5.0%
Electric Utilities 3.2%
American Electric Power Co., Inc.	6.125%	242,000	11,884,620
NextEra Energy, Inc.	6.926%	691,000	32,007,120
Total			43,891,740
Gas Utilities 0.5%
UGI Corp.	7.250%	80,000	6,788,000
Multi-Utilities 1.3%
NiSource, Inc.	7.750%	180,000	18,734,400
Total Utilities			69,414,140
Total Convertible Preferred Stocks (Cost $184,818,641)			181,139,188

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(j),(k)	6,894,163	6,891,405
Total Money Market Funds (Cost $6,891,388)		6,891,405
Total Investments in Securities (Cost: $1,487,293,648)		1,360,919,032
Other Assets & Liabilities, Net		24,287,745
Net Assets		1,385,206,777

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
February 28, 2023
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2023, the total value of these securities amounted to $2,295,715, which represents 0.17% of total net assets.
(b)	Non-income producing investment.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At February 28, 2023, the total market value of these securities amounted to $2,295,715, which represents 0.17% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Ascent Resources, Class B	02/20/2014-11/15/2016	10,248,729	358,011	2,295,715

(d)	Valuation based on significant unobservable inputs.
(e)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(f)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At February 28, 2023, the total value of these securities amounted to $372,737,536, which represents 26.91% of total net assets.
(g)	Zero coupon bond.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of February 28, 2023.
(i)	Represents a security in default.
(j)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(k)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	665,824	628,541,453	(622,315,822)	(50)	6,891,405	2,972	467,264	6,894,163
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
CAD	Canada Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Convertible Securities Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Energy	19,702,732	—	2,295,715	21,998,447
Health Care	7,045,050	—	—	7,045,050
Industrials	6,716,000	—	—	6,716,000
Information Technology	7,292,700	—	—	7,292,700
Real Estate	7,384,800	—	—	7,384,800
Total Common Stocks	48,141,282	—	2,295,715	50,436,997
Convertible Bonds	—	1,122,451,442	—	1,122,451,442
Convertible Preferred Stocks
Communication Services	—	15,073,543	—	15,073,543
Consumer Discretionary	—	12,385,601	—	12,385,601
Financials	—	27,539,217	—	27,539,217
Health Care	—	26,093,253	—	26,093,253
Industrials	—	21,167,833	—	21,167,833
Information Technology	—	9,465,601	—	9,465,601
Utilities	—	69,414,140	—	69,414,140
Total Convertible Preferred Stocks	—	181,139,188	—	181,139,188
Money Market Funds	6,891,405	—	—	6,891,405
Total Investments in Securities	55,032,687	1,303,590,630	2,295,715	1,360,919,032
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2023	13

Statement of Assets and Liabilities
February 28, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,480,402,260)	$1,354,027,627
Affiliated issuers (cost $6,891,388)	6,891,405
Receivable for:
Investments sold	28,138,037
Capital shares sold	1,215,328
Dividends	2,465,560
Interest	3,628,755
Expense reimbursement due from Investment Manager	1,110
Prepaid expenses	16,789
Total assets	1,396,384,611
Liabilities
Payable for:
Investments purchased	7,683,234
Capital shares purchased	3,119,617
Management services fees	29,396
Distribution and/or service fees	3,401
Transfer agent fees	112,371
Compensation of board members	165,981
Compensation of chief compliance officer	268
Other expenses	63,566
Total liabilities	11,177,834
Net assets applicable to outstanding capital stock	$1,385,206,777
Represented by
Paid in capital	1,563,783,494
Total distributable earnings (loss)	(178,576,717)
Total - representing net assets applicable to outstanding capital stock	$1,385,206,777
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Convertible Securities Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
February 28, 2023
Class A
Net assets	$311,254,270
Shares outstanding	16,073,758
Net asset value per share	$19.36
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$20.54
Advisor Class
Net assets	$108,831,397
Shares outstanding	5,531,111
Net asset value per share	$19.68
Class C
Net assets	$45,630,724
Shares outstanding	2,369,817
Net asset value per share	$19.25
Institutional Class
Net assets	$642,404,148
Shares outstanding	33,094,320
Net asset value per share	$19.41
Institutional 2 Class
Net assets	$159,146,265
Shares outstanding	8,103,239
Net asset value per share	$19.64
Institutional 3 Class
Net assets	$116,902,520
Shares outstanding	5,878,646
Net asset value per share	$19.89
Class R
Net assets	$1,037,453
Shares outstanding	53,649
Net asset value per share	$19.34
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2023	15

Statement of Operations
Year Ended February 28, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$19,405,142
Dividends — affiliated issuers	467,264
Interest	27,752,124
Interfund lending	1,153
Total income	47,625,683
Expenses:
Management services fees	12,167,755
Distribution and/or service fees
Class A	857,087
Class C	576,359
Class R	5,575
Transfer agent fees
Class A	354,499
Advisor Class	135,132
Class C	59,519
Institutional Class	848,355
Institutional 2 Class	82,081
Institutional 3 Class	6,953
Class R	1,155
Compensation of board members	31,236
Custodian fees	12,738
Printing and postage fees	113,000
Registration fees	155,416
Audit fees	30,090
Legal fees	34,165
Interest on interfund lending	348
Compensation of chief compliance officer	259
Other	38,677
Total expenses	15,510,399
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(351,608)
Fees waived by transfer agent
Institutional 2 Class	(9,000)
Institutional 3 Class	(1,911)
Expense reduction	(500)
Total net expenses	15,147,380
Net investment income	32,478,303
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(24,737,637)
Investments — affiliated issuers	2,972
Foreign currency translations	(5,160)
Net realized loss	(24,739,825)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(229,316,128)
Investments — affiliated issuers	(50)
Foreign currency translations	(857)
Net change in unrealized appreciation (depreciation)	(229,317,035)
Net realized and unrealized loss	(254,056,860)
Net decrease in net assets resulting from operations	$(221,578,557)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Convertible Securities Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended February 28, 2023	Year Ended February 28, 2022
Operations
Net investment income	$32,478,303	$25,553,826
Net realized gain (loss)	(24,739,825)	347,910,870
Net change in unrealized appreciation (depreciation)	(229,317,035)	(597,684,416)
Net decrease in net assets resulting from operations	(221,578,557)	(224,219,720)
Distributions to shareholders
Net investment income and net realized gains
Class A	(30,233,550)	(99,541,078)
Advisor Class	(11,773,057)	(42,828,942)
Class C	(4,831,018)	(17,238,856)
Institutional Class	(79,882,753)	(257,850,064)
Institutional 2 Class	(11,497,200)	(45,510,274)
Institutional 3 Class	(6,548,066)	(24,603,005)
Class R	(97,258)	(316,475)
Total distributions to shareholders	(144,862,902)	(487,888,694)
Increase (decrease) in net assets from capital stock activity	(293,613,385)	64,917,630
Total decrease in net assets	(660,054,844)	(647,190,784)
Net assets at beginning of year	2,045,261,621	2,692,452,405
Net assets at end of year	$1,385,206,777	$2,045,261,621
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2023	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2023		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,153,106	65,292,546	3,228,830	92,003,782
Distributions reinvested	1,184,593	21,996,997	2,846,504	75,156,224
Redemptions	(5,666,325)	(113,479,702)	(6,914,880)	(191,621,486)
Net decrease	(1,328,626)	(26,190,159)	(839,546)	(24,461,480)
Advisor Class
Subscriptions	2,222,378	45,927,621	3,734,410	109,600,435
Distributions reinvested	620,792	11,742,400	1,602,315	42,763,655
Redemptions	(4,655,942)	(95,824,377)	(5,156,959)	(145,063,892)
Net increase (decrease)	(1,812,772)	(38,154,356)	179,766	7,300,198
Class C
Subscriptions	234,307	4,684,689	539,063	15,538,783
Distributions reinvested	236,326	4,340,270	592,034	15,484,137
Redemptions	(1,401,424)	(28,094,414)	(970,376)	(26,782,063)
Net increase (decrease)	(930,791)	(19,069,455)	160,721	4,240,857
Institutional Class
Subscriptions	12,948,975	268,707,523	13,759,425	391,569,803
Distributions reinvested	3,601,675	67,160,136	8,000,005	211,130,201
Redemptions	(29,452,702)	(592,154,282)	(19,464,113)	(535,994,990)
Net increase (decrease)	(12,902,052)	(256,286,623)	2,295,317	66,705,014
Institutional 2 Class
Subscriptions	6,039,567	124,193,181	3,662,138	106,043,960
Distributions reinvested	539,086	10,201,158	1,571,227	41,882,441
Redemptions	(5,966,797)	(122,566,707)	(5,017,678)	(137,042,082)
Net increase	611,856	11,827,632	215,687	10,884,319
Institutional 3 Class
Subscriptions	4,735,906	97,483,006	1,091,018	31,642,676
Distributions reinvested	305,995	5,862,118	904,559	24,378,433
Redemptions	(3,343,490)	(69,083,430)	(2,002,471)	(55,368,594)
Net increase (decrease)	1,698,411	34,261,694	(6,894)	652,515
Class R
Subscriptions	9,048	181,071	24,002	659,851
Distributions reinvested	4,960	91,836	8,976	236,924
Redemptions	(14,214)	(275,025)	(45,984)	(1,300,568)
Net decrease	(206)	(2,118)	(13,006)	(403,793)
Total net increase (decrease)	(14,664,180)	(293,613,385)	1,992,045	64,917,630
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Convertible Securities Fund | Annual Report 2023

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Columbia Convertible Securities Fund | Annual Report 2023	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2023	$23.74	0.38	(2.93)	(2.55)	(0.39)	(1.44)	(1.83)
Year Ended 2/28/2022	$32.01	0.24	(2.84)	(2.60)	(0.22)	(5.45)	(5.67)
Year Ended 2/28/2021	$22.09	0.34	11.92	12.26	(0.44)	(1.90)	(2.34)
Year Ended 2/29/2020	$20.92	0.39	2.18	2.57	(0.50)	(0.90)	(1.40)
Year Ended 2/28/2019	$20.41	0.39	1.11	1.50	(0.40)	(0.59)	(0.99)
Advisor Class
Year Ended 2/28/2023	$24.09	0.43	(2.95)	(2.52)	(0.45)	(1.44)	(1.89)
Year Ended 2/28/2022	$32.40	0.32	(2.89)	(2.57)	(0.29)	(5.45)	(5.74)
Year Ended 2/28/2021	$22.34	0.41	12.06	12.47	(0.51)	(1.90)	(2.41)
Year Ended 2/29/2020	$21.14	0.45	2.20	2.65	(0.55)	(0.90)	(1.45)
Year Ended 2/28/2019	$20.61	0.44	1.13	1.57	(0.45)	(0.59)	(1.04)
Class C
Year Ended 2/28/2023	$23.60	0.22	(2.89)	(2.67)	(0.24)	(1.44)	(1.68)
Year Ended 2/28/2022	$31.88	0.03	(2.85)	(2.82)	(0.01)	(5.45)	(5.46)
Year Ended 2/28/2021	$22.00	0.15	11.89	12.04	(0.26)	(1.90)	(2.16)
Year Ended 2/29/2020	$20.84	0.23	2.17	2.40	(0.34)	(0.90)	(1.24)
Year Ended 2/28/2019	$20.33	0.23	1.12	1.35	(0.25)	(0.59)	(0.84)
Institutional Class
Year Ended 2/28/2023	$23.79	0.43	(2.92)	(2.49)	(0.45)	(1.44)	(1.89)
Year Ended 2/28/2022	$32.08	0.31	(2.86)	(2.55)	(0.29)	(5.45)	(5.74)
Year Ended 2/28/2021	$22.13	0.41	11.95	12.36	(0.51)	(1.90)	(2.41)
Year Ended 2/29/2020	$20.96	0.45	2.17	2.62	(0.55)	(0.90)	(1.45)
Year Ended 2/28/2019	$20.44	0.44	1.12	1.56	(0.45)	(0.59)	(1.04)
Institutional 2 Class
Year Ended 2/28/2023	$24.05	0.46	(2.97)	(2.51)	(0.46)	(1.44)	(1.90)
Year Ended 2/28/2022	$32.36	0.33	(2.88)	(2.55)	(0.31)	(5.45)	(5.76)
Year Ended 2/28/2021	$22.31	0.43	12.04	12.47	(0.52)	(1.90)	(2.42)
Year Ended 2/29/2020	$21.12	0.47	2.18	2.65	(0.56)	(0.90)	(1.46)
Year Ended 2/28/2019	$20.59	0.45	1.14	1.59	(0.47)	(0.59)	(1.06)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Convertible Securities Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2023	$19.36	(10.29%)	1.14%(c)	1.12%(c),(d)	1.88%	59%	$311,254
Year Ended 2/28/2022	$23.74	(9.04%)	1.10%(c)	1.10%(c),(d)	0.83%	92%	$413,074
Year Ended 2/28/2021	$32.01	58.37%	1.12%(c)	1.12%(c),(d)	1.32%	98%	$584,015
Year Ended 2/29/2020	$22.09	12.55%	1.17%(c)	1.12%(c),(d)	1.81%	74%	$317,365
Year Ended 2/28/2019	$20.92	7.70%	1.20%(c)	1.13%(c),(d)	1.88%	60%	$286,075
Advisor Class
Year Ended 2/28/2023	$19.68	(10.04%)	0.89%(c)	0.87%(c),(d)	2.10%	59%	$108,831
Year Ended 2/28/2022	$24.09	(8.82%)	0.85%(c)	0.85%(c),(d)	1.08%	92%	$176,880
Year Ended 2/28/2021	$32.40	58.75%	0.88%(c)	0.88%(c),(d)	1.55%	98%	$232,118
Year Ended 2/29/2020	$22.34	12.84%	0.92%(c)	0.87%(c),(d)	2.06%	74%	$94,945
Year Ended 2/28/2019	$21.14	7.99%	0.95%(c)	0.88%(c),(d)	2.15%	60%	$51,487
Class C
Year Ended 2/28/2023	$19.25	(10.94%)	1.89%(c)	1.87%(c),(d)	1.10%	59%	$45,631
Year Ended 2/28/2022	$23.60	(9.76%)	1.85%(c)	1.85%(c),(d)	0.09%	92%	$77,910
Year Ended 2/28/2021	$31.88	57.20%	1.87%(c)	1.87%(c),(d)	0.59%	98%	$100,101
Year Ended 2/29/2020	$22.00	11.71%	1.92%(c)	1.87%(c),(d)	1.06%	74%	$62,313
Year Ended 2/28/2019	$20.84	6.92%	1.95%(c)	1.88%(c),(d)	1.14%	60%	$44,035
Institutional Class
Year Ended 2/28/2023	$19.41	(10.04%)	0.89%(c)	0.87%(c),(d)	2.09%	59%	$642,404
Year Ended 2/28/2022	$23.79	(8.84%)	0.85%(c)	0.85%(c),(d)	1.09%	92%	$1,094,312
Year Ended 2/28/2021	$32.08	58.81%	0.88%(c)	0.88%(c),(d)	1.57%	98%	$1,401,886
Year Ended 2/29/2020	$22.13	12.81%	0.92%(c)	0.87%(c),(d)	2.06%	74%	$733,400
Year Ended 2/28/2019	$20.96	8.00%	0.95%(c)	0.88%(c),(d)	2.13%	60%	$544,140
Institutional 2 Class
Year Ended 2/28/2023	$19.64	(10.00%)	0.85%(c)	0.82%(c)	2.22%	59%	$159,146
Year Ended 2/28/2022	$24.05	(8.77%)	0.80%(c)	0.79%(c)	1.14%	92%	$180,150
Year Ended 2/28/2021	$32.36	58.89%	0.83%(c)	0.81%(c)	1.62%	98%	$235,448
Year Ended 2/29/2020	$22.31	12.88%	0.87%(c)	0.81%(c)	2.13%	74%	$92,233
Year Ended 2/28/2019	$21.12	8.07%	0.89%(c)	0.81%(c)	2.19%	60%	$80,367
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2023	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2023	$24.32	0.48	(3.00)	(2.52)	(0.47)	(1.44)	(1.91)
Year Ended 2/28/2022	$32.66	0.35	(2.92)	(2.57)	(0.32)	(5.45)	(5.77)
Year Ended 2/28/2021	$22.50	0.45	12.14	12.59	(0.53)	(1.90)	(2.43)
Year Ended 2/29/2020	$21.28	0.48	2.21	2.69	(0.57)	(0.90)	(1.47)
Year Ended 2/28/2019	$20.74	0.47	1.14	1.61	(0.48)	(0.59)	(1.07)
Class R
Year Ended 2/28/2023	$23.70	0.33	(2.91)	(2.58)	(0.34)	(1.44)	(1.78)
Year Ended 2/28/2022	$31.98	0.16	(2.85)	(2.69)	(0.14)	(5.45)	(5.59)
Year Ended 2/28/2021	$22.06	0.29	11.91	12.20	(0.38)	(1.90)	(2.28)
Year Ended 2/29/2020	$20.90	0.34	2.16	2.50	(0.44)	(0.90)	(1.34)
Year Ended 2/28/2019	$20.39	0.33	1.12	1.45	(0.35)	(0.59)	(0.94)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Convertible Securities Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2023	$19.89	(9.93%)	0.80%(c)	0.78%(c)	2.36%	59%	$116,903
Year Ended 2/28/2022	$24.32	(8.74%)	0.75%(c)	0.75%(c)	1.18%	92%	$101,658
Year Ended 2/28/2021	$32.66	58.95%	0.78%(c)	0.77%(c)	1.74%	98%	$136,747
Year Ended 2/29/2020	$22.50	12.97%	0.82%(c)	0.77%(c)	2.17%	74%	$128,319
Year Ended 2/28/2019	$21.28	8.11%	0.84%(c)	0.76%(c)	2.25%	60%	$100,142
Class R
Year Ended 2/28/2023	$19.34	(10.46%)	1.39%(c)	1.37%(c),(d)	1.65%	59%	$1,037
Year Ended 2/28/2022	$23.70	(9.32%)	1.35%(c)	1.35%(c),(d)	0.57%	92%	$1,277
Year Ended 2/28/2021	$31.98	58.04%	1.37%(c)	1.37%(c),(d)	1.13%	98%	$2,138
Year Ended 2/29/2020	$22.06	12.23%	1.42%(c)	1.37%(c),(d)	1.56%	74%	$1,900
Year Ended 2/28/2019	$20.90	7.44%	1.45%(c)	1.38%(c),(d)	1.63%	60%	$2,337
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2023	23

Notes to Financial Statements
February 28, 2023
Note 1. Organization
Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
24	Columbia Convertible Securities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Convertible Securities Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that
26	Columbia Convertible Securities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2023 was 0.76% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to July 1, 2022, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
Columbia Convertible Securities Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023
For the year ended February 28, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $500.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	150,079
Class C	—	1.00(b)	5,004

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
28	Columbia Convertible Securities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2022 through June 30, 2023	Prior to July 1, 2022
Class A	1.12%	1.12%
Advisor Class	0.87	0.87
Class C	1.87	1.87
Institutional Class	0.87	0.87
Institutional 2 Class	0.82	0.81
Institutional 3 Class	0.78	0.77
Class R	1.37	1.37
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, prior to July 1, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, investments in certain convertible securities, deemed distributions, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,870,779	(2,870,779)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Convertible Securities Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
February 28, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2023			Year Ended February 28, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
33,923,770	110,939,132	144,862,902	92,206,745	395,681,950	487,888,695
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
8,502,318	—	(52,864,954)	(134,049,130)
At February 28, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,494,968,162	62,400,159	(196,449,289)	(134,049,130)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended February 28, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(52,864,954)	—	(52,864,954)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $938,678,487 and $1,380,645,858, respectively, for the year ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
30	Columbia Convertible Securities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,000,000	3.26	3
Lender	3,300,000	3.85	3
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2023.
Note 9. Significant risks
Convertible securities risk
Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Columbia Convertible Securities Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
February 28, 2023
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
32	Columbia Convertible Securities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Shareholder concentration risk
At February 28, 2023, two unaffiliated shareholders of record owned 24.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 24.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Convertible Securities Fund | Annual Report 2023	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Convertible Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Convertible Securities Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Convertible Securities Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends
33.14%	30.31%	1.09%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia Convertible Securities Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
36	Columbia Convertible Securities Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Former Trustee, MA Taxpayers Foundation,1997-2022; former Governing Board Member (Chairperson of Innovation Index Advisory Committee), MA Technology Collaborative, 1997-2020; former Director, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Convertible Securities Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
38	Columbia Convertible Securities Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Columbia Convertible Securities Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
40	Columbia Convertible Securities Fund | Annual Report 2023

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Columbia Convertible Securities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN134_02_N01_(04/23)

Annual Report
February 28, 2023
Columbia Select Large Cap Equity Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Large Cap Equity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Equity Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2014
Tiffany Wade
Co-Portfolio Manager
Managed Fund since 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/02/99	-9.89	8.91	11.68
	Including sales charges		-15.08	7.64	11.02
Advisor Class*		07/05/17	-9.64	9.18	11.95
Class C	Excluding sales charges	08/02/99	-10.54	8.11	10.85
	Including sales charges		-11.38	8.11	10.85
Institutional Class		10/02/98	-9.65	9.18	11.96
Institutional 2 Class		11/08/12	-9.64	9.28	12.05
Institutional 3 Class*		03/01/17	-9.54	9.33	12.04
S&P 500 Index			-7.69	9.82	12.25
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Large Cap Equity Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2013 — February 28, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2023)
Common Stocks	97.6
Money Market Funds	2.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	9.0
Consumer Discretionary	9.9
Consumer Staples	8.2
Energy	3.6
Financials	9.6
Health Care	15.0
Industrials	10.5
Information Technology	28.1
Real Estate	2.6
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Equity Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At February 28, 2023, approximately 43.74% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended February 28, 2023, Class A shares of Columbia Select Large Cap Equity Fund returned -9.89% excluding sales charges. The Fund underperformed its benchmark, the S&P 500 Index, which returned -7.69% for the same time period.
Market overview
U.S. equites delivered mixed results during the 12-month period ending February 28, 2023, with most major benchmarks posting negative returns despite strong results in certain industry groups.  For example, the broad-market S&P 500 Index finished down 7.69%. In contrast, the energy sector within the S&P 500 Index was up more than 24%, and biotechnology stocks within the S&P 500 Index were up nearly 14%.
A key factor influencing sentiment was Russia’s invasion of Ukraine immediately before the start of the period.  Although initial risk-off sentiment briefly reversed, equity markets began a choppy but steady downward trajectory that would last throughout the period. Along the way, drawdowns rivaled those last seen in the Global Financial Crisis of 2008 and the dot-com meltdown in 2002.
These results were driven largely by investor sentiment that wavered between worry and hope around the course of inflation and corresponding action by the U.S. Federal Reserve (Fed), which ended up hiking interest rates eight times by a combined 4.50 percentage points over the course of the period. Some upside was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee announced an anticipated 75-basis point rate hike at the end of July.  (A basis point is 1/100 of a percent.) What many seemingly heard were hints that interest rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75-basis point hike in September, along with a forecast showing no expectations for rate cuts until 2024.
A similar about-face was repeated near year-end as sentiment abruptly turned positive to start the fourth quarter but stalled in mid-December when the Fed raised rates by 50 basis points.  Slowing global growth and China’s zero-COVID lockdown policy compounded rate worries. Sentiment continued to see-saw though period-end. U.S. equities finished January 2023 on a decidedly positive note but gave back some of those gains in February, as worries over the so-called “higher-for-longer” rate regime overwhelmed any expectations of a slowdown in Fed rate hikes.
The Fund’s notable detractors during the period
•	Stock selection within the consumer discretionary sector detracted most from relative performance during the period.
•	The information technology and consumer staples sectors were also areas of detraction for the Fund versus its benchmark, as allocations to and selections within both sectors weighed on relative results.
•	Individual holdings that detracted most from Fund performance relative to its benchmark during the period included Google parent Alphabet, Inc., internet retail giant Amazon.com, Inc., software company Adobe, Inc., semiconductor company QUALCOMM, Inc. and beer, wine and spirits producer Constellation Brands, Inc.
The Fund’s notable contributors during the period
•	The Fund benefited from its stock selection within, and allocations to, the health care and industrials sectors.
•	Stock selection within the energy sector also contributed to the Fund’s performance versus its benchmark during the period.
Columbia Select Large Cap Equity Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Individual holdings that contributed most to relative performance during the period included energy companies Valero Energy Corp. and ConocoPhillips Co., pharmaceutical companies Johnson & Johnson and Eli Lilly & Co., and specialty machinery company Parker-Hannifin Corp. The Fund sold its position in Valero Energy and Johnson & Johnson during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Large Cap Equity Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.50	1,020.83	3.97	4.01	0.80
Advisor Class	1,000.00	1,000.00	1,003.40	1,022.07	2.73	2.76	0.55
Class C	1,000.00	1,000.00	999.30	1,017.11	7.68	7.75	1.55
Institutional Class	1,000.00	1,000.00	1,003.30	1,022.07	2.73	2.76	0.55
Institutional 2 Class	1,000.00	1,000.00	1,003.80	1,022.36	2.43	2.46	0.49
Institutional 3 Class	1,000.00	1,000.00	1,004.50	1,022.61	2.19	2.21	0.44
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Large Cap Equity Fund | Annual Report 2023	7

Portfolio of Investments
February 28, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.5%
Issuer	Shares	Value ($)
Communication Services 8.8%
Diversified Telecommunication Services 1.6%
AT&T, Inc.	1,011,927	19,135,539
Entertainment 1.2%
Electronic Arts, Inc.	134,807	14,955,489
Interactive Media & Services 4.2%
Alphabet, Inc., Class C(a)	559,449	50,518,245
Media 1.8%
Comcast Corp., Class A	578,563	21,505,187
Total Communication Services		106,114,460
Consumer Discretionary 9.6%
Automobiles 1.0%
Tesla, Inc.(a)	56,186	11,558,022
Hotels, Restaurants & Leisure 2.9%
Hilton Worldwide Holdings, Inc.	128,467	18,564,766
Las Vegas Sands Corp.(a)	287,618	16,529,407
Total		35,094,173
Internet & Direct Marketing Retail 3.8%
Amazon.com, Inc.(a)	494,892	46,633,673
Specialty Retail 1.9%
Home Depot, Inc. (The)	77,515	22,986,298
Total Consumer Discretionary		116,272,166
Consumer Staples 8.0%
Beverages 1.8%
Coca-Cola Co. (The)	364,834	21,711,271
Food & Staples Retailing 2.1%
Walmart, Inc.	176,211	25,044,870
Food Products 1.6%
Hershey Co. (The)	83,935	20,003,389
Household Products 2.5%
Procter & Gamble Co. (The)	220,079	30,274,067
Total Consumer Staples		97,033,597
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.5%
Oil, Gas & Consumable Fuels 3.5%
EOG Resources, Inc.	122,355	13,828,562
Exxon Mobil Corp.	258,007	28,357,549
Total		42,186,111
Total Energy		42,186,111
Financials 9.3%
Banks 2.8%
Bank of America Corp.	775,767	26,608,808
Popular, Inc.	109,713	7,833,508
Total		34,442,316
Capital Markets 3.3%
Morgan Stanley	240,189	23,178,239
S&P Global, Inc.	48,210	16,449,252
Total		39,627,491
Consumer Finance 1.5%
Discover Financial Services	162,898	18,244,576
Insurance 1.7%
MetLife, Inc.	289,073	20,735,206
Total Financials		113,049,589
Health Care 14.7%
Biotechnology 3.7%
AbbVie, Inc.	164,002	25,239,908
BioMarin Pharmaceutical, Inc.(a)	92,957	9,257,588
Vertex Pharmaceuticals, Inc.(a)	36,487	10,591,811
Total		45,089,307
Health Care Equipment & Supplies 2.9%
Boston Scientific Corp.(a)	385,115	17,992,573
Intuitive Surgical, Inc.(a)	71,768	16,462,861
Total		34,455,434
Health Care Providers & Services 2.6%
Cigna Corp. (The)	51,260	14,973,046
Elevance Health, Inc.	35,426	16,638,529
Total		31,611,575
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Equity Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 5.5%
Eli Lilly & Co.	66,066	20,561,061
Merck & Co., Inc.	229,550	24,387,392
Zoetis, Inc.	127,678	21,322,226
Total		66,270,679
Total Health Care		177,426,995
Industrials 10.3%
Aerospace & Defense 1.6%
Raytheon Technologies Corp.	195,453	19,171,985
Building Products 1.5%
Trane Technologies PLC	94,918	17,556,982
Commercial Services & Supplies 2.7%
Cintas Corp.	39,056	17,124,885
Republic Services, Inc.	124,097	15,999,826
Total		33,124,711
Construction & Engineering 1.3%
MasTec, Inc.(a)	163,463	15,973,604
Machinery 1.6%
Parker-Hannifin Corp.	53,437	18,801,808
Road & Rail 1.6%
Union Pacific Corp.	94,403	19,567,854
Total Industrials		124,196,944
Information Technology 27.4%
Communications Equipment 1.9%
Cisco Systems, Inc.	469,589	22,737,499
Electronic Equipment, Instruments & Components 1.3%
TE Connectivity Ltd.	128,582	16,371,060
IT Services 2.2%
MasterCard, Inc., Class A	74,204	26,363,939
Semiconductors & Semiconductor Equipment 6.7%
Broadcom, Inc.	35,489	21,090,758
Lam Research Corp.	31,043	15,087,208
NVIDIA Corp.	116,366	27,015,531
QUALCOMM, Inc.	146,478	18,094,427
Total		81,287,924
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 9.7%
Adobe, Inc.(a)	60,908	19,731,147
Microsoft Corp.	327,985	81,806,019
Palo Alto Networks, Inc.(a)	88,068	16,589,369
Total		118,126,535
Technology Hardware, Storage & Peripherals 5.6%
Apple, Inc.	457,124	67,384,649
Total Information Technology		332,271,606
Real Estate 2.5%
Equity Real Estate Investment Trusts (REITS) 2.5%
American Homes 4 Rent, Class A	424,102	13,155,645
Prologis, Inc.	143,901	17,757,383
Total		30,913,028
Total Real Estate		30,913,028
Utilities 3.4%
Electric Utilities 1.7%
American Electric Power Co., Inc.	239,884	21,102,596
Multi-Utilities 1.7%
Ameren Corp.	244,324	20,208,038
Total Utilities		41,310,634
Total Common Stocks (Cost $917,856,132)		1,180,775,130

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(b),(c)	28,839,564	28,828,028
Total Money Market Funds (Cost $28,826,790)		28,828,028
Total Investments in Securities (Cost: $946,682,922)		1,209,603,158
Other Assets & Liabilities, Net		1,049,392
Net Assets		1,210,652,550

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	13,299,610	292,811,963	(277,283,619)	74	28,828,028	2,758	440,715	28,839,564
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	106,114,460	—	—	106,114,460
Consumer Discretionary	116,272,166	—	—	116,272,166
Consumer Staples	97,033,597	—	—	97,033,597
Energy	42,186,111	—	—	42,186,111
Financials	113,049,589	—	—	113,049,589
Health Care	177,426,995	—	—	177,426,995
Industrials	124,196,944	—	—	124,196,944
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Equity Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	332,271,606	—	—	332,271,606
Real Estate	30,913,028	—	—	30,913,028
Utilities	41,310,634	—	—	41,310,634
Total Common Stocks	1,180,775,130	—	—	1,180,775,130
Money Market Funds	28,828,028	—	—	28,828,028
Total Investments in Securities	1,209,603,158	—	—	1,209,603,158
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2023	11

Statement of Assets and Liabilities
February 28, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $917,856,132)	$1,180,775,130
Affiliated issuers (cost $28,826,790)	28,828,028
Receivable for:
Investments sold	3,839,638
Capital shares sold	228,139
Dividends	1,688,657
Expense reimbursement due from Investment Manager	10,885
Prepaid expenses	11,392
Total assets	1,215,381,869
Liabilities
Payable for:
Investments purchased	3,584,873
Capital shares purchased	856,807
Management services fees	24,336
Distribution and/or service fees	1,569
Transfer agent fees	65,959
Compensation of board members	158,509
Compensation of chief compliance officer	231
Other expenses	37,035
Total liabilities	4,729,319
Net assets applicable to outstanding capital stock	$1,210,652,550
Represented by
Paid in capital	934,517,613
Total distributable earnings (loss)	276,134,937
Total - representing net assets applicable to outstanding capital stock	$1,210,652,550
Class A
Net assets	$194,560,212
Shares outstanding	12,167,091
Net asset value per share	$15.99
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$16.97
Advisor Class
Net assets	$1,992,672
Shares outstanding	126,568
Net asset value per share	$15.74
Class C
Net assets	$8,243,268
Shares outstanding	581,861
Net asset value per share	$14.17
Institutional Class
Net assets	$261,568,358
Shares outstanding	16,518,686
Net asset value per share	$15.83
Institutional 2 Class
Net assets	$184,916,752
Shares outstanding	11,224,295
Net asset value per share	$16.47
Institutional 3 Class
Net assets	$559,371,288
Shares outstanding	36,016,990
Net asset value per share	$15.53
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Equity Fund | Annual Report 2023

Statement of Operations
Year Ended February 28, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$19,700,877
Dividends — affiliated issuers	440,715
Interfund lending	2,080
Foreign taxes withheld	(25,392)
Total income	20,118,280
Expenses:
Management services fees	9,158,688
Distribution and/or service fees
Class A	520,177
Class C	79,101
Transfer agent fees
Class A	254,232
Advisor Class	2,194
Class C	9,676
Institutional Class	324,129
Institutional 2 Class	96,526
Institutional 3 Class	36,375
Compensation of board members	25,801
Custodian fees	11,866
Printing and postage fees	45,958
Registration fees	115,746
Audit fees	30,090
Legal fees	30,200
Interest on collateral	208
Compensation of chief compliance officer	226
Other	28,104
Total expenses	10,769,297
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(4,106,053)
Expense reduction	(660)
Total net expenses	6,662,584
Net investment income	13,455,696
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,034,180
Investments — affiliated issuers	2,758
Foreign currency translations	(21)
Futures contracts	2,410,564
Net realized gain	11,447,481
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(157,818,205)
Investments — affiliated issuers	74
Futures contracts	177,632
Net change in unrealized appreciation (depreciation)	(157,640,499)
Net realized and unrealized loss	(146,193,018)
Net decrease in net assets resulting from operations	$(132,737,322)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2023	13

Statement of Changes in Net Assets
	Year Ended February 28, 2023	Year Ended February 28, 2022
Operations
Net investment income	$13,455,696	$11,293,219
Net realized gain	11,447,481	116,395,404
Net change in unrealized appreciation (depreciation)	(157,640,499)	84,398,691
Net increase (decrease) in net assets resulting from operations	(132,737,322)	212,087,314
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,332,906)	(17,789,878)
Advisor Class	(99,137)	(174,654)
Class C	(415,101)	(637,088)
Institutional Class	(16,249,703)	(16,826,301)
Institutional 2 Class	(8,352,037)	(12,046,628)
Institutional 3 Class	(36,039,168)	(57,623,422)
Total distributions to shareholders	(72,488,052)	(105,097,971)
Increase in net assets from capital stock activity	56,328,588	31,469,851
Total increase (decrease) in net assets	(148,896,786)	138,459,194
Net assets at beginning of year	1,359,549,336	1,221,090,142
Net assets at end of year	$1,210,652,550	$1,359,549,336
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Equity Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2023		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,176,069	18,920,889	1,275,138	24,825,167
Distributions reinvested	286,032	4,384,599	338,444	6,673,124
Redemptions	(1,804,460)	(29,231,259)	(1,605,606)	(31,071,032)
Net increase (decrease)	(342,359)	(5,925,771)	7,976	427,259
Advisor Class
Subscriptions	31,009	495,131	57,976	1,077,177
Distributions reinvested	6,544	98,961	8,984	174,378
Redemptions	(15,233)	(245,875)	(61,135)	(1,178,243)
Net increase	22,320	348,217	5,825	73,312
Class C
Subscriptions	174,132	2,526,136	105,380	1,870,662
Distributions reinvested	28,435	384,726	31,956	563,770
Redemptions	(141,568)	(2,071,613)	(110,967)	(1,935,215)
Net increase	60,999	839,249	26,369	499,217
Institutional Class
Subscriptions	7,626,813	129,983,432	2,429,962	46,730,851
Distributions reinvested	1,023,923	15,563,977	807,948	15,787,253
Redemptions	(3,621,225)	(58,356,394)	(1,642,468)	(31,747,662)
Net increase	5,029,511	87,191,015	1,595,442	30,770,442
Institutional 2 Class
Subscriptions	4,380,984	71,503,980	5,530,357	109,586,321
Distributions reinvested	527,455	8,351,999	592,170	12,046,628
Redemptions	(3,968,403)	(66,165,196)	(1,597,524)	(32,564,052)
Net increase	940,036	13,690,783	4,525,003	89,068,897
Institutional 3 Class
Subscriptions	580,650	9,118,713	2,765,887	53,592,290
Distributions reinvested	2,249,128	33,564,474	2,732,037	52,418,462
Redemptions	(5,089,097)	(82,498,092)	(10,204,800)	(195,380,028)
Net decrease	(2,259,319)	(39,814,905)	(4,706,876)	(89,369,276)
Total net increase	3,451,188	56,328,588	1,453,739	31,469,851
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2023	$18.81	0.13	(2.03)	(1.90)	(0.12)	(0.80)	(0.92)
Year Ended 2/28/2022	$17.28	0.11	2.88	2.99	(0.15)	(1.31)	(1.46)
Year Ended 2/28/2021	$14.22	0.14	4.08	4.22	(0.21)	(0.95)	(1.16)
Year Ended 2/29/2020	$13.95	0.24	0.77	1.01	(0.12)	(0.62)	(0.74)
Year Ended 2/28/2019	$14.82	0.16	0.33	0.49	(0.14)	(1.22)	(1.36)
Advisor Class
Year Ended 2/28/2023	$18.53	0.17	(2.00)	(1.83)	(0.16)	(0.80)	(0.96)
Year Ended 2/28/2022	$17.04	0.15	2.84	2.99	(0.19)	(1.31)	(1.50)
Year Ended 2/28/2021	$14.04	0.18	4.02	4.20	(0.25)	(0.95)	(1.20)
Year Ended 2/29/2020	$13.78	0.26	0.78	1.04	(0.16)	(0.62)	(0.78)
Year Ended 2/28/2019	$14.66	0.20	0.33	0.53	(0.19)	(1.22)	(1.41)
Class C
Year Ended 2/28/2023	$16.78	0.01	(1.82)	(1.81)	(0.00)(e)	(0.80)	(0.80)
Year Ended 2/28/2022	$15.58	(0.04)	2.60	2.56	(0.05)	(1.31)	(1.36)
Year Ended 2/28/2021	$12.92	0.03	3.69	3.72	(0.11)	(0.95)	(1.06)
Year Ended 2/29/2020	$12.74	0.11	0.71	0.82	(0.02)	(0.62)	(0.64)
Year Ended 2/28/2019	$13.64	0.05	0.31	0.36	(0.04)	(1.22)	(1.26)
Institutional Class
Year Ended 2/28/2023	$18.63	0.17	(2.01)	(1.84)	(0.16)	(0.80)	(0.96)
Year Ended 2/28/2022	$17.13	0.15	2.85	3.00	(0.19)	(1.31)	(1.50)
Year Ended 2/28/2021	$14.10	0.18	4.05	4.23	(0.25)	(0.95)	(1.20)
Year Ended 2/29/2020	$13.84	0.26	0.78	1.04	(0.16)	(0.62)	(0.78)
Year Ended 2/28/2019	$14.71	0.19	0.34	0.53	(0.18)	(1.22)	(1.40)
Institutional 2 Class
Year Ended 2/28/2023	$19.35	0.19	(2.10)	(1.91)	(0.17)	(0.80)	(0.97)
Year Ended 2/28/2022	$17.73	0.17	2.97	3.14	(0.21)	(1.31)	(1.52)
Year Ended 2/28/2021	$14.55	0.21	4.18	4.39	(0.26)	(0.95)	(1.21)
Year Ended 2/29/2020	$14.26	0.29	0.79	1.08	(0.17)	(0.62)	(0.79)
Year Ended 2/28/2019	$15.11	0.22	0.34	0.56	(0.19)	(1.22)	(1.41)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Equity Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2023	$15.99	(9.89%)	1.12%(c)	0.80%(c),(d)	0.81%	55%	$194,560
Year Ended 2/28/2022	$18.81	17.04%	1.12%(c)	0.79%(c),(d)	0.54%	58%	$235,276
Year Ended 2/28/2021	$17.28	30.70%	1.16%(c)	0.79%(c),(d)	0.92%	64%	$216,047
Year Ended 2/29/2020	$14.22	7.30%	1.18%	0.80%(d)	1.63%	46%	$155,699
Year Ended 2/28/2019	$13.95	3.61%	1.19%	0.80%(d)	1.10%	62%	$151,703
Advisor Class
Year Ended 2/28/2023	$15.74	(9.64%)	0.88%(c)	0.55%(c),(d)	1.06%	55%	$1,993
Year Ended 2/28/2022	$18.53	17.31%	0.87%(c)	0.54%(c),(d)	0.79%	58%	$1,932
Year Ended 2/28/2021	$17.04	30.96%	0.91%(c)	0.54%(c),(d)	1.18%	64%	$1,678
Year Ended 2/29/2020	$14.04	7.58%	0.93%	0.55%(d)	1.81%	46%	$3,294
Year Ended 2/28/2019	$13.78	3.88%	0.94%	0.55%(d)	1.45%	62%	$3,143
Class C
Year Ended 2/28/2023	$14.17	(10.54%)	1.88%(c)	1.55%(c),(d)	0.06%	55%	$8,243
Year Ended 2/28/2022	$16.78	16.13%	1.87%(c)	1.54%(c),(d)	(0.21%)	58%	$8,739
Year Ended 2/28/2021	$15.58	29.82%	1.91%(c)	1.54%(c),(d)	0.18%	64%	$7,703
Year Ended 2/29/2020	$12.92	6.45%	1.93%	1.55%(d)	0.83%	46%	$6,040
Year Ended 2/28/2019	$12.74	2.85%	1.94%	1.55%(d)	0.34%	62%	$7,783
Institutional Class
Year Ended 2/28/2023	$15.83	(9.65%)	0.88%(c)	0.55%(c),(d)	1.07%	55%	$261,568
Year Ended 2/28/2022	$18.63	17.28%	0.87%(c)	0.54%(c),(d)	0.79%	58%	$214,100
Year Ended 2/28/2021	$17.13	31.04%	0.91%(c)	0.54%(c),(d)	1.18%	64%	$169,476
Year Ended 2/29/2020	$14.10	7.54%	0.93%	0.55%(d)	1.76%	46%	$125,623
Year Ended 2/28/2019	$13.84	3.90%	0.94%	0.55%(d)	1.34%	62%	$158,057
Institutional 2 Class
Year Ended 2/28/2023	$16.47	(9.64%)	0.81%(c)	0.48%(c)	1.12%	55%	$184,917
Year Ended 2/28/2022	$19.35	17.45%	0.80%(c)	0.47%(c)	0.85%	58%	$198,955
Year Ended 2/28/2021	$17.73	31.20%	0.83%(c)	0.46%(c)	1.26%	64%	$102,131
Year Ended 2/29/2020	$14.55	7.61%	0.85%	0.46%	1.97%	46%	$22,676
Year Ended 2/28/2019	$14.26	4.01%	0.84%	0.46%	1.53%	62%	$19,466
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2023	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2023	$18.30	0.19	(1.98)	(1.79)	(0.18)	(0.80)	(0.98)
Year Ended 2/28/2022	$16.85	0.17	2.81	2.98	(0.22)	(1.31)	(1.53)
Year Ended 2/28/2021	$13.88	0.20	3.98	4.18	(0.26)	(0.95)	(1.21)
Year Ended 2/29/2020	$13.63	0.29	0.76	1.05	(0.18)	(0.62)	(0.80)
Year Ended 2/28/2019	$14.51	0.21	0.33	0.54	(0.20)	(1.22)	(1.42)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Equity Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2023	$15.53	(9.54%)	0.76%(c)	0.43%(c)	1.17%	55%	$559,371
Year Ended 2/28/2022	$18.30	17.40%	0.75%(c)	0.42%(c)	0.92%	58%	$700,548
Year Ended 2/28/2021	$16.85	31.26%	0.78%(c)	0.41%(c)	1.29%	64%	$724,055
Year Ended 2/29/2020	$13.88	7.72%	0.80%	0.42%	2.04%	46%	$364,432
Year Ended 2/28/2019	$13.63	4.02%	0.80%	0.43%	1.48%	62%	$340,760
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2023	19

Notes to Financial Statements
February 28, 2023
Note 1. Organization
Columbia Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Select Large Cap Equity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Select Large Cap Equity Fund | Annual Report 2023	21

Notes to Financial Statements  (continued)
February 28, 2023
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
22	Columbia Select Large Cap Equity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
At February 28, 2023, the Fund had no outstanding derivatives.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,410,564

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	177,632
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	3,838,097

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2023.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Select Large Cap Equity Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
24	Columbia Select Large Cap Equity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2023 was 0.73% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Select Large Cap Equity Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023
For the year ended February 28, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $660.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	61,007
Class C	—	1.00(b)	574

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Select Large Cap Equity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2022 through June 30, 2023	Prior to July 1, 2022
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.49	0.48
Institutional 3 Class	0.44	0.43
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign currency transactions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(49,285)	49,286	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Select Large Cap Equity Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2023			Year Ended February 28, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
26,106,407	46,381,645	72,488,052	54,145,783	50,952,188	105,097,971
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,659,661	15,809,673	—	256,822,342
At February 28, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
952,780,816	289,245,122	(32,422,780)	256,822,342
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $687,663,901 and $695,331,235, respectively, for the year ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia Select Large Cap Equity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	12,850,000	1.91	4
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2023.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced
Columbia Select Large Cap Equity Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
February 28, 2023
liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 28, 2023, two unaffiliated shareholders of record owned 24.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 48.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
30	Columbia Select Large Cap Equity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Select Large Cap Equity Fund | Annual Report 2023	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Large Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large Cap Equity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Select Large Cap Equity Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
58.84%	57.20%	1.22%	$16,788,839
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Columbia Select Large Cap Equity Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
34	Columbia Select Large Cap Equity Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Former Trustee, MA Taxpayers Foundation,1997-2022; former Governing Board Member (Chairperson of Innovation Index Advisory Committee), MA Technology Collaborative, 1997-2020; former Director, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Columbia Select Large Cap Equity Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
36	Columbia Select Large Cap Equity Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Select Large Cap Equity Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
38	Columbia Select Large Cap Equity Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Select Large Cap Equity Fund | Annual Report 2023	39

Columbia Select Large Cap Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN172_02_N01_(04/23)

Annual Report
February 28, 2023
Columbia Large Cap Index Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Index Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) 500 Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
	Inception	1 Year	5 Years	10 Years
Class A	10/10/95	-8.02	9.34	11.76
Institutional Class	12/15/93	-7.80	9.61	12.03
Institutional 2 Class	11/08/12	-7.79	9.61	12.04
Institutional 3 Class*	03/01/17	-7.81	9.62	12.04
S&P 500 Index		-7.69	9.82	12.25
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Index Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2013 — February 28, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2023)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	7.7
Consumer Discretionary	10.7
Consumer Staples	6.7
Energy	4.8
Financials	11.7
Health Care	14.3
Industrials	8.5
Information Technology	27.3
Materials	2.8
Real Estate	2.7
Utilities	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Index Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At February 28, 2023, approximately 32.69% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended February 28, 2023, the Fund’s Class A shares returned -8.02%. The Fund closely tracked its benchmark, the unmanaged S&P 500 Index (the Index), which returned -7.69% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
Driven by a series of eight interest rate hikes by the U.S. Federal Reserve (Fed), decades-high inflation, persistent recession worries, climbing U.S. Treasury yields, supply-chain disruptions, volatile commodity prices, geopolitical tensions resulting from the Russian invasion of Ukraine, and elevated concerns around China’s zero-COVID policy, the U.S. equity market, as measured by the Index, posted negative returns during the annual period. On slowing yet relatively resilient corporate earnings reports, a still-tight U.S. labor market, an economic reopening in China, hopes that Fed interest rate hikes would be smaller and soon pause, and warming notions of a soft economic landing, there were brief respites of equity market rallies, such as those in July into early August 2022, in October and November 2022, and then in January 2023. However, as the realization that interest rates could remain higher for longer set in with investors even as inflation decreased, albeit from high levels, stocks ticked lower again in February 2023.
For the annual period overall, all capitalization segments within the U.S. equity market posted negative absolute returns, with large-cap stocks the weakest, followed by small-cap stocks and then mid-cap stocks. From a style perspective, value-oriented stocks notably outperformed growth-oriented stocks across the capitalization spectrum of the U.S. equity market. Interestingly, however, growth stocks reclaimed leadership from their value counterparts in the last two months of the annual period, i.e., the first two months of 2023.
Only three of the eleven sectors of the Index posted a positive return during the 12 months ended February 28, 2023.  Information technology remained the largest sector by weighting in the Index as of February 28, 2023, with a weighting of 27.28%. As always, each sector and stock in the Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
The Fund’s notable detractors during the period
•	Communication services, consumer discretionary and real estate were the weakest sectors in the Index during the annual period as measured by total return.
•	On the basis of impact, information technology, communication services and consumer discretionary were the weakest sectors.
•	The worst performing industries for the annual period on the basis of total return were leisure products; Internet and direct marketing retail; interactive media and services; automobiles; and entertainment.
•	Top individual detractors were e-commerce retailing behemoth Amazon.com, Inc.; information technology giants Microsoft Corp., Apple Inc. and Alphabet Inc.; and electric vehicle maker Tesla, Inc.
The Fund’s notable contributors during the period
•	In terms of total return, energy was by far the best relative performer, followed at some distance by industrials and materials.
•	On the basis of impact, which takes weighting and total returns into account, energy, industrials and health care were the biggest contributors to the Index’s return.
Columbia Large Cap Index Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	The top performing industries for the annual period on the basis of total return were construction and engineering; trading companies and distributors; oil, gas and consumable fuels; energy equipment and services; and independent power and renewable electricity producers.
•	Top individual contributors within the Index during the annual period included integrated energy companies Exxon Mobil Corp. and Chevron Corp.; pharmaceutical companies Merck & Co., Inc. and Eli Lilly and Company; and diversified financial institution JPMorgan Chase & Co.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Index Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,011.20	1,022.56	2.24	2.26	0.45
Institutional Class	1,000.00	1,000.00	1,012.50	1,023.80	1.00	1.00	0.20
Institutional 2 Class	1,000.00	1,000.00	1,012.40	1,023.80	1.00	1.00	0.20
Institutional 3 Class	1,000.00	1,000.00	1,012.30	1,023.80	1.00	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Index Fund | Annual Report 2023	7

Portfolio of Investments
February 28, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Communication Services 7.6%
Diversified Telecommunication Services 0.9%
AT&T, Inc.	596,984	11,288,968
Lumen Technologies, Inc.	79,728	271,075
Verizon Communications, Inc.	351,793	13,653,086
Total		25,213,129
Entertainment 1.4%
Activision Blizzard, Inc.	59,656	4,548,770
Electronic Arts, Inc.	21,969	2,437,241
Live Nation Entertainment, Inc.(a)	11,965	862,198
Netflix, Inc.(a)	37,277	12,008,040
Take-Two Interactive Software, Inc.(a)	13,214	1,447,594
Walt Disney Co. (The)(a)	152,706	15,211,045
Warner Bros Discovery, Inc.(a)	185,104	2,891,324
Total		39,406,212
Interactive Media & Services 4.2%
Alphabet, Inc., Class A(a)	500,321	45,058,909
Alphabet, Inc., Class C(a)	443,514	40,049,314
Match Group, Inc.(a)	23,396	969,062
Meta Platforms, Inc., Class A(a)	188,357	32,951,174
Total		119,028,459
Media 0.8%
Charter Communications, Inc., Class A(a)	8,997	3,307,387
Comcast Corp., Class A	361,354	13,431,528
DISH Network Corp., Class A(a)	21,054	240,226
Fox Corp., Class A	25,336	887,267
Fox Corp., Class B	11,671	376,390
Interpublic Group of Companies, Inc. (The)	32,544	1,156,614
News Corp., Class A	32,027	549,263
News Corp., Class B	9,876	170,460
Omnicom Group, Inc.	17,081	1,547,026
Paramount Global, Class B	42,303	906,130
Total		22,572,291
Wireless Telecommunication Services 0.3%
T-Mobile US, Inc.(a)	50,023	7,112,270
Total Communication Services		213,332,361
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 10.5%
Auto Components 0.1%
Aptiv PLC(a)	22,696	2,639,091
BorgWarner, Inc.	19,614	986,192
Total		3,625,283
Automobiles 2.0%
Ford Motor Co.	330,837	3,993,203
General Motors Co.	119,003	4,610,176
Tesla, Inc.(a)	224,829	46,249,573
Total		54,852,952
Distributors 0.2%
Genuine Parts Co.	11,807	2,088,186
LKQ Corp.	21,260	1,217,985
Pool Corp.	3,271	1,167,289
Total		4,473,460
Hotels, Restaurants & Leisure 2.1%
Booking Holdings, Inc.(a)	3,249	8,200,476
Caesars Entertainment, Inc.(a)	17,973	912,309
Carnival Corp.(a)	83,884	890,848
Chipotle Mexican Grill, Inc.(a)	2,322	3,462,288
Darden Restaurants, Inc.	10,252	1,465,934
Domino’s Pizza, Inc.	2,965	871,740
Expedia Group, Inc.(a)	12,612	1,374,330
Hilton Worldwide Holdings, Inc.	22,654	3,273,730
Las Vegas Sands Corp.(a)	27,524	1,581,804
Marriott International, Inc., Class A	22,537	3,814,162
McDonald’s Corp.	61,351	16,191,142
MGM Resorts International	26,699	1,148,324
Norwegian Cruise Line Holdings Ltd.(a)	35,298	523,116
Royal Caribbean Cruises Ltd.(a)	18,382	1,298,504
Starbucks Corp.	96,152	9,816,158
Wynn Resorts Ltd.(a)	8,637	935,992
Yum! Brands, Inc.	23,595	3,000,340
Total		58,761,197
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.3%
D.R. Horton, Inc.	26,218	2,424,641
Garmin Ltd.	12,844	1,260,382
Lennar Corp., Class A	21,340	2,064,431
Mohawk Industries, Inc.(a)	4,417	454,288
Newell Brands, Inc.	31,527	463,132
NVR, Inc.(a)	252	1,303,752
PulteGroup, Inc.	19,083	1,043,268
Whirlpool Corp.	4,563	629,603
Total		9,643,497
Internet & Direct Marketing Retail 2.6%
Amazon.com, Inc.(a)	743,440	70,054,351
eBay, Inc.	45,455	2,086,385
Etsy, Inc.(a)	10,528	1,278,204
Total		73,418,940
Leisure Products 0.0%
Hasbro, Inc.	10,875	598,234
Multiline Retail 0.5%
Dollar General Corp.	18,895	4,086,989
Dollar Tree, Inc.(a)	17,632	2,561,577
Target Corp.	38,553	6,496,180
Total		13,144,746
Specialty Retail 2.2%
Advance Auto Parts, Inc.	5,036	730,019
AutoZone, Inc.(a)	1,590	3,953,599
Bath & Body Works, Inc.	19,129	781,802
Best Buy Co., Inc.	16,783	1,394,835
CarMax, Inc.(a)	13,236	913,813
Home Depot, Inc. (The)	85,751	25,428,602
Lowe’s Companies, Inc.	51,992	10,697,354
O’Reilly Automotive, Inc.(a)	5,242	4,351,384
Ross Stores, Inc.	29,071	3,213,508
TJX Companies, Inc. (The)	97,254	7,449,656
Tractor Supply Co.	9,253	2,158,355
Ulta Beauty, Inc.(a)	4,290	2,225,652
Total		63,298,579
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.5%
NIKE, Inc., Class B	105,516	12,534,245
Ralph Lauren Corp.	3,442	406,810
Tapestry, Inc.	20,184	878,206
VF Corp.	27,666	686,670
Total		14,505,931
Total Consumer Discretionary		296,322,819
Consumer Staples 6.6%
Beverages 1.8%
Brown-Forman Corp., Class B	15,316	993,549
Coca-Cola Co. (The)	326,014	19,401,093
Constellation Brands, Inc., Class A	13,597	3,041,649
Keurig Dr. Pepper, Inc.	71,178	2,459,200
Molson Coors Beverage Co., Class B	15,747	837,583
Monster Beverage Corp.(a)	31,903	3,246,449
PepsiCo, Inc.	115,402	20,025,709
Total		50,005,232
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	37,074	17,950,489
Kroger Co. (The)	54,562	2,353,805
Sysco Corp.	42,449	3,165,422
Walgreens Boots Alliance, Inc.	60,125	2,136,241
Walmart, Inc.	118,224	16,803,177
Total		42,409,134
Food Products 1.1%
Archer-Daniels-Midland Co.	46,014	3,662,714
Campbell Soup Co.	16,823	883,544
ConAgra Foods, Inc.	40,144	1,461,643
General Mills, Inc.	49,717	3,952,999
Hershey Co. (The)	12,311	2,933,958
Hormel Foods Corp.	24,248	1,076,126
JM Smucker Co. (The)	8,926	1,320,066
Kellogg Co.	21,440	1,413,754
Kraft Heinz Co. (The)	66,693	2,597,025
Lamb Weston Holdings, Inc.	12,048	1,212,511
McCormick & Co., Inc.	20,991	1,560,051

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Mondelez International, Inc., Class A	114,390	7,455,940
Tyson Foods, Inc., Class A	24,259	1,437,103
Total		30,967,434
Household Products 1.4%
Church & Dwight Co., Inc.	20,427	1,711,374
Clorox Co. (The)	10,335	1,606,472
Colgate-Palmolive Co.	69,961	5,128,141
Kimberly-Clark Corp.	28,269	3,535,039
Procter & Gamble Co. (The)	198,495	27,304,972
Total		39,285,998
Personal Products 0.1%
Estee Lauder Companies, Inc. (The), Class A	19,372	4,708,365
Tobacco 0.7%
Altria Group, Inc.	150,120	6,970,072
Philip Morris International, Inc.	129,851	12,634,502
Total		19,604,574
Total Consumer Staples		186,980,737
Energy 4.7%
Energy Equipment & Services 0.4%
Baker Hughes Co.	83,887	2,566,943
Halliburton Co.	76,061	2,755,690
Schlumberger Ltd.	118,777	6,320,124
Total		11,642,757
Oil, Gas & Consumable Fuels 4.3%
APA Corp.	26,931	1,033,612
Chevron Corp.	149,011	23,956,498
ConocoPhillips Co.	104,376	10,787,260
Coterra Energy, Inc.	66,045	1,649,144
Devon Energy Corp.	54,756	2,952,444
Diamondback Energy, Inc.	14,742	2,072,430
EOG Resources, Inc.	49,202	5,560,810
EQT Corp.	30,745	1,020,119
Exxon Mobil Corp.(b)	344,964	37,914,993
Hess Corp.	23,243	3,130,832
Kinder Morgan, Inc.	165,686	2,826,603
Marathon Oil Corp.	53,196	1,337,879
Marathon Petroleum Corp.	39,257	4,852,165
Occidental Petroleum Corp.	60,907	3,566,714
Common Stocks (continued)
Issuer	Shares	Value ($)
ONEOK, Inc.	37,439	2,450,383
Phillips 66	39,589	4,060,248
Pioneer Natural Resources Co.	19,902	3,988,560
Targa Resources Corp.	18,962	1,405,084
Valero Energy Corp.	32,293	4,253,957
Williams Companies, Inc. (The)	102,024	3,070,922
Total		121,890,657
Total Energy		133,533,414
Financials 11.6%
Banks 3.9%
Bank of America Corp.	584,631	20,052,843
Citigroup, Inc.	162,238	8,223,844
Citizens Financial Group, Inc.	41,253	1,722,725
Comerica, Inc.	10,969	768,927
Fifth Third Bancorp	57,495	2,087,069
First Republic Bank	15,322	1,884,759
Huntington Bancshares, Inc.	120,848	1,851,391
JPMorgan Chase & Co.	245,696	35,220,522
KeyCorp	78,149	1,429,345
M&T Bank Corp.	14,459	2,245,338
PNC Financial Services Group, Inc. (The)	33,784	5,335,169
Regions Financial Corp.	78,272	1,825,303
Signature Bank	5,271	606,429
SVB Financial Group(a)	4,951	1,426,433
Truist Financial Corp.	111,135	5,217,788
U.S. Bancorp	113,257	5,405,757
Wells Fargo & Co.	319,181	14,928,095
Zions Bancorp	12,533	634,421
Total		110,866,158
Capital Markets 3.1%
Ameriprise Financial, Inc.(c)	8,914	3,056,343
Bank of New York Mellon Corp. (The)	61,611	3,134,768
BlackRock, Inc.	12,581	8,673,719
Cboe Global Markets, Inc.	8,886	1,121,147
Charles Schwab Corp. (The)	127,766	9,955,527
CME Group, Inc.	30,132	5,585,267
Factset Research Systems, Inc.	3,191	1,322,829
Franklin Resources, Inc.	23,794	701,209
Goldman Sachs Group, Inc. (The)	28,365	9,974,552

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Intercontinental Exchange, Inc.	46,786	4,762,815
Invesco Ltd.	38,096	672,775
MarketAxess Holdings, Inc.	3,153	1,076,592
Moody’s Corp.	13,197	3,829,109
Morgan Stanley	110,424	10,655,916
MSCI, Inc.	6,698	3,497,361
Nasdaq, Inc.	28,394	1,591,768
Northern Trust Corp.	17,458	1,663,224
Raymond James Financial, Inc.	16,216	1,758,787
S&P Global, Inc.	27,893	9,517,093
State Street Corp.	30,736	2,725,668
T. Rowe Price Group, Inc.	18,718	2,101,657
Total		87,378,126
Consumer Finance 0.6%
American Express Co.	50,073	8,712,201
Capital One Financial Corp.	31,972	3,487,506
Discover Financial Services	22,886	2,563,232
Synchrony Financial	37,739	1,347,660
Total		16,110,599
Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B(a)	150,920	46,057,766
Insurance 2.4%
Aflac, Inc.	47,396	3,230,037
Allstate Corp. (The)	22,215	2,860,848
American International Group, Inc.	62,235	3,803,181
Aon PLC, Class A	17,327	5,268,274
Arch Capital Group Ltd.(a)	30,982	2,168,740
Arthur J Gallagher & Co.	17,661	3,308,788
Assurant, Inc.	4,425	563,701
Brown & Brown, Inc.	19,691	1,104,074
Chubb Ltd.	34,766	7,336,321
Cincinnati Financial Corp.	13,166	1,589,136
Everest Re Group Ltd.	3,281	1,259,806
Globe Life, Inc.	7,578	922,167
Hartford Financial Services Group, Inc. (The)	26,645	2,085,771
Lincoln National Corp.	12,898	409,125
Loews Corp.	16,506	1,008,351
Marsh & McLennan Companies, Inc.	41,548	6,736,593
Common Stocks (continued)
Issuer	Shares	Value ($)
MetLife, Inc.	55,206	3,959,926
Principal Financial Group, Inc.	19,061	1,707,103
Progressive Corp. (The)	49,008	7,033,628
Prudential Financial, Inc.	30,825	3,082,500
Travelers Companies, Inc. (The)	19,630	3,633,906
Willis Towers Watson PLC	9,066	2,124,708
WR Berkley Corp.	17,122	1,133,305
Total		66,329,989
Total Financials		326,742,638
Health Care 14.2%
Biotechnology 2.2%
AbbVie, Inc.	148,135	22,797,976
Amgen, Inc.	44,695	10,354,044
Biogen, Inc.(a)	12,062	3,255,051
Gilead Sciences, Inc.	105,060	8,460,482
Incyte Corp.(a)	15,467	1,190,650
Moderna, Inc.(a)	27,675	3,841,567
Regeneron Pharmaceuticals, Inc.(a)	8,970	6,820,967
Vertex Pharmaceuticals, Inc.(a)	21,501	6,241,525
Total		62,962,262
Health Care Equipment & Supplies 2.8%
Abbott Laboratories	146,048	14,856,002
Align Technology, Inc.(a)	6,085	1,883,307
Baxter International, Inc.	42,227	1,686,969
Becton Dickinson and Co.	23,889	5,603,165
Boston Scientific Corp.(a)	119,976	5,605,279
Cooper Companies, Inc. (The)	4,133	1,351,367
Dentsply Sirona, Inc.	18,002	685,336
DexCom, Inc.(a)	32,354	3,591,617
Edwards Lifesciences Corp.(a)	51,788	4,165,827
GE HealthCare Technologies, Inc.(a)	30,509	2,318,684
Hologic, Inc.(a)	20,912	1,665,432
IDEXX Laboratories, Inc.(a)	6,937	3,282,866
Intuitive Surgical, Inc.(a)	29,601	6,790,173
Medtronic PLC	111,335	9,218,538
ResMed, Inc.	12,270	2,613,510
STERIS PLC	8,362	1,572,307
Stryker Corp.	28,212	7,416,371

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Teleflex, Inc.	3,929	936,006
Zimmer Biomet Holdings, Inc.	17,578	2,177,387
Total		77,420,143
Health Care Providers & Services 3.2%
AmerisourceBergen Corp.	13,566	2,110,327
Cardinal Health, Inc.	21,957	1,662,365
Centene Corp.(a)	47,432	3,244,349
Cigna Corp. (The)	25,610	7,480,681
CVS Health Corp.	110,063	9,194,663
DaVita, Inc.(a)	4,604	378,725
Elevance Health, Inc.	20,005	9,395,748
HCA Healthcare, Inc.	17,761	4,323,916
Henry Schein, Inc.(a)	11,354	889,132
Humana, Inc.	10,605	5,249,687
Laboratory Corp. of America Holdings	7,421	1,776,291
McKesson Corp.	11,877	4,154,693
Molina Healthcare, Inc.(a)	4,892	1,346,914
Quest Diagnostics, Inc.	9,540	1,319,954
UnitedHealth Group, Inc.	78,265	37,249,444
Universal Health Services, Inc., Class B	5,374	717,805
Total		90,494,694
Life Sciences Tools & Services 1.8%
Agilent Technologies, Inc.	24,797	3,520,430
Bio-Rad Laboratories, Inc., Class A(a)	1,804	862,023
Bio-Techne Corp.	13,148	955,071
Charles River Laboratories International, Inc.(a)	4,262	934,827
Danaher Corp.	54,879	13,584,199
Illumina, Inc.(a)	13,176	2,624,659
IQVIA Holdings, Inc.(a)	15,558	3,243,376
Mettler-Toledo International, Inc.(a)	1,867	2,676,737
PerkinElmer, Inc.	10,573	1,317,079
Thermo Fisher Scientific, Inc.	32,852	17,797,899
Waters Corp.(a)	4,976	1,546,989
West Pharmaceutical Services, Inc.	6,201	1,965,903
Total		51,029,192
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 4.2%
Bristol-Myers Squibb Co.	178,095	12,281,431
Catalent, Inc.(a)	15,074	1,028,348
Eli Lilly & Co.	66,060	20,559,193
Johnson & Johnson	218,999	33,563,787
Merck & Co., Inc.	212,374	22,562,614
Organon & Co.	21,307	521,808
Pfizer, Inc.	470,192	19,075,689
Viatris, Inc.	101,579	1,158,001
Zoetis, Inc.	39,040	6,519,680
Total		117,270,551
Total Health Care		399,176,842
Industrials 8.4%
Aerospace & Defense 1.8%
Boeing Co. (The)(a)	46,926	9,457,935
General Dynamics Corp.	18,858	4,297,927
Howmet Aerospace, Inc.	30,842	1,300,916
Huntington Ingalls Industries, Inc.	3,343	719,414
L3Harris Technologies, Inc.	15,949	3,368,269
Lockheed Martin Corp.	19,538	9,266,092
Northrop Grumman Corp.	12,119	5,624,549
Raytheon Technologies Corp.	123,138	12,078,606
Textron, Inc.	17,487	1,268,332
TransDigm Group, Inc.	4,327	3,218,726
Total		50,600,766
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	9,860	985,605
Expeditors International of Washington, Inc.	13,330	1,393,785
FedEx Corp.	20,053	4,075,171
United Parcel Service, Inc., Class B	61,132	11,155,979
Total		17,610,540
Airlines 0.2%
Alaska Air Group, Inc.(a)	10,624	508,146
American Airlines Group, Inc.(a)	54,438	869,919
Delta Air Lines, Inc.(a)	53,708	2,059,165
Southwest Airlines Co.	49,735	1,670,101
United Airlines Holdings, Inc.(a)	27,385	1,422,925
Total		6,530,256

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.4%
Allegion PLC	7,358	829,320
AO Smith Corp.	10,627	697,450
Carrier Global Corp.	70,048	3,154,262
Johnson Controls International PLC	57,688	3,618,191
Masco Corp.	18,891	990,455
Trane Technologies PLC	19,291	3,568,256
Total		12,857,934
Commercial Services & Supplies 0.5%
Cintas Corp.	7,230	3,170,138
Copart, Inc.(a)	35,895	2,529,162
Republic Services, Inc.	17,205	2,218,241
Rollins, Inc.	19,388	682,457
Waste Management, Inc.	31,289	4,685,841
Total		13,285,839
Construction & Engineering 0.1%
Jacobs Solutions, Inc.	10,689	1,277,335
Quanta Services, Inc.	11,970	1,931,958
Total		3,209,293
Electrical Equipment 0.6%
AMETEK, Inc.	19,237	2,723,190
Eaton Corp. PLC	33,313	5,827,443
Emerson Electric Co.	49,529	4,096,543
Generac Holdings, Inc.(a)	5,307	636,893
Rockwell Automation, Inc.	9,620	2,837,227
Total		16,121,296
Industrial Conglomerates 0.8%
3M Co.	46,300	4,988,362
General Electric Co.	91,526	7,753,168
Honeywell International, Inc.	56,317	10,783,579
Total		23,525,109
Machinery 1.9%
Caterpillar, Inc.	43,591	10,442,224
Cummins, Inc.	11,813	2,871,504
Deere & Co.	23,006	9,645,036
Dover Corp.	11,757	1,762,374
Fortive Corp.	29,636	1,975,536
IDEX Corp.	6,318	1,421,424
Common Stocks (continued)
Issuer	Shares	Value ($)
Illinois Tool Works, Inc.	23,415	5,459,442
Ingersoll Rand, Inc.	33,918	1,969,618
Nordson Corp.	4,505	989,478
Otis Worldwide Corp.	34,895	2,952,815
PACCAR, Inc.	43,695	3,154,779
Parker-Hannifin Corp.	10,756	3,784,499
Pentair PLC	13,779	770,797
Snap-On, Inc.	4,452	1,107,123
Stanley Black & Decker, Inc.	12,392	1,060,879
Westinghouse Air Brake Technologies Corp.	15,234	1,589,363
Xylem, Inc.	15,096	1,549,604
Total		52,506,495
Professional Services 0.3%
CoStar Group, Inc.(a)	34,066	2,407,103
Equifax, Inc.	10,256	2,077,148
Leidos Holdings, Inc.	11,450	1,111,451
Robert Half International, Inc.	9,088	732,675
Verisk Analytics, Inc.	13,100	2,241,541
Total		8,569,918
Road & Rail 0.9%
CSX Corp.	176,106	5,369,472
JB Hunt Transport Services, Inc.	6,938	1,254,321
Norfolk Southern Corp.	19,392	4,359,709
Old Dominion Freight Line, Inc.	7,589	2,574,644
Union Pacific Corp.	51,498	10,674,506
Total		24,232,652
Trading Companies & Distributors 0.3%
Fastenal Co.	47,977	2,473,694
United Rentals, Inc.	5,806	2,720,285
W.W. Grainger, Inc.	3,767	2,517,976
Total		7,711,955
Total Industrials		236,762,053

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 27.0%
Communications Equipment 0.9%
Arista Networks, Inc.(a)	20,733	2,875,667
Cisco Systems, Inc.	343,932	16,653,187
F5, Inc.(a)	5,014	716,902
Juniper Networks, Inc.	27,186	836,785
Motorola Solutions, Inc.	14,006	3,680,917
Total		24,763,458
Electronic Equipment, Instruments & Components 0.7%
Amphenol Corp., Class A	49,848	3,864,217
CDW Corp.	11,341	2,295,645
Corning, Inc.	63,764	2,164,788
Keysight Technologies, Inc.(a)	14,977	2,395,721
TE Connectivity Ltd.	26,644	3,392,314
Teledyne Technologies, Inc.(a)	3,926	1,688,455
Trimble Navigation Ltd.(a)	20,658	1,075,456
Zebra Technologies Corp., Class A(a)	4,325	1,298,581
Total		18,175,177
IT Services 4.3%
Accenture PLC, Class A	52,778	14,015,198
Akamai Technologies, Inc.(a)	13,171	956,215
Automatic Data Processing, Inc.	34,748	7,638,305
Broadridge Financial Solutions, Inc.	9,855	1,387,387
Cognizant Technology Solutions Corp., Class A	43,048	2,696,096
DXC Technology Co.(a)	19,271	534,577
EPAM Systems, Inc.(a)	4,818	1,482,258
Fidelity National Information Services, Inc.	49,704	3,149,742
Fiserv, Inc.(a)	53,192	6,121,867
FleetCor Technologies, Inc.(a)	6,178	1,326,973
Gartner, Inc.(a)	6,619	2,169,774
Global Payments, Inc.	22,650	2,541,330
International Business Machines Corp.	75,733	9,792,277
Jack Henry & Associates, Inc.	6,110	1,003,506
MasterCard, Inc., Class A	71,106	25,263,251
Paychex, Inc.	26,868	2,966,227
PayPal Holdings, Inc.(a)	95,493	7,028,285
Common Stocks (continued)
Issuer	Shares	Value ($)
VeriSign, Inc.(a)	7,726	1,520,709
Visa, Inc., Class A	136,955	30,121,883
Total		121,715,860
Semiconductors & Semiconductor Equipment 5.9%
Advanced Micro Devices, Inc.(a)	135,057	10,612,779
Analog Devices, Inc.	43,083	7,904,438
Applied Materials, Inc.	72,063	8,370,117
Broadcom, Inc.	33,925	20,161,288
Enphase Energy, Inc.(a)	11,386	2,397,095
First Solar, Inc.(a)	8,305	1,404,708
Intel Corp.	345,693	8,618,126
KLA Corp.	11,871	4,503,620
Lam Research Corp.	11,424	5,552,178
Microchip Technology, Inc.	46,071	3,733,133
Micron Technology, Inc.	91,065	5,265,378
Monolithic Power Systems, Inc.	3,735	1,808,823
NVIDIA Corp.	208,572	48,422,076
NXP Semiconductors NV	21,706	3,874,087
ON Semiconductor Corp.(a)	36,221	2,803,868
Qorvo, Inc.(a)	8,493	856,859
QUALCOMM, Inc.	93,899	11,599,343
Skyworks Solutions, Inc.	13,440	1,499,501
SolarEdge Technologies, Inc.(a)	4,682	1,488,501
Teradyne, Inc.	13,047	1,319,574
Texas Instruments, Inc.	76,022	13,033,972
Total		165,229,464
Software 8.4%
Adobe, Inc.(a)	38,942	12,615,261
ANSYS, Inc.(a)	7,297	2,215,442
Autodesk, Inc.(a)	18,081	3,592,514
Cadence Design Systems, Inc.(a)	22,978	4,433,375
Ceridian HCM Holding, Inc.(a)	12,866	938,317
Fortinet, Inc.(a)	54,315	3,228,484
Gen Digital, Inc.	48,559	947,386
Intuit, Inc.	23,610	9,613,520
Microsoft Corp.	624,415	155,741,589
Oracle Corp.	128,729	11,250,915
Paycom Software, Inc.(a)	4,072	1,177,052
PTC, Inc.(a)	8,855	1,109,797

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Roper Technologies, Inc.	8,883	3,821,467
Salesforce, Inc.(a)	83,764	13,704,628
ServiceNow, Inc.(a)	16,920	7,312,317
Synopsys, Inc.(a)	12,808	4,659,038
Tyler Technologies, Inc.(a)	3,488	1,120,520
Total		237,481,622
Technology Hardware, Storage & Peripherals 6.8%
Apple, Inc.	1,252,572	184,641,639
Hewlett Packard Enterprise Co.	107,779	1,682,430
HP, Inc.	74,150	2,188,908
NetApp, Inc.	18,207	1,175,262
Seagate Technology Holdings PLC	16,083	1,038,318
Western Digital Corp.(a)	26,608	1,023,876
Total		191,750,433
Total Information Technology		759,116,014
Materials 2.7%
Chemicals 1.9%
Air Products & Chemicals, Inc.	18,579	5,313,223
Albemarle Corp.	9,813	2,495,544
Celanese Corp., Class A	8,356	971,218
CF Industries Holdings, Inc.	16,434	1,411,516
Corteva, Inc.	59,848	3,727,932
Dow, Inc.	58,949	3,371,883
DuPont de Nemours, Inc.	41,613	3,038,997
Eastman Chemical Co.	10,051	856,345
Ecolab, Inc.	20,757	3,308,043
FMC Corp.	10,551	1,362,662
International Flavors & Fragrances, Inc.	21,357	1,990,472
Linde PLC	41,411	14,426,350
LyondellBasell Industries NV, Class A	21,275	2,042,187
Mosaic Co. (The)	28,520	1,516,979
PPG Industries, Inc.	19,687	2,599,865
Sherwin-Williams Co. (The)	19,753	4,372,327
Total		52,805,543
Construction Materials 0.1%
Martin Marietta Materials, Inc.	5,201	1,871,684
Vulcan Materials Co.	11,133	2,014,071
Total		3,885,755
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.2%
Amcor PLC	124,726	1,389,448
Avery Dennison Corp.	6,782	1,235,613
Ball Corp.	26,295	1,478,042
International Paper Co.	29,792	1,084,131
Packaging Corp. of America	7,751	1,059,717
Sealed Air Corp.	12,117	589,128
WestRock Co.	21,301	668,851
Total		7,504,930
Metals & Mining 0.5%
Freeport-McMoRan, Inc.	119,726	4,905,174
Newmont Corp.	66,487	2,899,498
Nucor Corp.	21,489	3,598,118
Steel Dynamics, Inc.	13,971	1,761,883
Total		13,164,673
Total Materials		77,360,901
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.6%
Alexandria Real Estate Equities, Inc.	12,508	1,873,448
American Tower Corp.	39,001	7,722,588
AvalonBay Communities, Inc.	11,718	2,021,589
Boston Properties, Inc.	11,949	782,421
Camden Property Trust	8,923	1,024,004
Crown Castle, Inc.	36,274	4,742,826
Digital Realty Trust, Inc.	24,084	2,510,275
Equinix, Inc.	7,751	5,334,781
Equity Residential	28,490	1,781,195
Essex Property Trust, Inc.	5,424	1,236,997
Extra Space Storage, Inc.	11,218	1,847,044
Federal Realty Investment Trust	6,122	653,707
Healthpeak Properties, Inc.	45,026	1,083,326
Host Hotels & Resorts, Inc.	59,893	1,006,202
Invitation Homes, Inc.	48,653	1,520,893
Iron Mountain, Inc.	24,351	1,284,515
Kimco Realty Corp.	51,804	1,067,680
Mid-America Apartment Communities, Inc.	9,673	1,548,647
Prologis, Inc.	77,320	9,541,288
Public Storage	13,241	3,958,397

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Realty Income Corp.	52,533	3,359,485
Regency Centers Corp.	12,901	811,473
SBA Communications Corp.	9,044	2,345,561
Simon Property Group, Inc.	27,386	3,343,557
UDR, Inc.	25,632	1,098,075
Ventas, Inc.	33,482	1,628,899
VICI Properties, Inc.	80,673	2,704,966
Welltower, Inc.	39,580	2,933,670
Weyerhaeuser Co.	61,643	1,926,344
Total		72,693,853
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	26,465	2,253,230
Total Real Estate		74,947,083
Utilities 2.8%
Electric Utilities 1.8%
Alliant Energy Corp.	21,026	1,078,003
American Electric Power Co., Inc.	43,043	3,786,493
Constellation Energy Corp.	27,392	2,051,387
Duke Energy Corp.	64,504	6,080,147
Edison International	31,987	2,117,859
Entergy Corp.	17,045	1,753,419
Evergy, Inc.	19,227	1,130,740
Eversource Energy	29,175	2,198,628
Exelon Corp.	83,240	3,362,064
FirstEnergy Corp.	45,497	1,798,951
NextEra Energy, Inc.	166,452	11,823,086
NRG Energy, Inc.	19,298	632,781
PG&E Corp.(a)	134,863	2,106,560
Pinnacle West Capital Corp.	9,477	698,265
PPL Corp.	61,676	1,669,569
Southern Co. (The)	91,192	5,750,568
Xcel Energy, Inc.	45,839	2,959,824
Total		50,998,344
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 0.0%
Atmos Energy Corp.	11,718	1,321,908
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	55,950	1,380,846
Multi-Utilities 0.8%
Ameren Corp.	21,654	1,791,002
CenterPoint Energy, Inc.	52,732	1,467,004
CMS Energy Corp.	24,312	1,433,679
Consolidated Edison, Inc.	29,724	2,655,839
Dominion Energy, Inc.	69,799	3,882,220
DTE Energy Co.	16,229	1,780,484
NiSource, Inc.	34,021	933,196
Public Service Enterprise Group, Inc.	41,794	2,525,611
Sempra Energy	26,330	3,948,447
WEC Energy Group, Inc.	26,422	2,342,575
Total		22,760,057
Water Utilities 0.1%
American Water Works Co., Inc.	15,231	2,138,128
Total Utilities		78,599,283
Total Common Stocks (Cost $813,200,865)		2,782,874,145

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(c),(d)	27,383,695	27,372,742
Total Money Market Funds (Cost $27,373,150)		27,372,742
Total Investments in Securities (Cost: $840,574,015)		2,810,246,887
Other Assets & Liabilities, Net		5,303,922
Net Assets		2,815,550,809

At February 28, 2023, securities and/or cash totaling $2,418,020 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	161	03/2023	USD	32,002,775	728,063	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Ameriprise Financial, Inc.
	3,106,724	185,954	(198,231)	(38,104)	3,056,343	430,713	48,293	8,914
Columbia Short-Term Cash Fund, 4.748%
	48,487,871	734,277,085	(755,394,166)	1,952	27,372,742	(10,362)	890,653	27,383,695
Total	51,594,595			(36,152)	30,429,085	420,351	938,946

(d)	The rate shown is the seven-day current annualized yield at February 28, 2023.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
February 28, 2023
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	213,332,361	—	—	213,332,361
Consumer Discretionary	296,322,819	—	—	296,322,819
Consumer Staples	186,980,737	—	—	186,980,737
Energy	133,533,414	—	—	133,533,414
Financials	326,742,638	—	—	326,742,638
Health Care	399,176,842	—	—	399,176,842
Industrials	236,762,053	—	—	236,762,053
Information Technology	759,116,014	—	—	759,116,014
Materials	77,360,901	—	—	77,360,901
Real Estate	74,947,083	—	—	74,947,083
Utilities	78,599,283	—	—	78,599,283
Total Common Stocks	2,782,874,145	—	—	2,782,874,145
Money Market Funds	27,372,742	—	—	27,372,742
Total Investments in Securities	2,810,246,887	—	—	2,810,246,887
Investments in Derivatives
Asset
Futures Contracts	728,063	—	—	728,063
Total	2,810,974,950	—	—	2,810,974,950
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Index Fund | Annual Report 2023

Statement of Assets and Liabilities
February 28, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $812,997,899)	$2,779,817,802
Affiliated issuers (cost $27,576,116)	30,429,085
Cash	731
Receivable for:
Capital shares sold	2,120,960
Dividends	4,584,301
Foreign tax reclaims	983
Expense reimbursement due from Investment Manager	147
Total assets	2,816,954,009
Liabilities
Payable for:
Capital shares purchased	996,931
Variation margin for futures contracts	97,765
Management services fees	15,465
Distribution and/or service fees	2,992
Compensation of board members	290,047
Total liabilities	1,403,200
Net assets applicable to outstanding capital stock	$2,815,550,809
Represented by
Paid in capital	770,760,453
Total distributable earnings (loss)	2,044,790,356
Total - representing net assets applicable to outstanding capital stock	$2,815,550,809
Class A
Net assets	$434,669,832
Shares outstanding	9,472,546
Net asset value per share	$45.89
Institutional Class
Net assets	$1,961,319,840
Shares outstanding	42,341,679
Net asset value per share	$46.32
Institutional 2 Class
Net assets	$194,895,397
Shares outstanding	4,108,899
Net asset value per share	$47.43
Institutional 3 Class
Net assets	$224,665,740
Shares outstanding	4,972,817
Net asset value per share	$45.18
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2023	19

Statement of Operations
Year Ended February 28, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$50,268,612
Dividends — affiliated issuers	938,946
Interfund lending	1,964
Foreign taxes withheld	(12,057)
Total income	51,197,465
Expenses:
Management services fees	6,165,243
Distribution and/or service fees
Class A	1,179,300
Compensation of board members	47,053
Interest on collateral	1,250
Interest on interfund lending	25,246
Total expenses	7,418,092
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(47,053)
Expense reduction	(1,925)
Total net expenses	7,369,114
Net investment income	43,828,351
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	257,824,295
Investments — affiliated issuers	420,351
Foreign currency translations	(234)
Futures contracts	(7,930,361)
Net realized gain	250,314,051
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(561,479,864)
Investments — affiliated issuers	(36,152)
Futures contracts	1,327,140
Net change in unrealized appreciation (depreciation)	(560,188,876)
Net realized and unrealized loss	(309,874,825)
Net decrease in net assets resulting from operations	$(266,046,474)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Index Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended February 28, 2023	Year Ended February 28, 2022
Operations
Net investment income	$43,828,351	$42,875,976
Net realized gain	250,314,051	570,948,235
Net change in unrealized appreciation (depreciation)	(560,188,876)	(28,128,125)
Net increase (decrease) in net assets resulting from operations	(266,046,474)	585,696,086
Distributions to shareholders
Net investment income and net realized gains
Class A	(53,485,506)	(91,728,044)
Institutional Class	(242,981,119)	(419,937,711)
Institutional 2 Class	(28,816,939)	(64,117,563)
Institutional 3 Class	(24,896,322)	(12,469,784)
Total distributions to shareholders	(350,179,886)	(588,253,102)
Decrease in net assets from capital stock activity	(47,278,459)	(217,347,737)
Total decrease in net assets	(663,504,819)	(219,904,753)
Net assets at beginning of year	3,479,055,628	3,698,960,381
Net assets at end of year	$2,815,550,809	$3,479,055,628

	Year Ended		Year Ended
	February 28, 2023		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,648,586	80,976,181	1,943,795	118,991,557
Distributions reinvested	1,079,208	49,731,305	1,396,652	84,972,068
Redemptions	(2,650,185)	(129,444,586)	(4,258,462)	(263,267,391)
Net increase (decrease)	77,609	1,262,900	(918,015)	(59,303,766)
Institutional Class
Subscriptions	6,315,169	314,831,176	4,162,816	257,012,616
Distributions reinvested	4,786,213	222,552,750	5,816,571	356,591,794
Redemptions	(12,710,957)	(634,980,237)	(8,482,728)	(535,721,305)
Net increase (decrease)	(1,609,575)	(97,596,311)	1,496,659	77,883,105
Institutional 2 Class
Subscriptions	945,540	47,993,062	1,169,174	75,340,440
Distributions reinvested	594,921	28,322,336	1,010,920	63,261,083
Redemptions	(3,978,392)	(196,796,940)	(2,185,803)	(141,189,263)
Net decrease	(2,437,931)	(120,481,542)	(5,709)	(2,587,740)
Institutional 3 Class
Subscriptions	9,207,690	437,669,762	224,600	13,353,125
Distributions reinvested	285,081	12,955,023	201,551	12,095,264
Redemptions	(5,825,935)	(281,088,291)	(4,160,725)	(258,787,725)
Net increase (decrease)	3,666,836	169,536,494	(3,734,574)	(233,339,336)
Total net decrease	(303,061)	(47,278,459)	(3,161,639)	(217,347,737)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2023	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2023	$56.34	0.60	(5.27)	(4.67)	(0.63)	(5.15)	(5.78)
Year Ended 2/28/2022	$57.11	0.58	8.97	9.55	(0.62)	(9.70)	(10.32)
Year Ended 2/28/2021	$47.14	0.73	13.20	13.93	(0.78)	(3.18)	(3.96)
Year Ended 2/29/2020	$48.30	0.84	2.97	3.81	(0.88)	(4.09)	(4.97)
Year Ended 2/28/2019	$50.42	0.81	1.18	1.99	(0.83)	(3.28)	(4.11)
Institutional Class
Year Ended 2/28/2023	$56.82	0.73	(5.32)	(4.59)	(0.76)	(5.15)	(5.91)
Year Ended 2/28/2022	$57.52	0.74	9.04	9.78	(0.78)	(9.70)	(10.48)
Year Ended 2/28/2021	$47.44	0.86	13.31	14.17	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$48.57	0.98	2.98	3.96	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$50.68	0.94	1.18	2.12	(0.95)	(3.28)	(4.23)
Institutional 2 Class
Year Ended 2/28/2023	$58.02	0.74	(5.42)	(4.68)	(0.76)	(5.15)	(5.91)
Year Ended 2/28/2022	$58.55	0.75	9.20	9.95	(0.78)	(9.70)	(10.48)
Year Ended 2/28/2021	$48.23	0.88	13.53	14.41	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$49.30	0.99	3.03	4.02	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$51.38	0.95	1.20	2.15	(0.95)	(3.28)	(4.23)
Institutional 3 Class
Year Ended 2/28/2023	$55.59	0.70	(5.20)	(4.50)	(0.76)	(5.15)	(5.91)
Year Ended 2/28/2022	$56.45	0.68	8.94	9.62	(0.78)	(9.70)	(10.48)
Year Ended 2/28/2021	$46.63	0.83	13.08	13.91	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$47.81	0.98	2.93	3.91	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$49.95	0.92	1.17	2.09	(0.95)	(3.28)	(4.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Large Cap Index Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2023	$45.89	(8.02%)	0.45%(c),(d)	0.45%(c),(d),(e)	1.21%	9%	$434,670
Year Ended 2/28/2022	$56.34	15.86%	0.45%(c)	0.45%(c),(e)	0.92%	2%	$529,310
Year Ended 2/28/2021	$57.11	30.69%	0.45%(c)	0.45%(c),(e)	1.43%	11%	$588,972
Year Ended 2/29/2020	$47.14	7.70%	0.45%	0.45%(e)	1.68%	7%	$579,726
Year Ended 2/28/2019	$48.30	4.19%	0.45%(d)	0.45%(d),(e)	1.64%	6%	$726,445
Institutional Class
Year Ended 2/28/2023	$46.32	(7.80%)	0.20%(c),(d)	0.20%(c),(d),(e)	1.46%	9%	$1,961,320
Year Ended 2/28/2022	$56.82	16.15%	0.20%(c)	0.20%(c),(e)	1.17%	2%	$2,497,279
Year Ended 2/28/2021	$57.52	31.02%	0.20%(c)	0.20%(c),(e)	1.67%	11%	$2,441,779
Year Ended 2/29/2020	$47.44	7.97%	0.20%	0.20%(e)	1.94%	7%	$2,136,890
Year Ended 2/28/2019	$48.57	4.46%	0.20%(d)	0.20%(d),(e)	1.89%	6%	$2,134,512
Institutional 2 Class
Year Ended 2/28/2023	$47.43	(7.79%)	0.20%(c),(d)	0.20%(c),(d)	1.43%	9%	$194,895
Year Ended 2/28/2022	$58.02	16.15%	0.20%(c)	0.20%(c)	1.17%	2%	$379,872
Year Ended 2/28/2021	$58.55	31.01%	0.20%(c)	0.20%(c)	1.67%	11%	$383,658
Year Ended 2/29/2020	$48.23	7.97%	0.20%	0.20%	1.93%	7%	$311,674
Year Ended 2/28/2019	$49.30	4.45%	0.20%(d)	0.20%(d)	1.89%	6%	$336,271
Institutional 3 Class
Year Ended 2/28/2023	$45.18	(7.81%)	0.20%(c),(d)	0.20%(c),(d)	1.49%	9%	$224,666
Year Ended 2/28/2022	$55.59	16.17%	0.20%(c)	0.20%(c)	1.10%	2%	$72,594
Year Ended 2/28/2021	$56.45	31.00%	0.20%(c)	0.20%(c)	1.63%	11%	$284,552
Year Ended 2/29/2020	$46.63	7.99%	0.20%	0.20%	1.98%	7%	$51,264
Year Ended 2/28/2019	$47.81	4.46%	0.20%(d)	0.20%(d)	1.91%	6%	$45,493
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2023	23

Notes to Financial Statements
February 28, 2023
Note 1. Organization
Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
24	Columbia Large Cap Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Columbia Large Cap Index Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
26	Columbia Large Cap Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	728,063*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(7,930,361)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,327,140
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	46,207,478

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2023.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Large Cap Index Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
28	Columbia Large Cap Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
Columbia Large Cap Index Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
February 28, 2023
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,925.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2023
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments , derivative investments, trustees’ deferred compensation, foreign currency transactions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
30	Columbia Large Cap Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(10,324)	14,476	(4,152)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2023			Year Ended February 28, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
43,867,220	306,312,666	350,179,886	49,452,878	538,800,224	588,253,102
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,890,020	90,496,393	—	1,947,691,738
At February 28, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
863,283,212	1,985,148,334	(37,456,596)	1,947,691,738
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $287,733,540 and $631,261,610, respectively, for the year ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Large Cap Index Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
February 28, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	63,300,000	3.41	4
Lender	6,600,000	3.04	4
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2023.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other
32	Columbia Large Cap Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At February 28, 2023, affiliated shareholders of record owned 36.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
Columbia Large Cap Index Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
February 28, 2023
On March 10, 2023, U.S. regulators shut down Silicon Valley Bank after its depositors rushed to withdraw their funds. On March 12, 2023, New York-based Signature Bank failed and was closed by New York State regulators. These bank closures and other related events could have a negative impact on Fund performance and the value of an investment in the Fund. Since these bank closures, the value of these securities have experienced significant declines. On February 28, 2023, securities issued by these banks or their parent companies represented 0.1% of the Fund’s net assets.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
34	Columbia Large Cap Index Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Index Fund | Annual Report 2023	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$266,009,772
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
36	Columbia Large Cap Index Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Large Cap Index Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Former Trustee, MA Taxpayers Foundation,1997-2022; former Governing Board Member (Chairperson of Innovation Index Advisory Committee), MA Technology Collaborative, 1997-2020; former Director, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
38	Columbia Large Cap Index Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Columbia Large Cap Index Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
40	Columbia Large Cap Index Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Large Cap Index Fund | Annual Report 2023	41

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Columbia Large Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN175_02_N01_(04/23)

Annual Report
February 28, 2023
Columbia Large Cap Growth Opportunity Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Growth Opportunity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Growth Opportunity Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term growth of capital.
Portfolio management
Nicolas Janvier, CFA
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/31/97	-15.76	9.09	12.01
	Including sales charges		-20.60	7.81	11.34
Advisor Class		11/08/12	-15.58	9.37	12.28
Class C	Excluding sales charges	12/31/97	-16.43	8.27	11.17
	Including sales charges		-16.88	8.27	11.17
Institutional Class		12/31/97	-15.55	9.37	12.29
Institutional 2 Class*		12/11/13	-15.51	9.44	12.36
Institutional 3 Class*		03/01/17	-15.52	9.48	12.24
Class R*		10/26/16	-15.98	8.83	11.73
Russell 1000 Growth Index			-13.34	11.54	14.26
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to November 2015, when the Investment Manager assumed day-to-day portfolio management responsibilities over the Fund, reflects returns achieved by a subadviser that managed the Fund according to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2013 — February 28, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2023)
Common Stocks	99.7
Money Market Funds	0.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	11.3
Consumer Discretionary	9.0
Consumer Staples	7.3
Energy	4.5
Financials	2.0
Health Care	12.5
Industrials	9.9
Information Technology	38.2
Materials	1.4
Real Estate	2.5
Utilities	1.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 28, 2023, Class A shares of Columbia Large Cap Growth Opportunity Fund returned -15.76% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned -13.34% for the same time period.
Market overview
U.S. equities delivered mixed results during the 12-month period ending February 28, 2023, with most major benchmarks posting negative returns despite strong results in certain industry groups.  For example, the broad-market S&P 500 Index finished down 7.69%. In contrast, the energy sector within the S&P 500 Index was up more than 24%, and biotechnology stocks within the S&P 500 Index were up nearly 14%.
A key factor influencing sentiment was Russia’s invasion of Ukraine immediately before the start of the period.  Although initial risk-off sentiment briefly reversed, equity markets began a choppy but steady downward trajectory that would last throughout the period. Along the way, drawdowns rivaled those last seen in the Global Financial Crisis of 2008 and the dot-com meltdown in 2002.
These results were driven largely by investor sentiment that seemed to wavered between worry and hope around the course of inflation and corresponding action by the U.S. Federal Reserve (Fed), which ended up hiking interest rates eight times by a combined 4.50 percentage points over the course of the period. Some upside appeared to be sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee meeting, when he announced an anticipated 75-basis point rate hike at the end of July.  (A basis point is 1/100 of a percent.) What many seemingly heard were hints that interest rate hikes would slow in concert with softening economic growth. That takeaway seemingly evaporated a month later when Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75-basis point hike in September, along with a forecast showing no expectations for rate cuts until 2024.
A similar about-face was repeated near year-end as sentiment abruptly turned positive to start the fourth quarter but stalled in mid-December when the Fed raised rates by 50 basis points.  Slowing global growth and China’s zero-COVID lockdown policy compounded rate worries. Sentiment continued to see-saw though period-end. U.S. equities finished January 2023 on a decidedly positive note but gave back some of those gains in February, as worries over the so-called “higher-for-longer” rate regime overwhelmed any expectations of a slowdown in Fed rate hikes.
The Fund’s notable detractors during the period
•	Stock selection drove the Fund’s underperformance of its benchmark during the period, particularly within the information technology, financials, industrials and consumer staples sectors.
•	The Fund’s overweight relative to the benchmark in the communication services sector also weighed on the Fund’s relative performance.
•	Individual holdings that detracted most from the Fund’s performance versus the benchmark included financial services company SVB Financial Group (which the Fund sold in 2022 before it was shut down by U.S. regulators in March 2023), semiconductor company QUALCOMM, Inc., power generation and storage company Generac Holdings, Inc. and semiconductor company NVIDIA Corp. In addition to selling SVP Financial Group in 2022, the Fund also sold its positions in Generac and NVIDIA in 2022.
The Fund’s notable contributors during the period
•	The Fund benefited from its allocations to and selections within the consumer discretionary and health care sectors.
•	Strong stock selection within the communication services sector contributed to Fund performance versus its benchmark.
•	Individual holdings that contributed most to Fund performance versus its benchmark during the period included internet retail giant Amazon.com, Inc., biotechnology company Vertex Pharmaceuticals, Inc., off-price fashion and home retailer TJX Companies, Inc. and biotechnology company Horizon Therapeutics PLC.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as  investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.90	1,019.59	5.21	5.26	1.05
Advisor Class	1,000.00	1,000.00	1,002.10	1,020.83	3.97	4.01	0.80
Class C	1,000.00	1,000.00	996.90	1,015.87	8.91	9.00	1.80
Institutional Class	1,000.00	1,000.00	1,002.20	1,020.83	3.97	4.01	0.80
Institutional 2 Class	1,000.00	1,000.00	1,002.70	1,021.12	3.67	3.71	0.74
Institutional 3 Class	1,000.00	1,000.00	1,002.20	1,021.32	3.48	3.51	0.70
Class R	1,000.00	1,000.00	1,000.00	1,018.35	6.45	6.51	1.30
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	7

Portfolio of Investments
February 28, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.8%
Issuer	Shares	Value ($)
Communication Services 11.2%
Entertainment 8.4%
Electronic Arts, Inc.	256,446	28,450,119
Endeavor Group Holdings, Inc., Class A(a)	1,080,814	24,112,960
Take-Two Interactive Software, Inc.(a)	333,726	36,559,683
Walt Disney Co. (The)(a)	46,203	4,602,281
Total		93,725,043
Interactive Media & Services 2.8%
Alphabet, Inc., Class A(a)	342,664	30,860,320
Total Communication Services		124,585,363
Consumer Discretionary 9.0%
Hotels, Restaurants & Leisure 3.4%
Hilton Worldwide Holdings, Inc.	258,231	37,316,962
Internet & Direct Marketing Retail 4.9%
Amazon.com, Inc.(a)	576,863	54,357,800
Textiles, Apparel & Luxury Goods 0.7%
lululemon athletica, Inc.(a)	25,973	8,030,852
Total Consumer Discretionary		99,705,614
Consumer Staples 7.3%
Beverages 2.5%
Coca-Cola Co. (The)	468,933	27,906,203
Food Products 2.5%
Darling Ingredients, Inc.(a)	253,737	16,053,940
Kellogg Co.	168,070	11,082,536
Total		27,136,476
Household Products 2.3%
Procter & Gamble Co. (The)	187,954	25,854,952
Total Consumer Staples		80,897,631
Energy 4.5%
Energy Equipment & Services 3.5%
NOV, Inc.	1,389,939	30,411,865
Schlumberger Ltd.	157,595	8,385,630
Total		38,797,495
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 1.0%
Hess Corp.	83,354	11,227,784
Total Energy		50,025,279
Financials 2.0%
Capital Markets 2.0%
Northern Trust Corp.	234,604	22,350,723
Total Financials		22,350,723
Health Care 12.4%
Biotechnology 4.3%
BioMarin Pharmaceutical, Inc.(a)	205,343	20,450,109
Exact Sciences Corp.(a)	102,272	6,374,614
Vertex Pharmaceuticals, Inc.(a)	71,605	20,786,215
Total		47,610,938
Health Care Equipment & Supplies 4.0%
Intuitive Surgical, Inc.(a)	194,833	44,692,742
Health Care Providers & Services 1.1%
Cigna Corp. (The)	42,676	12,465,660
Pharmaceuticals 3.0%
Catalent, Inc.(a)	122,341	8,346,103
Eli Lilly & Co.	79,148	24,632,441
Total		32,978,544
Total Health Care		137,747,884
Industrials 9.9%
Air Freight & Logistics 2.7%
United Parcel Service, Inc., Class B	165,629	30,225,636
Commercial Services & Supplies 1.6%
Cintas Corp.	28,308	12,412,209
Ritchie Bros. Auctioneers, Inc.	93,751	5,734,748
Total		18,146,957
Construction & Engineering 1.8%
WillScot Mobile Mini Holdings Corp.(a)	379,349	19,498,539
Machinery 0.7%
Stanley Black & Decker, Inc.	88,242	7,554,398
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 3.1%
Uber Technologies, Inc.(a)	1,026,822	34,152,100
Total Industrials		109,577,630
Information Technology 38.2%
Electronic Equipment, Instruments & Components 5.7%
TE Connectivity Ltd.	68,703	8,747,266
Trimble Navigation Ltd.(a)	145,852	7,593,055
Zebra Technologies Corp., Class A(a)	155,021	46,545,055
Total		62,885,376
IT Services 3.5%
Visa, Inc., Class A	174,023	38,274,619
Semiconductors & Semiconductor Equipment 19.4%
Advanced Micro Devices, Inc.(a)	217,252	17,071,662
Cirrus Logic, Inc.(a)	248,377	25,520,737
GlobalFoundries, Inc.(a)	289,533	18,918,086
Lam Research Corp.	125,908	61,192,547
Marvell Technology, Inc.	377,072	17,024,801
QUALCOMM, Inc.	503,539	62,202,172
Teradyne, Inc.	129,092	13,056,365
Total		214,986,370
Software 9.6%
Adobe, Inc.(a)	65,031	21,066,793
Crowdstrike Holdings, Inc., Class A(a)	166,460	20,090,057
Microsoft Corp.	238,416	59,465,719
Nutanix, Inc., Class A(a)	209,141	5,908,233
Total		106,530,802
Total Information Technology		422,677,167
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 1.4%
Chemicals 1.4%
Sherwin-Williams Co. (The)	71,338	15,790,666
Total Materials		15,790,666
Real Estate 2.5%
Equity Real Estate Investment Trusts (REITS) 2.5%
Prologis, Inc.	220,542	27,214,883
Total Real Estate		27,214,883
Utilities 1.4%
Independent Power and Renewable Electricity Producers 1.4%
AES Corp. (The)	609,551	15,043,718
Total Utilities		15,043,718
Total Common Stocks (Cost $1,084,160,367)		1,105,616,558

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(b),(c)	3,034,184	3,032,970
Total Money Market Funds (Cost $3,032,957)		3,032,970
Total Investments in Securities (Cost: $1,087,193,324)		1,108,649,528
Other Assets & Liabilities, Net		(652,860)
Net Assets		1,107,996,668

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	15,277,661	566,857,297	(579,101,980)	(8)	3,032,970	(18,159)	375,519	3,034,184
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	124,585,363	—	—	124,585,363
Consumer Discretionary	99,705,614	—	—	99,705,614
Consumer Staples	80,897,631	—	—	80,897,631
Energy	50,025,279	—	—	50,025,279
Financials	22,350,723	—	—	22,350,723
Health Care	137,747,884	—	—	137,747,884
Industrials	109,577,630	—	—	109,577,630
Information Technology	422,677,167	—	—	422,677,167
Materials	15,790,666	—	—	15,790,666
Real Estate	27,214,883	—	—	27,214,883
Utilities	15,043,718	—	—	15,043,718
Total Common Stocks	1,105,616,558	—	—	1,105,616,558
Money Market Funds	3,032,970	—	—	3,032,970
Total Investments in Securities	1,108,649,528	—	—	1,108,649,528
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

Statement of Assets and Liabilities
February 28, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,084,160,367)	$1,105,616,558
Affiliated issuers (cost $3,032,957)	3,032,970
Receivable for:
Capital shares sold	164,058
Dividends	1,088,231
Foreign tax reclaims	2,531
Expense reimbursement due from Investment Manager	2,252
Prepaid expenses	13,773
Total assets	1,109,920,373
Liabilities
Payable for:
Capital shares purchased	1,249,876
Management services fees	22,463
Distribution and/or service fees	5,674
Transfer agent fees	117,095
Compensation of board members	475,937
Compensation of chief compliance officer	218
Other expenses	52,442
Total liabilities	1,923,705
Net assets applicable to outstanding capital stock	$1,107,996,668
Represented by
Paid in capital	1,129,921,496
Total distributable earnings (loss)	(21,924,828)
Total - representing net assets applicable to outstanding capital stock	$1,107,996,668
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	11

Statement of Assets and Liabilities  (continued)
February 28, 2023
Class A
Net assets	$766,362,176
Shares outstanding	67,293,097
Net asset value per share	$11.39
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.08
Advisor Class
Net assets	$16,268,687
Shares outstanding	1,114,136
Net asset value per share	$14.60
Class C
Net assets	$7,714,644
Shares outstanding	2,433,177
Net asset value per share	$3.17
Institutional Class
Net assets	$282,203,382
Shares outstanding	20,584,000
Net asset value per share	$13.71
Institutional 2 Class
Net assets	$20,198,895
Shares outstanding	1,352,352
Net asset value per share	$14.94
Institutional 3 Class
Net assets	$992,674
Shares outstanding	71,390
Net asset value per share	$13.90
Class R
Net assets	$14,256,210
Shares outstanding	1,245,483
Net asset value per share	$11.45
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

Statement of Operations
Year Ended February 28, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$11,351,602
Dividends — affiliated issuers	375,519
Interfund lending	620
Foreign taxes withheld	(3,797)
Total income	11,723,944
Expenses:
Management services fees	9,288,037
Distribution and/or service fees
Class A	2,155,741
Class C	96,406
Class R	80,389
Transfer agent fees
Class A	964,996
Advisor Class	20,166
Class C	10,775
Institutional Class	385,131
Institutional 2 Class	13,288
Institutional 3 Class	198
Class R	17,995
Compensation of board members	9,033
Custodian fees	10,240
Printing and postage fees	85,287
Registration fees	116,113
Audit fees	32,700
Legal fees	30,076
Interest on interfund lending	126
Compensation of chief compliance officer	212
Other	31,137
Total expenses	13,348,046
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(826,452)
Expense reduction	(1,238)
Total net expenses	12,520,356
Net investment loss	(796,412)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(13,373,643)
Investments — affiliated issuers	(18,159)
Net realized loss	(13,391,802)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(243,565,271)
Investments — affiliated issuers	(8)
Net change in unrealized appreciation (depreciation)	(243,565,279)
Net realized and unrealized loss	(256,957,081)
Net decrease in net assets resulting from operations	$(257,753,493)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	13

Statement of Changes in Net Assets
	Year Ended February 28, 2023	Year Ended February 28, 2022
Operations
Net investment loss	$(796,412)	$(6,040,143)
Net realized gain (loss)	(13,391,802)	667,650,108
Net change in unrealized appreciation (depreciation)	(243,565,279)	(590,491,987)
Net increase (decrease) in net assets resulting from operations	(257,753,493)	71,117,978
Distributions to shareholders
Net investment income and net realized gains
Class A	(160,896,679)	(421,064,836)
Advisor Class	(2,753,787)	(7,670,849)
Class C	(4,377,770)	(10,858,622)
Institutional Class	(56,728,449)	(167,409,437)
Institutional 2 Class	(3,551,291)	(10,606,828)
Institutional 3 Class	(275,220)	(503,226)
Class R	(2,882,741)	(8,113,395)
Total distributions to shareholders	(231,465,937)	(626,227,193)
Increase (decrease) in net assets from capital stock activity	(55,974,325)	359,328,810
Total decrease in net assets	(545,193,755)	(195,780,405)
Net assets at beginning of year	1,653,190,423	1,848,970,828
Net assets at end of year	$1,107,996,668	$1,653,190,423
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2023		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,043,934	56,074,589	6,956,448	143,180,568
Distributions reinvested	10,204,507	110,514,809	14,401,962	288,079,087
Redemptions	(13,336,461)	(161,761,899)	(7,191,823)	(156,275,823)
Net increase	1,911,980	4,827,499	14,166,587	274,983,832
Advisor Class
Subscriptions	192,387	2,935,428	110,541	2,961,031
Distributions reinvested	198,370	2,749,415	315,936	7,659,342
Redemptions	(396,695)	(6,153,977)	(221,140)	(5,635,233)
Net increase (decrease)	(5,938)	(469,134)	205,337	4,985,140
Class C
Subscriptions	347,818	1,251,941	146,191	1,648,532
Distributions reinvested	1,410,005	4,272,314	1,170,598	10,506,512
Redemptions	(1,338,213)	(5,424,307)	(1,479,921)	(18,661,446)
Net increase (decrease)	419,610	99,948	(163,132)	(6,506,402)
Institutional Class
Subscriptions	1,472,522	20,742,383	1,926,649	46,905,979
Distributions reinvested	3,638,896	47,342,044	6,036,812	139,332,423
Redemptions	(8,617,759)	(125,979,645)	(4,471,485)	(109,509,867)
Net increase (decrease)	(3,506,341)	(57,895,218)	3,491,976	76,728,535
Institutional 2 Class
Subscriptions	120,421	1,979,713	152,604	4,255,802
Distributions reinvested	250,620	3,551,291	429,597	10,606,828
Redemptions	(502,835)	(7,978,804)	(340,250)	(8,709,668)
Net increase (decrease)	(131,794)	(2,447,800)	241,951	6,152,962
Institutional 3 Class
Subscriptions	82,541	1,452,653	3,546	94,111
Distributions reinvested	19,494	257,121	19,395	453,005
Redemptions	(102,126)	(1,609,240)	(13,037)	(329,525)
Net increase (decrease)	(91)	100,534	9,904	217,591
Class R
Subscriptions	170,916	2,118,689	144,845	3,261,279
Distributions reinvested	264,472	2,882,741	402,512	8,113,395
Redemptions	(405,852)	(5,191,584)	(393,500)	(8,607,522)
Net increase (decrease)	29,536	(190,154)	153,857	2,767,152
Total net increase (decrease)	(1,283,038)	(55,974,325)	18,106,480	359,328,810
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2023	$16.74	(0.02)	(2.75)	(2.77)	(2.58)	(2.58)
Year Ended 2/28/2022	$23.37	(0.09)	1.57	1.48	(8.11)	(8.11)
Year Ended 2/28/2021	$17.67	(0.03)	8.53	8.50	(2.80)	(2.80)
Year Ended 2/29/2020	$17.18	(0.03)	2.34	2.31	(1.82)	(1.82)
Year Ended 2/28/2019	$18.33	(0.03)	0.75	0.72	(1.87)	(1.87)
Advisor Class
Year Ended 2/28/2023	$20.51	0.02	(3.35)	(3.33)	(2.58)	(2.58)
Year Ended 2/28/2022	$27.08	(0.04)	1.69	1.65	(8.22)	(8.22)
Year Ended 2/28/2021	$20.07	0.02	9.79	9.81	(2.80)	(2.80)
Year Ended 2/29/2020	$19.26	0.02	2.61	2.63	(1.82)	(1.82)
Year Ended 2/28/2019	$20.27	0.02	0.85	0.87	(1.88)	(1.88)
Class C
Year Ended 2/28/2023	$7.02	(0.03)	(1.24)	(1.27)	(2.58)	(2.58)
Year Ended 2/28/2022	$13.72	(0.14)	1.24	1.10	(7.80)	(7.80)
Year Ended 2/28/2021	$11.35	(0.11)	5.28	5.17	(2.80)	(2.80)
Year Ended 2/29/2020	$11.70	(0.11)	1.58	1.47	(1.82)	(1.82)
Year Ended 2/28/2019	$13.14	(0.12)	0.53	0.41	(1.85)	(1.85)
Institutional Class
Year Ended 2/28/2023	$19.45	0.02	(3.18)	(3.16)	(2.58)	(2.58)
Year Ended 2/28/2022	$26.05	(0.03)	1.65	1.62	(8.22)	(8.22)
Year Ended 2/28/2021	$19.39	0.02	9.44	9.46	(2.80)	(2.80)
Year Ended 2/29/2020	$18.66	0.02	2.53	2.55	(1.82)	(1.82)
Year Ended 2/28/2019	$19.70	0.02	0.82	0.84	(1.88)	(1.88)
Institutional 2 Class
Year Ended 2/28/2023	$20.90	0.03	(3.41)	(3.38)	(2.58)	(2.58)
Year Ended 2/28/2022	$27.46	(0.02)	1.70	1.68	(8.24)	(8.24)
Year Ended 2/28/2021	$20.31	0.04	9.91	9.95	(2.80)	(2.80)
Year Ended 2/29/2020	$19.46	0.03	2.64	2.67	(1.82)	(1.82)
Year Ended 2/28/2019	$20.45	0.03	0.86	0.89	(1.88)	(1.88)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2023	$11.39	(15.76%)	1.12%(c)	1.05%(c),(d)	(0.13%)	74%	$766,362
Year Ended 2/28/2022	$16.74	2.77%	1.08%(c)	1.04%(c),(d)	(0.38%)	93%	$1,094,509
Year Ended 2/28/2021	$23.37	50.88%	1.11%(c)	1.04%(c),(d)	(0.15%)	44%	$1,197,121
Year Ended 2/29/2020	$17.67	13.54%	1.12%	1.04%(d)	(0.16%)	42%	$913,905
Year Ended 2/28/2019	$17.18	4.19%	1.12%	1.08%(d)	(0.16%)	23%	$929,808
Advisor Class
Year Ended 2/28/2023	$14.60	(15.58%)	0.87%(c)	0.80%(c),(d)	0.12%	74%	$16,269
Year Ended 2/28/2022	$20.51	3.00%	0.83%(c)	0.79%(c),(d)	(0.13%)	93%	$22,974
Year Ended 2/28/2021	$27.08	51.34%	0.86%(c)	0.79%(c),(d)	0.10%	44%	$24,768
Year Ended 2/29/2020	$20.07	13.75%	0.87%	0.79%(d)	0.09%	42%	$17,809
Year Ended 2/28/2019	$19.26	4.53%	0.87%	0.83%(d)	0.09%	23%	$26,286
Class C
Year Ended 2/28/2023	$3.17	(16.43%)	1.86%(c)	1.80%(c),(d)	(0.89%)	74%	$7,715
Year Ended 2/28/2022	$7.02	1.97%	1.83%(c)	1.79%(c),(d)	(1.14%)	93%	$14,135
Year Ended 2/28/2021	$13.72	49.77%	1.86%(c)	1.79%(c),(d)	(0.90%)	44%	$29,863
Year Ended 2/29/2020	$11.35	12.66%	1.87%	1.80%(d)	(0.91%)	42%	$37,004
Year Ended 2/28/2019	$11.70	3.46%	1.86%	1.84%(d)	(0.96%)	23%	$57,316
Institutional Class
Year Ended 2/28/2023	$13.71	(15.55%)	0.86%(c)	0.80%(c),(d)	0.12%	74%	$282,203
Year Ended 2/28/2022	$19.45	2.99%	0.83%(c)	0.79%(c),(d)	(0.14%)	93%	$468,670
Year Ended 2/28/2021	$26.05	51.34%	0.86%(c)	0.79%(c),(d)	0.10%	44%	$536,602
Year Ended 2/29/2020	$19.39	13.76%	0.87%	0.79%(d)	0.09%	42%	$410,156
Year Ended 2/28/2019	$18.66	4.51%	0.87%	0.83%(d)	0.09%	23%	$472,922
Institutional 2 Class
Year Ended 2/28/2023	$14.94	(15.51%)	0.81%(c)	0.74%(c)	0.18%	74%	$20,199
Year Ended 2/28/2022	$20.90	3.09%	0.77%(c)	0.74%(c)	(0.08%)	93%	$31,012
Year Ended 2/28/2021	$27.46	51.43%	0.79%(c)	0.73%(c)	0.15%	44%	$34,108
Year Ended 2/29/2020	$20.31	13.81%	0.80%	0.73%	0.16%	42%	$19,798
Year Ended 2/28/2019	$19.46	4.60%	0.80%	0.76%	0.17%	23%	$12,349
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2023	$19.67	0.04	(3.23)	(3.19)	(2.58)	(2.58)
Year Ended 2/28/2022	$26.27	(0.01)	1.67	1.66	(8.26)	(8.26)
Year Ended 2/28/2021	$19.52	0.05	9.50	9.55	(2.80)	(2.80)
Year Ended 2/29/2020	$18.75	0.04	2.55	2.59	(1.82)	(1.82)
Year Ended 2/28/2019	$19.77	0.04	0.82	0.86	(1.88)	(1.88)
Class R
Year Ended 2/28/2023	$16.85	(0.05)	(2.77)	(2.82)	(2.58)	(2.58)
Year Ended 2/28/2022	$23.44	(0.15)	1.57	1.42	(8.01)	(8.01)
Year Ended 2/28/2021	$17.75	(0.08)	8.57	8.49	(2.80)	(2.80)
Year Ended 2/29/2020	$17.30	(0.07)	2.34	2.27	(1.82)	(1.82)
Year Ended 2/28/2019	$18.47	(0.07)	0.76	0.69	(1.86)	(1.86)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2023	$13.90	(15.52%)	0.77%(c)	0.70%(c)	0.24%	74%	$993
Year Ended 2/28/2022	$19.67	3.14%	0.73%(c)	0.69%(c)	(0.03%)	93%	$1,406
Year Ended 2/28/2021	$26.27	51.47%	0.75%(c)	0.69%(c)	0.20%	44%	$1,618
Year Ended 2/29/2020	$19.52	13.91%	0.76%	0.69%	0.20%	42%	$875
Year Ended 2/28/2019	$18.75	4.61%	0.77%	0.71%	0.24%	23%	$780
Class R
Year Ended 2/28/2023	$11.45	(15.98%)	1.37%(c)	1.30%(c),(d)	(0.38%)	74%	$14,256
Year Ended 2/28/2022	$16.85	2.50%	1.33%(c)	1.29%(c),(d)	(0.64%)	93%	$20,484
Year Ended 2/28/2021	$23.44	50.57%	1.36%(c)	1.29%(c),(d)	(0.40%)	44%	$24,892
Year Ended 2/29/2020	$17.75	13.20%	1.37%	1.30%(d)	(0.41%)	42%	$21,006
Year Ended 2/28/2019	$17.30	4.00%	1.37%	1.33%(d)	(0.41%)	23%	$24,324
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	19

Notes to Financial Statements
February 28, 2023
Note 1. Organization
Columbia Large Cap Growth Opportunity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	21

Notes to Financial Statements  (continued)
February 28, 2023
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2023 was 0.73% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements, and the Fund pays no additional fees and expenses as a result of any such arrangements.
22	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023
For the year ended February 28, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.11
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,238.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	59,670
Class C	—	1.00(b)	86

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
24	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2022 through June 30, 2023	Prior to July 1, 2022
Class A	1.05%	1.05%
Advisor Class	0.80	0.80
Class C	1.80	1.80
Institutional Class	0.80	0.80
Institutional 2 Class	0.74	0.75
Institutional 3 Class	0.70	0.70
Class R	1.30	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, net operating loss reclassification and excess distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,256,106	271,334	(1,527,440)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2023			Year Ended February 28, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	231,465,937	231,465,937	126,375,304	499,851,889	626,227,193
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	(31,446,349)	10,408,470
At February 28, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,098,241,058	109,549,827	(99,141,357)	10,408,470
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended February 28, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(31,446,349)	—	(31,446,349)	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2023, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2023.
Late year ordinary losses ($)	Post-October capital losses ($)
412,764	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $939,788,643 and $1,199,978,796, respectively, for the year ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
26	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	550,000	3.85	2
Lender	5,000,000	1.93	3
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2023.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 28, 2023, one unaffiliated shareholder of record owned 25.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
28	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Growth Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Growth Opportunity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
32	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Former Trustee, MA Taxpayers Foundation,1997-2022; former Governing Board Member (Chairperson of Innovation Index Advisory Committee), MA Technology Collaborative, 1997-2020; former Director, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
34	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
36	Columbia Large Cap Growth Opportunity Fund | Annual Report 2023

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Columbia Large Cap Growth Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN186_02_N01_(04/23)

Annual Report
February 28, 2023
Columbia Mid Cap Index Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Mid Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mid Cap Index Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) MidCap 400® Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
	Inception	1 Year	5 Years	10 Years
Class A	05/31/00	-1.05	8.07	10.16
Institutional Class	03/31/00	-0.80	8.35	10.43
Institutional 2 Class	11/08/12	-0.84	8.35	10.44
Institutional 3 Class*	03/01/17	-0.82	8.35	10.43
S&P MidCap 400 Index		-0.62	8.58	10.67
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap U.S. companies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Mid Cap Index Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2013 — February 28, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2023)
Common Stocks	99.5
Money Market Funds	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	2.1
Consumer Discretionary	14.4
Consumer Staples	3.8
Energy	3.5
Financials	15.3
Health Care	9.2
Industrials	20.6
Information Technology	12.7
Materials	6.8
Real Estate	8.0
Utilities	3.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Mid Cap Index Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 28, 2023, the Fund’s Class A shares returned -1.05%. The Fund’s benchmark, the unmanaged S&P MidCap 400 Index (the Index), returned -0.62% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
Driven by a series of eight interest rate hikes by the U.S. Federal Reserve (Fed), decades-high inflation, persistent recession worries, climbing U.S. Treasury yields, supply-chain disruptions, volatile commodity prices, geopolitical tensions resulting from Russia’s invasion of Ukraine, and elevated concerns around China’s zero-COVID policy, the U.S. equity market, as measured by the S&P 500 Index, posted negative returns during the annual period. Mid-cap stocks also fell, though more modestly. On slowing yet relatively resilient corporate earnings reports, a still-tight U.S. labor market, an economic reopening in China, hopes that Fed interest rate hikes would be smaller and soon pause, and warming notions of a soft economic landing, there were brief respites of equity market rallies, such as those in July into early August 2022, in October and November 2022, and then in January 2023. However, as the realization that interest rates could remain higher for longer set in with investors even as inflation decreased, albeit from high levels, stocks ticked lower again in February 2023.
For the annual period overall, all capitalization segments within the U.S. equity market posted negative absolute returns, with large-cap stocks the weakest, followed by small-cap stocks and then mid-cap stocks. From a style perspective, value-oriented stocks notably outperformed growth-oriented stocks across the capitalization spectrum of the U.S. equity market. Interestingly, however, growth stocks reclaimed leadership from their value counterparts in the first two months of 2023.
Six of the eleven sectors of the Index posted a positive return during the 12 months ended February 28, 2023. Industrials remained the largest sector by weighting in the Index, with a weighting of 20.59% as of February 28, 2023. As always, each sector and stock in the Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
The Fund’s notable detractors during the period
•	Real estate, health care and communication services were the weakest sectors in terms of total return.
•	On the basis of impact, real estate, health care and information technology were the weakest sectors.
•	The worst performing industries for the annual period on the basis of total return were airlines; air freight and logistics; communications equipment; real estate management and development; and media.
•	Top individual detractors included healthcare facility real estate investment trust Medical Properties Trust, Inc.; aluminum producer Alcoa Corp.; diabetes-focused medical device company Tandem Diabetes Care, Inc.; human interface hardware and software developer Synaptics Inc.; and integrated biopharmaceutical solutions company Syneos Health, Inc. Class A.
The Fund’s notable contributors during the period
•	In terms of total return, energy was the best relative performer, followed at some distance by materials and industrials.
•	On the basis of impact, which takes weighting and total returns into account, industrials, financials and materials were the biggest contributors to the Index’s return.
•	The top performing industries on the basis of total return were diversified telecommunication services; entertainment; energy equipment and services; construction and engineering; and insurance.
•	Top individual contributors within the Index during the annual period included steel producer and metal recycler Steel Dynamics, Inc.; data analytics company Fair Isaac Corp.; conducted energy devices developer and manufacturer Axon Enterprise Inc.; biotechnology company United Therapeutics Corp.; and electrical and electronic products manufacturer Hubbell Inc.
Columbia Mid Cap Index Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Mid Cap Index Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,076.50	1,022.56	2.32	2.26	0.45
Institutional Class	1,000.00	1,000.00	1,077.80	1,023.80	1.03	1.00	0.20
Institutional 2 Class	1,000.00	1,000.00	1,077.40	1,023.80	1.03	1.00	0.20
Institutional 3 Class	1,000.00	1,000.00	1,077.70	1,023.80	1.03	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Mid Cap Index Fund | Annual Report 2023	7

Portfolio of Investments
February 28, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 2.1%
Diversified Telecommunication Services 0.6%
Frontier Communications Parent, Inc.(a)	258,499	7,072,533
Iridium Communications, Inc.(a)	145,674	8,940,013
Total		16,012,546
Entertainment 0.2%
World Wrestling Entertainment, Inc., Class A	50,203	4,217,052
Interactive Media & Services 0.3%
TripAdvisor, Inc.(a)	121,490	2,620,539
Ziff Davis, Inc.(a)	54,716	4,321,470
Total		6,942,009
Media 1.0%
Cable One, Inc.	5,590	3,860,510
John Wiley & Sons, Inc., Class A	49,785	2,214,935
New York Times Co. (The), Class A	190,885	7,349,072
Nexstar Media Group, Inc., Class A	43,720	8,127,548
TEGNA, Inc.	258,681	4,501,049
Total		26,053,114
Total Communication Services		53,224,721
Consumer Discretionary 14.2%
Auto Components 1.5%
Adient PLC(a)	109,930	4,696,210
Dana, Inc.	147,925	2,343,132
Fox Factory Holding Corp.(a)	49,006	5,758,205
Gentex Corp.	271,981	7,765,058
Goodyear Tire & Rubber Co. (The)(a)	327,957	3,725,591
Lear Corp.	68,529	9,570,075
Visteon Corp.(a)	32,630	5,450,515
Total		39,308,786
Automobiles 0.5%
Harley-Davidson, Inc.	154,236	7,333,922
Thor Industries, Inc.	62,240	5,663,217
Total		12,997,139
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Consumer Services 1.0%
Graham Holdings Co., Class B	4,450	2,788,637
Grand Canyon Education, Inc.(a)	35,561	4,028,706
H&R Block, Inc.	180,254	6,633,347
Service Corp. International	178,327	12,042,422
Total		25,493,112
Hotels, Restaurants & Leisure 2.9%
Boyd Gaming Corp.	91,972	5,990,136
Choice Hotels International, Inc.	32,134	3,803,380
Churchill Downs, Inc.	38,162	9,379,456
Cracker Barrel Old Country Store, Inc.	25,702	2,800,490
Light & Wonder, Inc.(a)	108,608	6,799,947
Marriott Vacations Worldwide Corp.	44,429	6,797,193
Papa John’s International, Inc.	37,274	3,129,152
Penn Entertainment, Inc.(a)	179,848	5,490,760
Texas Roadhouse, Inc.	77,583	7,877,778
Travel + Leisure Co.	94,239	3,953,326
Wendy’s Co. (The)	197,591	4,339,098
Wingstop, Inc.	34,685	5,908,590
Wyndham Hotels & Resorts, Inc.	102,405	7,887,233
Total		74,156,539
Household Durables 1.5%
Helen of Troy Ltd.(a)	27,815	3,134,472
KB Home	96,302	3,396,571
Leggett & Platt, Inc.	153,713	5,301,561
Taylor Morrison Home Corp., Class A(a)	125,620	4,500,965
Tempur Sealy International, Inc.	198,244	8,472,949
Toll Brothers, Inc.	122,200	7,324,668
TopBuild Corp.(a)	37,069	7,695,154
Total		39,826,340
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products 1.2%
Brunswick Corp.	84,067	7,349,137
Mattel, Inc.(a)	410,903	7,392,145
Polaris, Inc.	63,167	7,185,246
Topgolf Callaway Brands Corp.(a)	160,738	3,725,907
YETI Holdings, Inc.(a)	99,998	3,897,922
Total		29,550,357
Multiline Retail 0.6%
Kohl’s Corp.	135,233	3,791,933
Macy’s, Inc.	314,194	6,428,409
Nordstrom, Inc.	129,151	2,515,862
Ollie’s Bargain Outlet Holdings, Inc.(a)	67,489	3,883,317
Total		16,619,521
Specialty Retail 2.9%
AutoNation, Inc.(a)	39,658	5,413,714
Dick’s Sporting Goods, Inc.	64,468	8,292,519
Five Below, Inc.(a)	64,356	13,147,931
Foot Locker, Inc.	91,950	4,020,054
GameStop Corp., Class A(a)	293,057	5,635,486
Gap, Inc. (The)	244,575	3,181,921
Lithia Motors, Inc., Class A	31,696	8,088,185
Murphy U.S.A., Inc.	24,100	6,147,669
Restoration Hardware Holdings, Inc.(a)	22,282	6,662,987
Victoria’s Secret & Co.(a)	94,199	3,734,048
Williams-Sonoma, Inc.	77,347	9,662,187
Total		73,986,701
Textiles, Apparel & Luxury Goods 2.1%
Capri Holdings Ltd.(a)	149,326	7,402,090
Carter’s, Inc.	44,246	3,335,706
Columbia Sportswear Co.	41,049	3,579,473
Crocs, Inc.(a)	71,589	8,713,097
Deckers Outdoor Corp.(a)	30,687	12,776,532
Hanesbrands, Inc.	404,581	2,298,020
PVH Corp.	75,619	6,067,669
Skechers U.S.A., Inc., Class A(a)	155,609	6,926,157
Common Stocks (continued)
Issuer	Shares	Value ($)
Under Armour, Inc., Class A(a)	218,771	2,172,396
Under Armour, Inc., Class C(a)	228,435	2,010,228
Total		55,281,368
Total Consumer Discretionary		367,219,863
Consumer Staples 3.7%
Beverages 0.4%
Boston Beer Co., Inc. (The), Class A(a)	10,929	3,538,810
Celsius Holdings, Inc.(a)	46,840	4,253,072
Coca-Cola Bottling Co. Consolidated	5,337	2,971,909
Total		10,763,791
Food & Staples Retailing 1.4%
BJ’s Wholesale Club Holdings, Inc.(a)	156,603	11,244,096
Casey’s General Stores, Inc.	43,194	8,982,192
Grocery Outlet Holding Corp.(a)	102,637	2,776,331
Performance Food Group, Inc.(a)	180,492	10,214,042
Sprouts Farmers Market, Inc.(a)	122,728	3,717,431
Total		36,934,092
Food Products 1.4%
Darling Ingredients, Inc.(a)	185,823	11,757,021
Flowers Foods, Inc.	222,762	6,210,605
Ingredion, Inc.	76,006	7,554,996
Lancaster Colony Corp.	23,001	4,415,732
Pilgrim’s Pride Corp.(a)	52,092	1,218,432
Post Holdings, Inc.(a)	63,049	5,671,888
Total		36,828,674
Household Products 0.1%
Energizer Holdings, Inc.	76,832	2,783,623
Personal Products 0.4%
BellRing Brands, Inc.(a)	157,037	4,849,303
Coty, Inc., Class A(a)	423,827	4,789,245
Total		9,638,548
Total Consumer Staples		96,948,728
Energy 3.5%
Energy Equipment & Services 0.7%
ChampionX Corp.	231,143	7,066,041
NOV, Inc.	455,429	9,964,787
Total		17,030,828

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 2.8%
Antero Midstream Corp.	388,338	4,093,083
Antero Resources Corp.(a)	320,147	8,387,851
CNX Resources Corp.(a)	209,250	3,211,988
DT Midstream, Inc.	112,176	5,631,235
Equitrans Midstream Corp.	501,778	3,025,721
HF Sinclair Corp.	155,931	7,752,889
Matador Resources Co.	130,150	7,000,769
Murphy Oil Corp.	169,424	6,610,925
PBF Energy, Inc., Class A	132,516	5,792,274
PDC Energy, Inc.	106,835	7,169,697
Range Resources Corp.	280,159	7,547,483
Southwestern Energy Co.(a)	1,279,520	6,781,456
Total		73,005,371
Total Energy		90,036,199
Financials 15.1%
Banks 7.1%
Associated Banc-Corp.	174,331	4,035,763
Bank of Hawaii Corp.	46,392	3,472,905
Bank OZK	128,344	5,907,674
Cadence Bank	211,532	5,618,290
Cathay General Bancorp	86,278	3,703,052
Columbia Banking System, Inc.	241,120	7,168,498
Commerce Bancshares, Inc.	132,223	8,746,551
Cullen/Frost Bankers, Inc.	74,550	9,827,181
East West Bancorp, Inc.	163,418	12,454,086
First Financial Bankshares, Inc.	150,499	5,520,303
First Horizon Corp.	622,160	15,410,903
FNB Corp.	406,709	5,803,737
Fulton Financial Corp.	194,197	3,340,188
Glacier Bancorp, Inc.	128,426	6,084,824
Hancock Whitney Corp.	99,355	4,880,318
Home Bancshares, Inc.	219,935	5,300,434
International Bancshares Corp.	61,214	2,970,715
Old National Bancorp	339,585	6,000,467
PacWest Bancorp	136,590	3,790,373
Pinnacle Financial Partners, Inc.	88,644	6,567,634
Prosperity Bancshares, Inc.	105,866	7,780,092
Synovus Financial Corp.	168,648	7,051,173
Common Stocks (continued)
Issuer	Shares	Value ($)
Texas Capital Bancshares, Inc.(a)	57,854	3,831,670
UMB Financial Corp.	50,413	4,570,443
United Bankshares, Inc.	156,127	6,365,298
Valley National Bancorp	487,280	5,642,702
Washington Federal, Inc.	75,745	2,656,377
Webster Financial Corp.	201,751	10,717,013
Wintrust Financial Corp.	70,453	6,490,835
Total		181,709,499
Capital Markets 2.1%
Affiliated Managers Group, Inc.	43,674	6,962,072
Evercore, Inc., Class A	41,427	5,434,394
Federated Hermes, Inc., Class B	98,014	3,856,851
Interactive Brokers Group, Inc., Class A	119,273	10,270,598
Janus Henderson Group PLC	153,655	4,219,366
Jefferies Financial Group, Inc.	212,398	8,026,520
SEI Investments Co.	118,806	7,158,062
Stifel Financial Corp.	123,225	8,235,127
Total		54,162,990
Consumer Finance 0.4%
FirstCash Holdings, Inc.	43,499	3,838,787
Navient Corp.	122,643	2,213,706
SLM Corp.	290,085	4,171,422
Total		10,223,915
Diversified Financial Services 0.3%
Voya Financial, Inc.	112,665	8,392,416
Insurance 4.1%
American Financial Group, Inc.	80,949	10,856,070
Brighthouse Financial, Inc.(a)	80,151	4,635,132
CNO Financial Group, Inc.	132,642	3,398,288
First American Financial Corp.	120,049	6,816,382
Hanover Insurance Group, Inc. (The)	41,232	5,751,039
Kemper Corp.	74,070	4,562,712
Kinsale Capital Group, Inc.	24,985	7,962,720
Old Republic International Corp.	328,121	8,652,551
Primerica, Inc.	42,781	8,211,385
Reinsurance Group of America, Inc.	77,491	11,195,125
RenaissanceRe Holdings Ltd.	50,669	10,888,768
RLI Corp.	46,825	6,457,636

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Selective Insurance Group, Inc.	69,884	7,095,323
Unum Group	216,818	9,659,242
Total		106,142,373
Mortgage Real Estate Investment Trusts (REITS) 0.4%
Annaly Capital Management, Inc.	542,456	11,217,990
Thrifts & Mortgage Finance 0.7%
Essent Group Ltd.	124,878	5,363,510
MGIC Investment Corp.	344,379	4,738,655
New York Community Bancorp, Inc.	788,746	7,004,065
Total		17,106,230
Total Financials		388,955,413
Health Care 9.1%
Biotechnology 1.6%
Arrowhead Pharmaceuticals, Inc.(a)	122,724	3,963,985
Exelixis, Inc.(a)	373,986	6,387,681
Halozyme Therapeutics, Inc.(a)	156,770	7,523,392
Neurocrine Biosciences, Inc.(a)	111,460	11,491,526
United Therapeutics Corp.(a)	52,843	13,001,492
Total		42,368,076
Health Care Equipment & Supplies 3.4%
Enovis Corp.(a)	55,247	3,183,332
Envista Holdings Corp.(a)	189,039	7,308,248
Globus Medical, Inc., Class A(a)	89,754	5,236,248
Haemonetics Corp.(a)	58,676	4,563,233
ICU Medical, Inc.(a)	23,357	3,985,638
Inari Medical, Inc.(a)	55,986	3,149,772
Integra LifeSciences Holdings Corp.(a)	84,245	4,685,707
Lantheus Holdings, Inc.(a)	79,806	5,902,452
LivaNova PLC(a)	62,056	2,936,490
Masimo Corp.(a)	56,070	9,381,072
Neogen Corp.(a)	250,562	4,432,442
Omnicell, Inc.(a)	51,768	2,818,250
Penumbra, Inc.(a)	44,034	11,448,400
QuidelOrtho Corp.(a)	62,025	5,392,453
Shockwave Medical, Inc.(a)	41,904	7,971,817
STAAR Surgical Co.(a)	55,891	3,095,802
Tandem Diabetes Care, Inc.(a)	74,550	2,673,363
Total		88,164,719
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 2.1%
Acadia Healthcare Co., Inc.(a)	105,481	7,648,427
Amedisys, Inc.(a)	37,672	3,463,941
Chemed Corp.	17,241	8,992,561
Encompass Health Corp.	115,697	6,539,195
HealthEquity, Inc.(a)	98,008	6,387,181
Option Care Health, Inc.(a)	179,266	5,498,088
Patterson Companies, Inc.	100,439	2,663,642
Progyny, Inc.(a)	87,230	3,276,359
R1 RCM, Inc.(a)	159,362	2,262,940
Tenet Healthcare Corp.(a)	125,361	7,337,379
Total		54,069,713
Life Sciences Tools & Services 1.4%
Azenta, Inc.(a)	86,980	3,817,552
Bruker Corp.	115,962	7,992,101
Medpace Holdings, Inc.(a)	29,207	5,662,653
Repligen Corp.(a)	59,870	10,439,532
Sotera Health Co.(a)	114,481	1,910,688
Syneos Health, Inc.(a)	119,310	4,798,648
Total		34,621,174
Pharmaceuticals 0.6%
Jazz Pharmaceuticals PLC(a)	73,005	10,249,902
Perrigo Co. PLC	156,105	5,883,598
Total		16,133,500
Total Health Care		235,357,182
Industrials 20.3%
Aerospace & Defense 1.6%
Axon Enterprise, Inc.(a)	78,385	15,701,299
Curtiss-Wright Corp.	44,415	7,763,298
Hexcel Corp.	97,590	7,119,191
Mercury Systems, Inc.(a)	67,226	3,518,609
Woodward, Inc.	69,756	6,905,844
Total		41,008,241
Air Freight & Logistics 0.3%
GXO Logistics, Inc.(a)	137,553	6,818,502
Airlines 0.1%
JetBlue Airways Corp.(a)	375,513	3,116,758

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 3.0%
Builders FirstSource, Inc.(a)	170,640	14,466,859
Carlisle Companies, Inc.	59,961	15,483,129
Fortune Brands Innovations, Inc.	148,688	9,211,222
Lennox International, Inc.	37,391	9,528,349
Owens Corning	108,355	10,596,035
Simpson Manufacturing Co., Inc.	49,389	5,327,098
Trex Company, Inc.(a)	127,233	6,505,423
UFP Industries, Inc.	71,465	6,112,401
Total		77,230,516
Commercial Services & Supplies 1.4%
Brink’s Co. (The)	53,855	3,514,039
Clean Harbors, Inc.(a)	58,306	7,700,473
IAA, Inc.(a)	155,091	6,344,773
MSA Safety, Inc.	42,720	5,739,432
Stericycle, Inc.(a)	106,881	5,096,086
Tetra Tech, Inc.	61,428	8,408,879
Total		36,803,682
Construction & Engineering 2.1%
AECOM	161,914	13,982,893
Dycom Industries, Inc.(a)	34,154	2,876,108
EMCOR Group, Inc.	55,253	9,239,407
Fluor Corp.(a)	164,741	6,041,053
MasTec, Inc.(a)	68,362	6,680,335
MDU Resources Group, Inc.	235,771	7,509,306
Valmont Industries, Inc.	24,734	7,848,840
Total		54,177,942
Electrical Equipment 2.2%
Acuity Brands, Inc.	37,285	7,231,798
EnerSys	47,339	4,293,174
Hubbell, Inc.	62,268	15,662,893
nVent Electric PLC	193,146	8,853,813
Regal Rexnord Corp.	76,697	12,090,515
SunPower Corp.(a)	98,957	1,486,334
Sunrun, Inc.(a)	247,079	5,939,779
Vicor Corp.(a)	25,844	1,214,668
Total		56,772,974
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 4.8%
AGCO Corp.	71,787	10,108,327
Chart Industries, Inc.(a)	48,462	6,469,677
Crane Holdings Co.	55,331	6,627,547
Donaldson Co., Inc.	141,985	8,980,551
Esab Corp.	59,903	3,513,311
Flowserve Corp.	151,533	5,256,680
Graco, Inc.	195,397	13,587,907
ITT, Inc.	95,885	8,714,988
Kennametal, Inc.	93,422	2,646,645
Lincoln Electric Holdings, Inc.	66,943	11,241,738
Middleby Corp. (The)(a)	62,475	9,714,238
Oshkosh Corp.	75,820	6,762,386
Terex Corp.	78,261	4,633,834
Timken Co. (The)	76,751	6,558,373
Toro Co. (The)	120,816	13,342,919
Watts Water Technologies, Inc., Class A	31,635	5,543,401
Total		123,702,522
Marine 0.2%
Kirby Corp.(a)	69,445	5,036,846
Professional Services 1.8%
ASGN, Inc.(a)	57,855	5,137,524
CACI International, Inc., Class A(a)	27,243	7,982,199
FTI Consulting, Inc.(a)	39,911	7,332,050
Insperity, Inc.	41,343	5,130,253
KBR, Inc.	159,069	8,766,292
ManpowerGroup, Inc.	58,617	4,975,411
Science Applications International Corp.	63,917	6,816,109
Total		46,139,838
Road & Rail 1.8%
Avis Budget Group, Inc.(a)	28,846	6,336,312
Knight-Swift Transportation Holdings, Inc.	186,315	10,590,145
Landstar System, Inc.	41,652	7,530,265
Ryder System, Inc.	58,262	5,704,432
Saia, Inc.(a)	30,681	8,310,563
Werner Enterprises, Inc.	68,149	3,165,521
XPO, Inc.(a)	133,523	4,454,327
Total		46,091,565

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 1.0%
GATX Corp.	40,812	4,452,181
MSC Industrial Direct Co., Inc., Class A	54,748	4,627,301
Univar, Inc.(a)	189,180	6,574,005
Watsco, Inc.	38,566	11,751,446
Total		27,404,933
Total Industrials		524,304,319
Information Technology 12.5%
Communications Equipment 0.7%
Calix, Inc.(a)	66,010	3,376,412
Ciena Corp.(a)	171,760	8,282,267
Lumentum Holdings, Inc.(a)	79,073	4,254,918
Viasat, Inc.(a)	87,638	2,783,383
Total		18,696,980
Electronic Equipment, Instruments & Components 3.3%
Arrow Electronics, Inc.(a)	71,314	8,414,339
Avnet, Inc.	106,107	4,744,044
Belden, Inc.	49,630	4,187,779
Cognex Corp.	200,500	9,507,710
Coherent Corp.(a)	160,801	6,935,347
IPG Photonics Corp.(a)	37,277	4,594,018
Jabil, Inc.	156,104	12,961,315
Littelfuse, Inc.	28,703	7,426,327
National Instruments Corp.	151,385	7,646,456
Novanta, Inc.(a)	41,380	6,492,936
TD SYNNEX Corp.	48,745	4,704,867
Vishay Intertechnology, Inc.	150,225	3,189,277
Vontier Corp.	183,181	4,793,847
Total		85,598,262
IT Services 2.1%
Concentrix Corp.	49,123	6,721,991
Euronet Worldwide, Inc.(a)	54,626	5,946,040
ExlService Holdings, Inc.(a)	38,336	6,306,655
Genpact Ltd.	195,476	9,330,070
Kyndryl Holdings, Inc.(a)	236,652	3,713,070
MAXIMUS, Inc.	70,204	5,762,344
Common Stocks (continued)
Issuer	Shares	Value ($)
Western Union Co. (The)	447,737	5,802,672
WEX, Inc.(a)	50,543	9,745,196
Total		53,328,038
Semiconductors & Semiconductor Equipment 2.9%
Allegro MicroSystems, Inc.(a)	75,415	3,294,127
Amkor Technology, Inc.	116,453	2,999,829
Cirrus Logic, Inc.(a)	63,839	6,559,457
Lattice Semiconductor Corp.(a)	158,910	13,500,994
MACOM Technology Solutions Holdings, Inc.(a)	59,244	4,060,584
MKS Instruments, Inc.	66,315	6,427,913
Power Integrations, Inc.	66,317	5,454,573
Silicon Laboratories, Inc.(a)	38,589	6,889,294
SiTime Corp.(a)	18,643	2,314,529
Synaptics, Inc.(a),(b)	46,228	5,436,875
Universal Display Corp.	50,386	6,844,938
Wolfspeed, Inc.(a)	144,016	10,654,304
Total		74,437,417
Software 3.2%
ACI Worldwide, Inc.(a)	130,289	3,367,971
Aspen Technology, Inc.(a)	33,673	7,139,013
Blackbaud, Inc.(a)	51,712	2,879,841
CommVault Systems, Inc.(a)	51,632	3,040,092
Dynatrace, Inc.(a)	250,308	10,645,599
Envestnet, Inc.(a)	64,146	4,009,766
Fair Isaac Corp.(a)	28,958	19,615,859
Manhattan Associates, Inc.(a)	72,345	10,399,594
NCR Corp.(a)	159,305	4,067,057
Paylocity Holding Corp.(a)	47,767	9,200,402
Qualys, Inc.(a)	40,080	4,735,452
Teradata Corp.(a)	118,030	4,810,903
Total		83,911,549
Technology Hardware, Storage & Peripherals 0.3%
Super Micro Computer, Inc.(a)	53,384	5,230,030
Xerox Holdings Corp.	129,895	2,141,969
Total		7,371,999
Total Information Technology		323,344,245

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 6.7%
Chemicals 2.7%
Ashland, Inc.	57,749	5,877,693
Avient Corp.	99,116	4,324,431
Cabot Corp.	65,217	5,186,708
Chemours Co. LLC (The)	174,978	5,980,748
Ingevity Corp.(a)	40,730	3,362,669
NewMarket Corp.	7,897	2,712,620
Olin Corp.	147,681	8,528,578
RPM International, Inc.	149,681	13,266,227
Scotts Miracle-Gro Co. (The), Class A	46,895	3,868,837
Sensient Technologies Corp.	48,740	3,674,509
Valvoline, Inc.	205,242	7,224,518
Westlake Corp.	39,925	4,756,664
Total		68,764,202
Construction Materials 0.2%
Eagle Materials, Inc.	42,719	5,994,330
Containers & Packaging 0.9%
AptarGroup, Inc.	75,692	8,834,770
Greif, Inc., Class A	29,688	2,109,332
Silgan Holdings, Inc.	96,998	5,179,693
Sonoco Products Co.	113,058	6,677,206
Total		22,801,001
Metals & Mining 2.7%
Alcoa Corp.	205,146	10,039,845
Cleveland-Cliffs, Inc.(a)	597,455	12,743,715
Commercial Metals Co.	136,051	7,040,639
MP Materials Corp.(a)	107,041	3,746,435
Reliance Steel & Aluminum Co.	68,048	16,865,016
Royal Gold, Inc.	76,109	9,040,988
United States Steel Corp.	271,618	8,319,660
Worthington Industries, Inc.	35,158	2,124,950
Total		69,921,248
Paper & Forest Products 0.2%
Louisiana-Pacific Corp.	83,125	4,863,644
Total Materials		172,344,425
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 7.9%
Equity Real Estate Investment Trusts (REITS) 7.5%
Agree Realty Corp.	102,694	7,268,681
Apartment Income REIT Corp.	173,831	6,570,812
Brixmor Property Group, Inc.	347,727	7,872,539
Corporate Office Properties Trust	130,346	3,314,699
Cousins Properties, Inc.	175,577	4,299,881
CubeSmart	260,378	12,235,162
Douglas Emmett, Inc.	203,815	2,879,906
EastGroup Properties, Inc.	50,521	8,248,564
EPR Properties	86,981	3,552,304
First Industrial Realty Trust, Inc.	153,201	8,081,353
Healthcare Realty Trust, Inc.	441,246	8,604,297
Highwoods Properties, Inc.	121,970	3,232,205
Independence Realty Trust, Inc.	259,527	4,694,843
JBG SMITH Properties	114,778	1,979,921
Kilroy Realty Corp.	121,959	4,392,963
Kite Realty Group Trust	254,029	5,517,510
Lamar Advertising Co., Class A	101,175	10,578,858
Life Storage, Inc.	98,549	11,877,125
Macerich Co. (The)	249,028	2,975,885
Medical Properties Trust, Inc.	693,338	7,141,381
National Retail Properties, Inc.	207,228	9,391,573
National Storage Affiliates Trust	97,977	4,144,427
Omega Healthcare Investors, Inc.	271,518	7,273,967
Park Hotels & Resorts, Inc.	260,689	3,584,474
Pebblebrook Hotel Trust	152,432	2,175,205
Physicians Realty Trust	264,652	3,924,789
PotlatchDeltic Corp.	93,655	4,323,115
Rayonier, Inc.	169,768	5,700,809
Rexford Industrial Realty, Inc.	212,747	12,862,684
Sabra Health Care REIT, Inc.	267,801	3,189,510
SL Green Realty Corp.	74,570	2,539,108
Spirit Realty Capital, Inc.	161,926	6,668,113
Vornado Realty Trust	186,773	3,694,370
Total		194,791,033
Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.(a)	55,030	9,600,534
Total Real Estate		204,391,567

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.6%
Electric Utilities 1.3%
Allete, Inc.	66,275	4,055,367
Hawaiian Electric Industries, Inc.	126,922	5,133,995
IDACORP, Inc.	58,623	6,061,618
OGE Energy Corp.	232,121	8,291,362
PNM Resources, Inc.	99,519	4,876,431
Portland General Electric Co.	103,506	4,947,587
Total		33,366,360
Gas Utilities 1.3%
National Fuel Gas Co.	106,062	6,075,231
New Jersey Resources Corp.	111,569	5,693,366
ONE Gas, Inc.	62,773	5,031,884
Southwest Gas Holdings, Inc.	71,540	4,507,735
Spire, Inc.	60,862	4,284,685
UGI Corp.	242,762	9,038,029
Total		34,630,930
Independent Power and Renewable Electricity Producers 0.2%
Ormat Technologies, Inc.	56,536	4,778,423
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.3%
Black Hills Corp.	75,453	4,633,569
NorthWestern Corp.	66,991	3,870,740
Total		8,504,309
Water Utilities 0.5%
Essential Utilities, Inc.	276,738	11,838,852
Total Utilities		93,118,874
Total Common Stocks (Cost $1,657,984,988)		2,549,245,536

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(c),(d)	12,755,939	12,750,837
Total Money Market Funds (Cost $12,750,829)		12,750,837
Total Investments in Securities (Cost: $1,670,735,817)		2,561,996,373
Other Assets & Liabilities, Net		21,162,731
Net Assets		2,583,159,104

At February 28, 2023, securities and/or cash totaling $1,705,345 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P Mid 400 Index E-mini	134	03/2023	USD	34,882,880	1,127,528	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	38,054,664	387,028,612	(412,331,751)	(688)	12,750,837	2,792	577,887	12,755,939
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
February 28, 2023
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	53,224,721	—	—	53,224,721
Consumer Discretionary	367,219,863	—	—	367,219,863
Consumer Staples	96,948,728	—	—	96,948,728
Energy	90,036,199	—	—	90,036,199
Financials	388,955,413	—	—	388,955,413
Health Care	235,357,182	—	—	235,357,182
Industrials	524,304,319	—	—	524,304,319
Information Technology	323,344,245	—	—	323,344,245
Materials	172,344,425	—	—	172,344,425
Real Estate	204,391,567	—	—	204,391,567
Utilities	93,118,874	—	—	93,118,874
Total Common Stocks	2,549,245,536	—	—	2,549,245,536
Money Market Funds	12,750,837	—	—	12,750,837
Total Investments in Securities	2,561,996,373	—	—	2,561,996,373
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Asset
Futures Contracts	1,127,528	—	—	1,127,528
Total	2,563,123,901	—	—	2,563,123,901
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2023	17

Statement of Assets and Liabilities
February 28, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,657,984,988)	$2,549,245,536
Affiliated issuers (cost $12,750,829)	12,750,837
Receivable for:
Investments sold	27,365,398
Capital shares sold	1,990,359
Dividends	2,055,498
Variation margin for futures contracts	1,541
Expense reimbursement due from Investment Manager	7,629
Prepaid expenses	21,536
Total assets	2,593,438,334
Liabilities
Payable for:
Investments purchased	7,168,257
Capital shares purchased	2,446,394
Variation margin for futures contracts	33,000
Management services fees	14,183
Distribution and/or service fees	4,483
Transfer agent fees	259,908
Compensation of board members	277,383
Compensation of chief compliance officer	482
Other expenses	75,140
Total liabilities	10,279,230
Net assets applicable to outstanding capital stock	$2,583,159,104
Represented by
Paid in capital	1,622,012,204
Total distributable earnings (loss)	961,146,900
Total - representing net assets applicable to outstanding capital stock	$2,583,159,104
Class A
Net assets	$653,592,024
Shares outstanding	45,738,222
Net asset value per share	$14.29
Institutional Class
Net assets	$1,017,847,322
Shares outstanding	71,736,941
Net asset value per share	$14.19
Institutional 2 Class
Net assets	$560,860,398
Shares outstanding	38,233,064
Net asset value per share	$14.67
Institutional 3 Class
Net assets	$350,859,360
Shares outstanding	25,452,102
Net asset value per share	$13.79
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Index Fund | Annual Report 2023

Statement of Operations
Year Ended February 28, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$40,580,230
Dividends — affiliated issuers	577,887
Total income	41,158,117
Expenses:
Management services fees	5,300,635
Distribution and/or service fees
Class A	1,671,067
Transfer agent fees
Class A	774,227
Institutional Class	1,397,248
Institutional 2 Class	334,923
Institutional 3 Class	15,680
Compensation of board members	40,508
Custodian fees	28,344
Printing and postage fees	92,637
Registration fees	90,732
Licensing fees and expenses	26,243
Audit fees	32,840
Legal fees	48,977
Interest on collateral	843
Interest on interfund lending	15,896
Compensation of chief compliance officer	472
Other	47,498
Total expenses	9,918,770
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,930,229)
Expense reduction	(100)
Total net expenses	6,988,441
Net investment income	34,169,676
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	200,097,460
Investments — affiliated issuers	2,792
Foreign currency translations	(47)
Futures contracts	(1,228,424)
Net realized gain	198,871,781
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(283,224,739)
Investments — affiliated issuers	(688)
Futures contracts	626,451
Net change in unrealized appreciation (depreciation)	(282,598,976)
Net realized and unrealized loss	(83,727,195)
Net decrease in net assets resulting from operations	$(49,557,519)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2023	19

Statement of Changes in Net Assets
	Year Ended February 28, 2023	Year Ended February 28, 2022
Operations
Net investment income	$34,169,676	$32,683,259
Net realized gain	198,871,781	522,548,847
Net change in unrealized appreciation (depreciation)	(282,598,976)	(281,873,024)
Net increase (decrease) in net assets resulting from operations	(49,557,519)	273,359,082
Distributions to shareholders
Net investment income and net realized gains
Class A	(67,845,982)	(135,070,252)
Institutional Class	(123,048,739)	(273,707,103)
Institutional 2 Class	(56,510,896)	(116,221,827)
Institutional 3 Class	(25,341,723)	(12,289,676)
Total distributions to shareholders	(272,747,340)	(537,288,858)
Decrease in net assets from capital stock activity	(102,254,234)	(180,940,391)
Total decrease in net assets	(424,559,093)	(444,870,167)
Net assets at beginning of year	3,007,718,197	3,452,588,364
Net assets at end of year	$2,583,159,104	$3,007,718,197

	Year Ended		Year Ended
	February 28, 2023		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	8,285,119	117,413,509	10,500,248	189,096,084
Distributions reinvested	3,863,153	51,087,516	5,983,974	104,160,218
Redemptions	(14,041,052)	(201,248,860)	(19,766,784)	(360,095,460)
Net decrease	(1,892,780)	(32,747,835)	(3,282,562)	(66,839,158)
Institutional Class
Subscriptions	11,245,870	159,522,185	10,884,215	193,765,369
Distributions reinvested	7,675,327	100,863,138	10,834,133	187,145,079
Redemptions	(42,900,601)	(612,521,876)	(19,167,274)	(347,443,155)
Net increase (decrease)	(23,979,404)	(352,136,553)	2,551,074	33,467,293
Institutional 2 Class
Subscriptions	9,264,683	134,981,788	11,582,940	213,043,448
Distributions reinvested	3,136,971	42,602,782	5,016,559	89,542,477
Redemptions	(12,595,051)	(185,330,621)	(24,818,436)	(462,546,284)
Net decrease	(193,397)	(7,746,051)	(8,218,937)	(159,960,359)
Institutional 3 Class
Subscriptions	23,241,193	322,049,907	1,857,561	32,795,913
Distributions reinvested	665,832	8,516,067	518,830	8,757,949
Redemptions	(2,931,562)	(40,189,769)	(1,652,664)	(29,162,029)
Net increase	20,975,463	290,376,205	723,727	12,391,833
Total net decrease	(5,090,118)	(102,254,234)	(8,226,698)	(180,940,391)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mid Cap Index Fund | Annual Report 2023

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Columbia Mid Cap Index Fund | Annual Report 2023	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2023	$16.13	0.16	(0.50)	(0.34)	(0.16)	(1.34)	(1.50)
Year Ended 2/28/2022	$17.72	0.14(f)	1.30	1.44	(0.13)	(2.90)	(3.03)
Year Ended 2/28/2021	$14.07	0.14	5.02	5.16	(0.16)	(1.35)	(1.51)
Year Ended 2/29/2020	$15.47	0.18	(0.71)	(0.53)	(0.19)	(0.68)	(0.87)
Year Ended 2/28/2019	$16.25	0.18	0.36	0.54	(0.17)	(1.15)	(1.32)
Institutional Class
Year Ended 2/28/2023	$16.03	0.19	(0.49)	(0.30)	(0.20)	(1.34)	(1.54)
Year Ended 2/28/2022	$17.63	0.19(f)	1.29	1.48	(0.18)	(2.90)	(3.08)
Year Ended 2/28/2021	$14.00	0.18	4.99	5.17	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.39	0.22	(0.70)	(0.48)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$16.18	0.22	0.35	0.57	(0.21)	(1.15)	(1.36)
Institutional 2 Class
Year Ended 2/28/2023	$16.52	0.20	(0.51)	(0.31)	(0.20)	(1.34)	(1.54)
Year Ended 2/28/2022	$18.08	0.19(f)	1.33	1.52	(0.18)	(2.90)	(3.08)
Year Ended 2/28/2021	$14.32	0.18	5.12	5.30	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.73	0.22	(0.72)	(0.50)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$16.50	0.22	0.37	0.59	(0.21)	(1.15)	(1.36)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mid Cap Index Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2023	$14.29	(1.05%)	0.58%(c),(d)	0.45%(c),(d),(e)	1.10%	12%	$653,592
Year Ended 2/28/2022	$16.13	7.48%	0.58%(c),(d)	0.45%(c),(d),(e)	0.78%	16%	$768,487
Year Ended 2/28/2021	$17.72	39.13%	0.58%(d)	0.45%(d),(e)	1.01%	14%	$902,341
Year Ended 2/29/2020	$14.07	(3.88%)	0.58%(d)	0.45%(d),(e)	1.16%	14%	$986,055
Year Ended 2/28/2019	$15.47	3.66%	0.58%	0.45%(e)	1.08%	17%	$1,351,153
Institutional Class
Year Ended 2/28/2023	$14.19	(0.80%)	0.33%(c),(d)	0.20%(c),(d),(e)	1.35%	12%	$1,017,847
Year Ended 2/28/2022	$16.03	7.72%	0.33%(c),(d)	0.20%(c),(d),(e)	1.03%	16%	$1,534,550
Year Ended 2/28/2021	$17.63	39.49%	0.34%(d)	0.20%(d),(e)	1.25%	14%	$1,642,259
Year Ended 2/29/2020	$14.00	(3.59%)	0.33%(d)	0.20%(d),(e)	1.40%	14%	$1,579,863
Year Ended 2/28/2019	$15.39	3.89%	0.33%	0.20%(e)	1.33%	17%	$1,979,350
Institutional 2 Class
Year Ended 2/28/2023	$14.67	(0.84%)	0.28%(c),(d)	0.20%(c),(d)	1.35%	12%	$560,860
Year Ended 2/28/2022	$16.52	7.75%	0.27%(c),(d)	0.20%(c),(d)	1.03%	16%	$634,732
Year Ended 2/28/2021	$18.08	39.52%	0.28%(d)	0.20%(d)	1.24%	14%	$843,249
Year Ended 2/29/2020	$14.32	(3.65%)	0.28%(d)	0.20%(d)	1.40%	14%	$663,451
Year Ended 2/28/2019	$15.73	3.94%	0.27%	0.20%	1.33%	17%	$798,386
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2023	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2023	$15.63	0.18	(0.48)	(0.30)	(0.20)	(1.34)	(1.54)
Year Ended 2/28/2022	$17.25	0.18(f)	1.28	1.46	(0.18)	(2.90)	(3.08)
Year Ended 2/28/2021	$13.73	0.17	4.89	5.06	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.11	0.21	(0.68)	(0.47)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$15.91	0.22	0.34	0.56	(0.21)	(1.15)	(1.36)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Institutional Class	Institutional 2 Class	Institutional 3 Class
02/28/2022	$0.01	$0.01	$0.01	$0.01
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Mid Cap Index Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2023	$13.79	(0.82%)	0.23%(c),(d)	0.20%(c),(d)	1.36%	12%	$350,859
Year Ended 2/28/2022	$15.63	7.78%	0.22%(c),(d)	0.20%(c),(d)	1.04%	16%	$69,950
Year Ended 2/28/2021	$17.25	39.46%	0.23%(d)	0.20%(d)	1.23%	14%	$64,740
Year Ended 2/29/2020	$13.73	(3.59%)	0.23%(d)	0.20%(d)	1.41%	14%	$37,706
Year Ended 2/28/2019	$15.11	3.89%	0.23%	0.20%	1.38%	17%	$25,066
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2023	25

Notes to Financial Statements
February 28, 2023
Note 1. Organization
Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Notes to Financial Statements  (continued)
February 28, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Columbia Mid Cap Index Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
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Notes to Financial Statements  (continued)
February 28, 2023
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,127,528*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(1,228,424)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	626,451
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	27,554,038

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2023.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Mid Cap Index Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
February 28, 2023
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that
30	Columbia Mid Cap Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Mid Cap Index Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
February 28, 2023
For the year ended February 28, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $100.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2023
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
32	Columbia Mid Cap Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(976,946)	(14,808,054)	15,785,000
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2023			Year Ended February 28, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
35,877,721	236,869,619	272,747,340	87,782,065	449,506,793	537,288,858
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,314,835	73,281,987	—	883,825,297
At February 28, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,679,298,604	1,042,747,247	(158,921,950)	883,825,297
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $322,191,901 and $654,668,956, respectively, for the year ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Mid Cap Index Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
February 28, 2023
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	43,800,000	4.36	3
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2023.
34	Columbia Mid Cap Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Note 9. Significant risks
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At February 28, 2023, one unaffiliated shareholder of record owned 24.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 16.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Mid Cap Index Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
February 28, 2023
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
36	Columbia Mid Cap Index Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Mid Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Mid Cap Index Fund | Annual Report 2023	37

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
90.91%	88.48%	9.09%	$208,254,407
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
38	Columbia Mid Cap Index Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Columbia Mid Cap Index Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Former Trustee, MA Taxpayers Foundation,1997-2022; former Governing Board Member (Chairperson of Innovation Index Advisory Committee), MA Technology Collaborative, 1997-2020; former Director, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
40	Columbia Mid Cap Index Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Mid Cap Index Fund | Annual Report 2023	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
42	Columbia Mid Cap Index Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Columbia Mid Cap Index Fund | Annual Report 2023	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
44	Columbia Mid Cap Index Fund | Annual Report 2023

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Columbia Mid Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN196_02_N01_(04/23)

Annual Report
February 28, 2023
Columbia Select Mid Cap Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Mid Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Mid Cap Value Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/20/01	-1.90	9.29	9.99
	Including sales charges		-7.57	8.01	9.34
Advisor Class		11/08/12	-1.57	9.57	10.27
Class C	Excluding sales charges	11/20/01	-2.56	8.51	9.18
	Including sales charges		-3.47	8.51	9.18
Institutional Class		11/20/01	-1.56	9.58	10.27
Institutional 2 Class		11/08/12	-1.47	9.71	10.41
Institutional 3 Class		07/15/09	-1.50	9.74	10.45
Class R		01/23/06	-2.09	9.03	9.73
Russell Midcap Value Index			-3.42	7.27	9.62
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Mid Cap Value Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2013 — February 28, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2023)
Common Stocks	98.0
Money Market Funds	2.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	6.1
Consumer Discretionary	10.9
Consumer Staples	3.1
Energy	5.1
Financials	17.5
Health Care	8.4
Industrials	15.1
Information Technology	9.2
Materials	7.6
Real Estate	9.1
Utilities	7.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Mid Cap Value Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 28, 2023, Class A shares of Columbia Select Mid Cap Value Fund returned -1.90% excluding sales charges. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned -3.42% for the same period.
Market overview
U.S. equites delivered mixed results during the 12-month period ending February 28, 2023, with most major benchmarks posting negative returns despite strong results in certain industry groups.  For example, the broad-market S&P 500 Index finished down 7.69%. In contrast, the energy sector within the S&P 500 Index was up more than 24%, and biotechnology stocks within the S&P 500 Index were up nearly 14%. Mid-cap stocks, as represented by the Russell Midcap Index, saw similar divergence. The Russell Midcap Index lost almost 5% for the 12-month period while its energy sub-group gained almost 18%.
A key factor influencing sentiment was Russia’s invasion of Ukraine immediately before the start of the period.  Although initial risk-off sentiment briefly reversed, equity markets began a choppy but steady downward trajectory that would last throughout the period. Along the way, drawdowns rivaled those last seen in the Global Financial Crisis of 2008 and the dot-com meltdown in 2002.
These results were driven largely by investor sentiment that wavered between worry and hope around the course of inflation and corresponding action by the U.S. Federal Reserve (Fed), which ended up hiking interest rates eight times by a combined 4.50 percentage points over the course of the period. Some upside was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee announced an anticipated 75-basis point rate hike at the end of July.  (A basis point is 1/100 of a percent.) What many seemingly heard were hints that interest rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75-basis point hike in September, along with a forecast showing no expectations for rate cuts until 2024.
A similar about-face was repeated near year-end as sentiment abruptly turned positive to start the fourth quarter but stalled in mid-December when the Fed raised rates by 50 basis points.  Although the hike was widely anticipated and marked a step down from the previous 75-basis point increases, it disappointed investors who had hoped for softening language about future increases. Slowing global growth and China’s zero-COVID lockdown policy compounded rate worries, as did an increasing realization that earnings estimates had been implausibly optimistic. Sentiment continued to see-saw though period-end. U.S. equities finished January 2023 on a decidedly positive note, due primarily to expectations that the Fed may be compelled to pause its rate hikes following positive employment, consumer confidence and Purchasing Managers’ Index (PMI) reports. But stocks gave back some of those gains in February, as worries over the so-called “higher-for-longer” rate regime overwhelmed any expectations of a slowdown in Fed rate hikes. Mixed earnings reports, stretched valuations and geopolitical uncertainties added to the downbeat sentiment and cast further doubt on expectations for “soft/no landing” scenarios advocated by more bullish market forecasters.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark during the period was driven by strong stock selection, particularly within the consumer discretionary, real estate, information technology, materials and energy sectors. An underweight to real estate also helped relative results.
•	Refiner Marathon Petroleum Corp. was the portfolio’s top performer, benefitting from a rise in energy prices and a corresponding increase in earnings during the period. A spike in share buybacks, funded in part by the sale of the company’s Speedway gas station chain, also helped boost investor sentiment.
•	Specialty materials maker ATI, Inc. rose on positive expectations for growth in key markets, particularly its projected ability to provide titanium for customers in the aerospace, medical and energy industries.
•	Life and health reinsurer Reinsurance Group of America, Inc. pleased investors with strong earnings growth and increases in premiums and new business amid the rising rate environment.
Columbia Select Mid Cap Value Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Heating and cooling system provider Trane Technologies PLC also delivered strong results during the period as it saw impressive growth in its residential HVAC business and momentum in its commercial business despite headwinds from the lockdowns in China and weather disruptions.
The Fund’s notable detractors during the period
•	Stock selection within the financials, consumer staples and health care sectors weighed on the Fund’s performance versus its benchmark during the period, as did an overweight to the communications services sector.
•	Notable individual detractors included Lincoln National Corp. and SVB Financial Group within financials and Syneos Health, Inc. within health care.
•	Shares in insurance company Lincoln National dropped after it reported quarterly earnings. Results were influenced by a larger-than-expected charge related to an actuarial review that revealed higher persistency in certain life insurance policies.
•	Shares in SVB Financial, a firm that primarily provides banking services for the technology and life science industries in California, dropped following its quarterly earnings report. The company lowered its forward guidance and has been impacted by lower capital markets activity within the technology and healthcare sectors in light of higher interest rates and an uncertain macro environment.
•	Contract research organization Syneos Health, which provides clinical trial support to the pharmaceutical and biotechnology industries, dropped following below-expectation results and a decline in clinical bookings owing to the challenging macroeconomic environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Mid Cap Value Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,061.10	1,019.24	5.72	5.61	1.12
Advisor Class	1,000.00	1,000.00	1,062.70	1,020.48	4.45	4.36	0.87
Class C	1,000.00	1,000.00	1,058.60	1,015.52	9.54	9.35	1.87
Institutional Class	1,000.00	1,000.00	1,063.00	1,020.48	4.45	4.36	0.87
Institutional 2 Class	1,000.00	1,000.00	1,064.00	1,020.98	3.94	3.86	0.77
Institutional 3 Class	1,000.00	1,000.00	1,063.20	1,021.17	3.73	3.66	0.73
Class R	1,000.00	1,000.00	1,061.00	1,018.00	7.00	6.85	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Mid Cap Value Fund | Annual Report 2023	7

Portfolio of Investments
February 28, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 5.9%
Entertainment 3.9%
Live Nation Entertainment, Inc.(a)	599,082	43,169,849
Take-Two Interactive Software, Inc.(a)	556,002	60,910,019
Total		104,079,868
Media 2.0%
Nexstar Media Group, Inc., Class A	281,527	52,335,869
Total Communication Services		156,415,737
Consumer Discretionary 10.7%
Hotels, Restaurants & Leisure 2.5%
Hyatt Hotels Corp., Class A(a)	556,205	64,653,269
Household Durables 1.6%
D.R. Horton, Inc.	468,310	43,309,309
Multiline Retail 1.4%
Dollar Tree, Inc.(a)	253,719	36,860,296
Specialty Retail 3.7%
Burlington Stores, Inc.(a)	188,941	40,480,609
O’Reilly Automotive, Inc.(a)	69,159	57,408,886
Total		97,889,495
Textiles, Apparel & Luxury Goods 1.5%
Capri Holdings Ltd.(a)	804,076	39,858,048
Total Consumer Discretionary		282,570,417
Consumer Staples 3.0%
Food & Staples Retailing 1.7%
U.S. Foods Holding Corp.(a)	1,182,188	44,367,516
Food Products 1.3%
Tyson Foods, Inc., Class A	589,541	34,924,409
Total Consumer Staples		79,291,925
Energy 5.0%
Oil, Gas & Consumable Fuels 5.0%
Devon Energy Corp.	1,035,569	55,837,881
Marathon Petroleum Corp.	621,255	76,787,118
Total		132,624,999
Total Energy		132,624,999
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 17.1%
Banks 6.7%
Popular, Inc.	802,942	57,330,059
Regions Financial Corp.	2,995,302	69,850,443
SVB Financial Group(a)	168,738	48,615,105
Total		175,795,607
Consumer Finance 2.5%
Discover Financial Services	577,491	64,678,992
Diversified Financial Services 2.4%
Voya Financial, Inc.	864,299	64,381,632
Insurance 5.5%
Hanover Insurance Group, Inc. (The)	407,725	56,869,483
Lincoln National Corp.	997,941	31,654,689
Reinsurance Group of America, Inc.	395,869	57,191,194
Total		145,715,366
Total Financials		450,571,597
Health Care 8.2%
Health Care Equipment & Supplies 2.2%
Zimmer Biomet Holdings, Inc.	472,071	58,475,435
Health Care Providers & Services 3.5%
Centene Corp.(a)	650,509	44,494,815
Quest Diagnostics, Inc.	339,175	46,928,253
Total		91,423,068
Life Sciences Tools & Services 2.5%
Agilent Technologies, Inc.	269,595	38,274,402
Syneos Health, Inc.(a)	688,536	27,692,918
Total		65,967,320
Total Health Care		215,865,823
Industrials 14.8%
Airlines 2.0%
Southwest Airlines Co.	1,543,256	51,822,536
Building Products 2.9%
Trane Technologies PLC	408,362	75,534,719
Electrical Equipment 2.8%
AMETEK, Inc.	531,178	75,193,558
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Mid Cap Value Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 5.0%
Ingersoll Rand, Inc.	1,098,570	63,793,960
ITT, Inc.	751,111	68,268,479
Total		132,062,439
Professional Services 2.1%
CACI International, Inc., Class A(a)	186,986	54,786,898
Total Industrials		389,400,150
Information Technology 9.0%
Communications Equipment 2.3%
Motorola Solutions, Inc.	227,711	59,844,728
Electronic Equipment, Instruments & Components 2.2%
Corning, Inc.	1,698,311	57,657,658
Semiconductors & Semiconductor Equipment 4.5%
Marvell Technology, Inc.	797,418	36,003,423
ON Semiconductor Corp.(a)	557,536	43,158,862
Teradyne, Inc.	403,861	40,846,501
Total		120,008,786
Total Information Technology		237,511,172
Materials 7.5%
Chemicals 3.7%
Chemours Co. LLC (The)	1,190,504	40,691,427
FMC Corp.	435,686	56,268,847
Total		96,960,274
Metals & Mining 3.8%
ATI, Inc.(a)	1,194,887	48,572,156
Freeport-McMoRan, Inc.	1,242,069	50,887,567
Total		99,459,723
Total Materials		196,419,997
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 9.0%
Equity Real Estate Investment Trusts (REITS) 9.0%
First Industrial Realty Trust, Inc.	1,183,379	62,423,242
Gaming and Leisure Properties, Inc.	1,062,064	57,224,008
Lamar Advertising Co., Class A	532,235	55,650,492
Welltower, Inc.	820,291	60,799,969
Total		236,097,711
Total Real Estate		236,097,711
Utilities 7.8%
Electric Utilities 2.5%
Entergy Corp.	639,874	65,823,838
Independent Power and Renewable Electricity Producers 2.4%
AES Corp. (The)	2,564,216	63,284,851
Multi-Utilities 2.9%
Ameren Corp.	904,560	74,816,158
Total Utilities		203,924,847
Total Common Stocks (Cost $1,807,567,864)		2,580,694,375

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(b),(c)	51,912,469	51,891,704
Total Money Market Funds (Cost $51,889,198)		51,891,704
Total Investments in Securities (Cost: $1,859,457,062)		2,632,586,079
Other Assets & Liabilities, Net		1,069,510
Net Assets		2,633,655,589

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	89,652,798	436,307,832	(474,075,216)	6,290	51,891,704	(14,220)	1,202,885	51,912,469
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	156,415,737	—	—	156,415,737
Consumer Discretionary	282,570,417	—	—	282,570,417
Consumer Staples	79,291,925	—	—	79,291,925
Energy	132,624,999	—	—	132,624,999
Financials	450,571,597	—	—	450,571,597
Health Care	215,865,823	—	—	215,865,823
Industrials	389,400,150	—	—	389,400,150
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Mid Cap Value Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	237,511,172	—	—	237,511,172
Materials	196,419,997	—	—	196,419,997
Real Estate	236,097,711	—	—	236,097,711
Utilities	203,924,847	—	—	203,924,847
Total Common Stocks	2,580,694,375	—	—	2,580,694,375
Money Market Funds	51,891,704	—	—	51,891,704
Total Investments in Securities	2,632,586,079	—	—	2,632,586,079
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2023	11

Statement of Assets and Liabilities
February 28, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,807,567,864)	$2,580,694,375
Affiliated issuers (cost $51,889,198)	51,891,704
Receivable for:
Investments sold	18,344,854
Capital shares sold	2,983,515
Dividends	3,453,830
Expense reimbursement due from Investment Manager	1,664
Prepaid expenses	17,237
Total assets	2,657,387,179
Liabilities
Due to custodian	7,111
Payable for:
Investments purchased	21,033,746
Capital shares purchased	1,818,797
Management services fees	52,571
Distribution and/or service fees	7,764
Transfer agent fees	334,263
Compensation of board members	388,173
Compensation of chief compliance officer	495
Other expenses	88,670
Total liabilities	23,731,590
Net assets applicable to outstanding capital stock	$2,633,655,589
Represented by
Paid in capital	1,890,456,326
Total distributable earnings (loss)	743,199,263
Total - representing net assets applicable to outstanding capital stock	$2,633,655,589
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Mid Cap Value Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
February 28, 2023
Class A
Net assets	$1,038,459,341
Shares outstanding	83,244,317
Net asset value per share	$12.47
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.23
Advisor Class
Net assets	$162,423,171
Shares outstanding	12,398,029
Net asset value per share	$13.10
Class C
Net assets	$10,280,760
Shares outstanding	945,309
Net asset value per share	$10.88
Institutional Class
Net assets	$861,738,983
Shares outstanding	68,792,051
Net asset value per share	$12.53
Institutional 2 Class
Net assets	$123,621,299
Shares outstanding	9,431,844
Net asset value per share	$13.11
Institutional 3 Class
Net assets	$411,996,136
Shares outstanding	33,053,405
Net asset value per share	$12.46
Class R
Net assets	$25,135,899
Shares outstanding	2,027,643
Net asset value per share	$12.40
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2023	13

Statement of Operations
Year Ended February 28, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$45,833,988
Dividends — affiliated issuers	1,202,885
Interfund lending	1,621
Foreign taxes withheld	(163,447)
Total income	46,875,047
Expenses:
Management services fees	19,004,174
Distribution and/or service fees
Class A	2,597,409
Class C	109,865
Class R	124,234
Transfer agent fees
Class A	1,490,468
Advisor Class	227,737
Class C	15,755
Institutional Class	1,198,115
Institutional 2 Class	70,722
Institutional 3 Class	29,720
Class R	35,635
Compensation of board members	32,514
Custodian fees	18,283
Printing and postage fees	185,013
Registration fees	165,909
Audit fees	34,090
Legal fees	48,825
Compensation of chief compliance officer	487
Other	46,854
Total expenses	25,435,809
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(468,347)
Fees waived by transfer agent
Institutional 2 Class	(21,790)
Institutional 3 Class	(29,720)
Expense reduction	(3,172)
Total net expenses	24,912,780
Net investment income	21,962,267
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	27,198,487
Investments — affiliated issuers	(14,220)
Net realized gain	27,184,267
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(99,249,088)
Investments — affiliated issuers	6,290
Net change in unrealized appreciation (depreciation)	(99,242,798)
Net realized and unrealized loss	(72,058,531)
Net decrease in net assets resulting from operations	$(50,096,264)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Mid Cap Value Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended February 28, 2023	Year Ended February 28, 2022
Operations
Net investment income	$21,962,267	$13,442,762
Net realized gain	27,184,267	277,010,533
Net change in unrealized appreciation (depreciation)	(99,242,798)	141,071,634
Net increase (decrease) in net assets resulting from operations	(50,096,264)	431,524,929
Distributions to shareholders
Net investment income and net realized gains
Class A	(60,644,824)	(95,776,131)
Advisor Class	(9,187,934)	(13,763,048)
Class C	(654,947)	(1,171,441)
Institutional Class	(50,742,128)	(73,036,294)
Institutional 2 Class	(7,145,935)	(10,768,053)
Institutional 3 Class	(26,912,614)	(36,507,016)
Class R	(1,401,414)	(2,487,239)
Total distributions to shareholders	(156,689,796)	(233,509,222)
Increase in net assets from capital stock activity	53,571,293	216,032,102
Total increase (decrease) in net assets	(153,214,767)	414,047,809
Net assets at beginning of year	2,786,870,356	2,372,822,547
Net assets at end of year	$2,633,655,589	$2,786,870,356
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2023	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2023		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,195,053	63,981,995	5,909,633	80,584,016
Fund reorganization	—	—	2,451,935	32,338,454
Distributions reinvested	5,066,164	57,802,157	6,609,810	90,795,130
Redemptions	(11,381,047)	(140,318,782)	(10,825,461)	(147,526,000)
Net increase (decrease)	(1,119,830)	(18,534,630)	4,145,917	56,191,600
Advisor Class
Subscriptions	2,511,811	32,769,189	3,163,318	44,985,786
Fund reorganization	—	—	185,751	2,564,607
Distributions reinvested	759,516	9,107,393	949,858	13,638,294
Redemptions	(3,446,767)	(44,649,389)	(3,445,998)	(49,245,622)
Net increase (decrease)	(175,440)	(2,772,807)	852,929	11,943,065
Class C
Subscriptions	287,026	3,087,194	308,952	3,755,602
Distributions reinvested	64,501	640,001	94,008	1,141,080
Redemptions	(482,862)	(5,200,739)	(451,667)	(5,490,415)
Net decrease	(131,335)	(1,473,544)	(48,707)	(593,733)
Institutional Class
Subscriptions	13,997,455	175,503,476	12,670,719	172,324,656
Distributions reinvested	4,118,258	47,283,817	4,943,198	68,113,102
Redemptions	(12,714,329)	(156,968,673)	(10,255,528)	(140,960,727)
Net increase	5,401,384	65,818,620	7,358,389	99,477,031
Institutional 2 Class
Subscriptions	3,134,878	40,388,087	3,076,208	43,814,292
Distributions reinvested	555,119	6,668,661	676,436	9,713,445
Redemptions	(3,450,263)	(44,231,124)	(2,482,935)	(35,578,309)
Net increase	239,734	2,825,624	1,269,709	17,949,428
Institutional 3 Class
Subscriptions	15,401,716	188,114,561	11,762,304	161,202,450
Fund reorganization	—	—	83,061	1,094,384
Distributions reinvested	2,055,574	23,449,554	2,306,416	31,617,245
Redemptions	(16,484,200)	(203,313,531)	(11,648,122)	(159,945,955)
Net increase	973,090	8,250,584	2,503,659	33,968,124
Class R
Subscriptions	432,826	5,317,165	672,334	9,048,538
Distributions reinvested	123,743	1,400,851	181,931	2,485,764
Redemptions	(593,934)	(7,260,570)	(1,062,609)	(14,437,715)
Net decrease	(37,365)	(542,554)	(208,344)	(2,903,413)
Total net increase	5,150,238	53,571,293	15,873,552	216,032,102
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Mid Cap Value Fund | Annual Report 2023

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Columbia Select Mid Cap Value Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2023	$13.54	0.08	(0.42)	(0.34)	(0.07)	(0.66)	(0.73)
Year Ended 2/28/2022	$12.50	0.05	2.22	2.27	(0.04)	(1.19)	(1.23)
Year Ended 2/28/2021	$9.76	0.05	3.04	3.09	(0.07)	(0.28)	(0.35)
Year Ended 2/29/2020	$10.34	0.10	(0.32)	(0.22)	(0.10)	(0.26)	(0.36)
Year Ended 2/28/2019	$13.27	0.07	0.18	0.25	(0.07)	(3.11)	(3.18)
Advisor Class
Year Ended 2/28/2023	$14.17	0.12	(0.43)	(0.31)	(0.10)	(0.66)	(0.76)
Year Ended 2/28/2022	$13.04	0.09	2.30	2.39	(0.07)	(1.19)	(1.26)
Year Ended 2/28/2021	$10.17	0.07	3.17	3.24	(0.09)	(0.28)	(0.37)
Year Ended 2/29/2020	$10.75	0.13	(0.33)	(0.20)	(0.12)	(0.26)	(0.38)
Year Ended 2/28/2019	$13.67	0.10	0.19	0.29	(0.10)	(3.11)	(3.21)
Class C
Year Ended 2/28/2023	$11.92	(0.01)	(0.37)	(0.38)	—	(0.66)	(0.66)
Year Ended 2/28/2022	$11.18	(0.05)	1.98	1.93	—	(1.19)	(1.19)
Year Ended 2/28/2021	$8.76	(0.01)	2.72	2.71	(0.01)	(0.28)	(0.29)
Year Ended 2/29/2020	$9.30	0.02	(0.28)	(0.26)	(0.02)	(0.26)	(0.28)
Year Ended 2/28/2019	$12.29	(0.02)	0.14	0.12	—	(3.11)	(3.11)
Institutional Class
Year Ended 2/28/2023	$13.59	0.11	(0.41)	(0.30)	(0.10)	(0.66)	(0.76)
Year Ended 2/28/2022	$12.55	0.08	2.22	2.30	(0.07)	(1.19)	(1.26)
Year Ended 2/28/2021	$9.80	0.09	3.03	3.12	(0.09)	(0.28)	(0.37)
Year Ended 2/29/2020	$10.38	0.13	(0.33)	(0.20)	(0.12)	(0.26)	(0.38)
Year Ended 2/28/2019	$13.31	0.10	0.18	0.28	(0.10)	(3.11)	(3.21)
Institutional 2 Class
Year Ended 2/28/2023	$14.18	0.13	(0.42)	(0.29)	(0.12)	(0.66)	(0.78)
Year Ended 2/28/2022	$13.05	0.10	2.31	2.41	(0.09)	(1.19)	(1.28)
Year Ended 2/28/2021	$10.17	0.10	3.17	3.27	(0.11)	(0.28)	(0.39)
Year Ended 2/29/2020	$10.76	0.14	(0.33)	(0.19)	(0.14)	(0.26)	(0.40)
Year Ended 2/28/2019	$13.67	0.11	0.20	0.31	(0.11)	(3.11)	(3.22)
Institutional 3 Class
Year Ended 2/28/2023	$13.53	0.13	(0.42)	(0.29)	(0.12)	(0.66)	(0.78)
Year Ended 2/28/2022	$12.50	0.10	2.21	2.31	(0.09)	(1.19)	(1.28)
Year Ended 2/28/2021	$9.76	0.09	3.04	3.13	(0.11)	(0.28)	(0.39)
Year Ended 2/29/2020	$10.34	0.14	(0.32)	(0.18)	(0.14)	(0.26)	(0.40)
Year Ended 2/28/2019	$13.27	0.12	0.18	0.30	(0.12)	(3.11)	(3.23)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Mid Cap Value Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2023	$12.47	(1.90%)	1.14%	1.12%(c)	0.67%	30%	$1,038,459
Year Ended 2/28/2022	$13.54	18.15%	1.13%	1.13%(c)	0.35%	37%	$1,142,075
Year Ended 2/28/2021	$12.50	33.20%	1.18%	1.15%(c)	0.54%	44%	$1,003,004
Year Ended 2/29/2020	$9.76	(2.47%)	1.21%	1.16%(c)	0.91%	28%	$479,921
Year Ended 2/28/2019	$10.34	3.57%	1.20%	1.17%(c)	0.57%	79%	$575,861
Advisor Class
Year Ended 2/28/2023	$13.10	(1.57%)	0.89%	0.87%(c)	0.92%	30%	$162,423
Year Ended 2/28/2022	$14.17	18.36%	0.89%	0.88%(c)	0.60%	37%	$178,228
Year Ended 2/28/2021	$13.04	33.49%	0.93%	0.90%(c)	0.66%	44%	$152,860
Year Ended 2/29/2020	$10.17	(2.14%)	0.96%	0.91%(c)	1.16%	28%	$20,433
Year Ended 2/28/2019	$10.75	3.79%	0.95%	0.92%(c)	0.78%	79%	$21,857
Class C
Year Ended 2/28/2023	$10.88	(2.56%)	1.89%	1.87%(c)	(0.07%)	30%	$10,281
Year Ended 2/28/2022	$11.92	17.19%	1.88%	1.88%(c)	(0.39%)	37%	$12,830
Year Ended 2/28/2021	$11.18	32.30%	1.94%	1.90%(c)	(0.12%)	44%	$12,577
Year Ended 2/29/2020	$8.76	(3.11%)	1.96%	1.92%(c)	0.17%	28%	$12,726
Year Ended 2/28/2019	$9.30	2.78%	1.95%	1.92%(c)	(0.20%)	79%	$20,763
Institutional Class
Year Ended 2/28/2023	$12.53	(1.56%)	0.89%	0.87%(c)	0.92%	30%	$861,739
Year Ended 2/28/2022	$13.59	18.36%	0.89%	0.88%(c)	0.60%	37%	$861,576
Year Ended 2/28/2021	$12.55	33.52%	0.94%	0.90%(c)	0.91%	44%	$703,152
Year Ended 2/29/2020	$9.80	(2.22%)	0.96%	0.91%(c)	1.16%	28%	$605,614
Year Ended 2/28/2019	$10.38	3.84%	0.95%	0.92%(c)	0.82%	79%	$694,941
Institutional 2 Class
Year Ended 2/28/2023	$13.11	(1.47%)	0.81%	0.77%	1.02%	30%	$123,621
Year Ended 2/28/2022	$14.18	18.47%	0.80%	0.78%	0.70%	37%	$130,351
Year Ended 2/28/2021	$13.05	33.75%	0.84%	0.79%	0.96%	44%	$103,360
Year Ended 2/29/2020	$10.17	(2.12%)	0.85%	0.80%	1.27%	28%	$62,808
Year Ended 2/28/2019	$10.76	3.99%	0.83%	0.80%	0.89%	79%	$70,379
Institutional 3 Class
Year Ended 2/28/2023	$12.46	(1.50%)	0.75%	0.73%	1.05%	30%	$411,996
Year Ended 2/28/2022	$13.53	18.53%	0.75%	0.74%	0.73%	37%	$434,024
Year Ended 2/28/2021	$12.50	33.80%	0.79%	0.75%	0.94%	44%	$369,599
Year Ended 2/29/2020	$9.76	(2.07%)	0.80%	0.75%	1.32%	28%	$140,100
Year Ended 2/28/2019	$10.34	4.02%	0.78%	0.76%	0.97%	79%	$153,442
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/28/2023	$13.46	0.05	(0.41)	(0.36)	(0.04)	(0.66)	(0.70)
Year Ended 2/28/2022	$12.44	0.01	2.21	2.22	(0.01)	(1.19)	(1.20)
Year Ended 2/28/2021	$9.71	0.04	3.02	3.06	(0.05)	(0.28)	(0.33)
Year Ended 2/29/2020	$10.29	0.07	(0.32)	(0.25)	(0.07)	(0.26)	(0.33)
Year Ended 2/28/2019	$13.22	0.04	0.18	0.22	(0.04)	(3.11)	(3.15)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select Mid Cap Value Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/28/2023	$12.40	(2.09%)	1.39%	1.37%(c)	0.42%	30%	$25,136
Year Ended 2/28/2022	$13.46	17.79%	1.38%	1.38%(c)	0.10%	37%	$27,787
Year Ended 2/28/2021	$12.44	32.90%	1.44%	1.40%(c)	0.39%	44%	$28,271
Year Ended 2/29/2020	$9.71	(2.72%)	1.46%	1.41%(c)	0.66%	28%	$23,646
Year Ended 2/28/2019	$10.29	3.34%	1.45%	1.42%(c)	0.32%	79%	$31,097
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2023	21

Notes to Financial Statements
February 28, 2023
Note 1. Organization
Columbia Select Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Select Mid Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Mid Cap Value Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2023 was 0.73% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
24	Columbia Select Mid Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through June 30, 2023, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended February 28, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.04
Institutional 3 Class	0.00
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $3,172.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Select Mid Cap Value Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	295,980
Class C	—	1.00(b)	724

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2024
Class A	1.13%
Advisor Class	0.88
Class C	1.88
Institutional Class	0.88
Institutional 2 Class	0.78
Institutional 3 Class	0.73
Class R	1.38
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective through June 30, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
26	Columbia Select Mid Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(99,210)	99,211	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2023			Year Ended February 28, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
26,336,751	130,353,045	156,689,796	74,416,479	159,092,743	233,509,222
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,503,773	10,799,113	—	729,282,369
At February 28, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,903,303,710	780,732,951	(51,450,582)	729,282,369
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $761,318,808 and $801,338,966, respectively, for the year ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Select Mid Cap Value Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,710,000	1.38	10
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2023.
28	Columbia Select Mid Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Note 9. Fund reorganization
At the close of business on January 21, 2022, the Fund acquired the assets and assumed the identified liabilities of BMO Mid-Cap Value Fund (the Acquired Fund), a series of BMO Funds Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on January 7, 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $2,652,133,395 and the combined net assets immediately after the reorganization were $2,688,130,840.
The reorganization was accomplished by a tax-free exchange of 3,697,791 shares of the Acquired Fund valued at $35,997,445 (including $239,818 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	2,451,935
Advisor Class	185,751
Institutional 3 Class	83,061
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2021, the Fund’s pro-forma results of operations for the year ended February 28, 2022 would have been approximately:
($)
Net investment income	13,725,000
Net realized gain	296,199,000
Net change in unrealized appreciation/(depreciation)	129,758,000
Net increase in net assets from operations	439,682,000
Note 10. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Columbia Select Mid Cap Value Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
February 28, 2023
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 28, 2023, affiliated shareholders of record owned 20.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
On March 10, 2023, U.S. regulators shut down Silicon Valley Bank after its depositors rushed to withdraw their funds. On March 12, 2023, New York-based Signature Bank failed and was closed by New York State regulators. These bank closures and other related events could have a negative impact on Fund performance and the value of an investment in the Fund. Since these bank closures, the value of these securities have experienced significant declines. On February 28, 2023, securities issued by these banks or their parent companies represented 1.8% of the Fund’s net assets.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
30	Columbia Select Mid Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Select Mid Cap Value Fund | Annual Report 2023	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Mid Cap Value Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Select Mid Cap Value Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
88.22%	86.86%	11.78%	$55,085,191
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Columbia Select Mid Cap Value Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
34	Columbia Select Mid Cap Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Former Trustee, MA Taxpayers Foundation,1997-2022; former Governing Board Member (Chairperson of Innovation Index Advisory Committee), MA Technology Collaborative, 1997-2020; former Director, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Columbia Select Mid Cap Value Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
36	Columbia Select Mid Cap Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Select Mid Cap Value Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
38	Columbia Select Mid Cap Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Select Mid Cap Value Fund | Annual Report 2023	39

Columbia Select Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN197_02_N01_(04/23)

Annual Report
February 28, 2023
Columbia Small Cap Index Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Index Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) SmallCap 600® Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
	Inception	1 Year	5 Years	10 Years
Class A	10/15/96	-3.93	7.37	10.38
Institutional Class	10/15/96	-3.72	7.64	10.66
Institutional 2 Class	11/08/12	-3.73	7.64	10.66
Institutional 3 Class*	03/01/17	-3.69	7.64	10.55
S&P SmallCap 600 Index		-3.50	7.86	10.91
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Index Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2013 — February 28, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2023)
Common Stocks	97.7
Exchange-Traded Equity Funds	1.4
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	2.1
Consumer Discretionary	13.6
Consumer Staples	5.2
Energy	4.7
Financials	17.6
Health Care	10.6
Industrials	17.5
Information Technology	13.6
Materials	6.0
Real Estate	6.9
Utilities	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Index Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 28, 2023, the Fund’s Class A shares returned -3.93%. The Fund’s benchmark, the unmanaged S&P SmallCap 600 Index (the Index), returned -3.50% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
Driven by a series of eight interest rate hikes by the U.S. Federal Reserve (Fed), decades-high inflation, persistent recession worries, climbing U.S. Treasury yields, supply-chain disruptions, volatile commodity prices, geopolitical tensions resulting from Russia’s invasion of Ukraine, and elevated concerns around China’s zero-COVID policy, the U.S. equity market, as measured by the S&P 500 Index, posted negative returns during the annual period. Small-cap and mid-cap stocks also fell, though more modestly. On slowing yet relatively resilient corporate earnings reports, a still-tight U.S. labor market, an economic reopening in China, hopes that Fed interest rate hikes would be smaller and soon pause, and warming notions of a soft economic landing, there were brief respites of equity market rallies, such as those in July into early August 2022, in October and November 2022, and then in January 2023. However, as the realization that interest rates could remain higher for longer set in with investors even as inflation decreased, albeit from high levels, stocks ticked lower again in February 2023.
For the annual period overall, all capitalization segments within the U.S. equity market posted negative absolute returns, with large-cap stocks the weakest, followed by small-cap stocks and then mid-cap stocks. From a style perspective, value-oriented stocks notably outperformed growth-oriented stocks across the capitalization spectrum of the U.S. equity market. Interestingly, however, growth stocks reclaimed leadership from their value counterparts in the first two months of 2023.
Only four of the eleven sectors of the Index posted a positive return during the 12 months ended February 28, 2023. Financials remained the largest sector by weighting in the Index as of February 28, 2023, with a weighting of 17.92%. As always, each sector and stock in the Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
The Fund’s notable detractors during the period
•	Real estate, communication services and health care were the weakest sectors from a total return perspective.
•	On the basis of impact, real estate, health care and financials were the weakest sectors.
•	The worst performing industries for the annual period on the basis of total return were multiline retail; technology hardware storage and peripherals; marine; real estate management and development; and media.
•	Top individual detractors were specialized properties real estate investment trust Innovative Industrial Properties Inc.; specialty engineered materials company Rogers Corp.; healthcare logistics company Owens & Minor, Inc.; semiconductor company MaxLinear, Inc.; and communications infrastructure real estate investment trust Uniti Group Inc.
The Fund’s notable contributors during the period
•	In terms of total return, energy was the best relative performer, followed at some distance by consumer staples and industrials.
•	On the basis of impact, which takes weightings and total returns into account, industrials was the biggest contributor to the Index’s return, followed by energy and consumer staples.
•	The top performing industries for the annual period on the basis of total return were containers and packaging; electrical equipment; construction and engineering; diversified consumer services; and personal products.
•	Top individual contributors within the Index during the annual period included cosmetics and skin care products provider e.l.f. Beauty, Inc.; petroleum refiner PBF Energy Inc. Class A; heating, ventilation and air conditioning services provider Comfort Systems USA, Inc.; capital equipment manufacturer for the semiconductor manufacturing industry Axcelis Technologies, Inc; and semiconductor company Rambus Inc.
Columbia Small Cap Index Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Index Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,061.70	1,022.56	2.30	2.26	0.45
Institutional Class	1,000.00	1,000.00	1,062.90	1,023.80	1.02	1.00	0.20
Institutional 2 Class	1,000.00	1,000.00	1,062.70	1,023.80	1.02	1.00	0.20
Institutional 3 Class	1,000.00	1,000.00	1,063.30	1,023.80	1.02	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Index Fund | Annual Report 2023	7

Portfolio of Investments
February 28, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.6%
Issuer	Shares	Value ($)
Communication Services 2.0%
Diversified Telecommunication Services 0.4%
ATN International, Inc.	39,084	1,643,482
Cogent Communications Holdings, Inc.	155,804	10,086,751
Consolidated Communications Holdings, Inc.(a)	269,295	815,964
Total		12,546,197
Entertainment 0.2%
Cinemark Holdings, Inc.(a)	390,808	5,318,897
Marcus Corp. (The)	88,960	1,431,366
Total		6,750,263
Interactive Media & Services 0.6%
Cars.com, Inc.(a)	225,881	4,336,915
QuinStreet, Inc.(a)	183,854	3,120,003
Shutterstock, Inc.	87,498	6,581,600
Yelp, Inc.(a)	254,157	7,629,793
Total		21,668,311
Media 0.5%
AMC Networks, Inc., Class A(a)	102,212	2,285,460
EW Scripps Co. (The), Class A(a)	211,352	2,667,262
Gannett Co, Inc.(a)	532,701	1,614,084
Scholastic Corp.	108,386	4,943,486
TechTarget, Inc.(a)	98,371	3,711,538
Thryv Holdings, Inc.(a)	111,880	2,667,219
Total		17,889,049
Wireless Telecommunication Services 0.3%
Gogo(a)	236,675	3,895,671
Shenandoah Telecommunications Co.	182,674	3,565,796
Telephone and Data Systems, Inc.	363,945	4,618,462
Total		12,079,929
Total Communication Services		70,933,749
Consumer Discretionary 13.3%
Auto Components 1.3%
American Axle & Manufacturing Holdings, Inc.(a)	417,703	3,675,786
Dorman Products, Inc.(a)	103,108	9,592,137
Gentherm, Inc.(a)	121,051	7,687,949
LCI Industries	92,726	10,460,420
Common Stocks (continued)
Issuer	Shares	Value ($)
Motorcar Parts of America, Inc.(a)	70,819	927,021
Patrick Industries, Inc.	78,509	5,719,381
Standard Motor Products, Inc.	68,427	2,666,600
XPEL, Inc.(a)	71,495	4,776,581
Total		45,505,875
Automobiles 0.2%
Winnebago Industries, Inc.	111,184	7,066,855
Diversified Consumer Services 1.0%
Adtalem Global Education, Inc.(a)	165,562	6,476,785
frontdoor, Inc.(a)	297,151	8,394,516
Mister Car Wash, Inc.(a)	288,798	2,665,606
Perdoceo Education Corp.(a)	244,924	3,376,277
Strategic Education, Inc.	81,142	6,917,356
Stride, Inc.(a)	149,064	6,330,748
WW International, Inc.(a)	195,446	715,332
Total		34,876,620
Hotels, Restaurants & Leisure 1.9%
BJ’s Restaurants, Inc.(a)	85,295	2,729,440
Bloomin’ Brands, Inc.	320,127	8,355,315
Brinker International, Inc.(a)	160,556	6,101,128
Cheesecake Factory, Inc. (The)	174,370	6,528,413
Chuy’s Holdings, Inc.(a)	65,620	2,345,915
Dave & Buster’s Entertainment, Inc.(a)	153,020	6,123,861
Dine Brands Global, Inc.	57,167	4,382,994
El Pollo Loco Holdings, Inc.	71,599	857,040
Golden Entertainment, Inc.(a)	80,033	3,290,157
Jack in the Box, Inc.	76,781	6,019,630
Monarch Casino & Resort, Inc.	48,399	3,563,134
Ruth’s Hospitality Group, Inc.	110,522	2,061,235
Shake Shack, Inc., Class A(a)	136,067	7,591,178
Six Flags Entertainment Corp.(a)	269,865	7,124,436
Total		67,073,876
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 2.7%
Cavco Industries, Inc.(a)	30,211	8,610,135
Century Communities, Inc.	103,108	6,166,889
Ethan Allen Interiors, Inc.	83,181	2,457,999
Green Brick Partners, Inc.(a)	99,043	3,090,142
Installed Building Products, Inc.	85,523	9,867,644
iRobot Corp.(a)	99,290	4,079,826
La-Z-Boy, Inc.	156,924	5,081,199
LGI Homes, Inc.(a)	74,732	7,795,295
M/I Homes, Inc.(a)	100,015	5,784,868
MDC Holdings, Inc.	207,882	7,691,634
Meritage Homes Corp.(a)	133,350	14,565,820
Sonos, Inc.(a)	464,004	9,015,598
Tri Pointe Homes, Inc.(a)	367,967	8,772,333
Universal Electronics, Inc.(a)	43,931	558,802
Total		93,538,184
Internet & Direct Marketing Retail 0.0%
PetMed Express, Inc.	76,850	1,443,243
Leisure Products 0.3%
Sturm Ruger & Co., Inc.	64,420	3,753,753
Vista Outdoor, Inc.(a)	206,284	5,891,471
Total		9,645,224
Multiline Retail 0.1%
Big Lots, Inc.	105,532	1,514,384
Specialty Retail 4.8%
Aaron’s Co., Inc. (The)	112,234	1,610,558
Abercrombie & Fitch Co., Class A(a)	180,326	5,303,388
Academy Sports & Outdoors, Inc.	290,748	17,197,744
American Eagle Outfitters, Inc.	635,267	9,128,787
America’s Car-Mart, Inc.(a)	21,130	1,795,205
Asbury Automotive Group, Inc.(a)	80,704	18,327,878
Bed Bath & Beyond, Inc.(a)	279,627	394,274
Boot Barn Holdings, Inc.(a)	108,701	8,418,892
Buckle, Inc. (The)	107,771	4,395,979
Caleres, Inc.	132,960	3,471,586
Chico’s FAS, Inc.(a)	456,131	2,622,753
Children’s Place, Inc. (The)(a)	47,504	1,988,992
Designer Brands, Inc.	185,420	1,815,262
Common Stocks (continued)
Issuer	Shares	Value ($)
Genesco, Inc.(a)	45,271	2,035,837
Group 1 Automotive, Inc.	53,167	11,753,629
Guess?, Inc.	111,160	2,338,806
Haverty Furniture Companies, Inc.	48,237	1,820,464
Hibbett, Inc.	46,699	3,359,059
Leslie’s, Inc.(a)	540,579	6,816,701
MarineMax, Inc.(a)	78,520	2,636,702
Monro, Inc.	114,696	5,785,266
National Vision Holdings, Inc.(a)	287,740	10,749,966
ODP Corp. (The)(a)	146,997	6,656,024
Sally Beauty Holdings, Inc.(a)	390,220	6,278,640
Shoe Carnival, Inc.	62,428	1,644,978
Signet Jewelers Ltd.	168,625	12,076,923
Sleep Number Corp.(a)	80,223	3,197,689
Sonic Automotive, Inc., Class A	60,867	3,462,724
Upbound Group, Inc.	182,693	4,905,307
Urban Outfitters, Inc.(a)	218,463	5,887,578
Zumiez, Inc.(a)	56,795	1,321,052
Total		169,198,643
Textiles, Apparel & Luxury Goods 1.0%
G-III Apparel Group Ltd.(a)	155,838	2,589,249
Kontoor Brands, Inc.	180,001	9,387,052
Movado Group, Inc.	57,937	2,005,779
Oxford Industries, Inc.	54,553	6,415,978
Steven Madden Ltd.	266,949	9,690,249
Wolverine World Wide, Inc.	287,167	4,810,047
Total		34,898,354
Total Consumer Discretionary		464,761,258
Consumer Staples 5.1%
Beverages 0.3%
MGP Ingredients, Inc.	56,138	5,694,639
National Beverage Corp.(a)	85,085	3,969,215
Total		9,663,854

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.8%
Andersons, Inc. (The)	113,504	5,179,188
PriceSmart, Inc.	91,279	6,363,972
SpartanNash Co.	128,625	3,442,005
The Chefs’ Warehouse(a)	124,195	4,042,547
United Natural Foods, Inc.(a)	212,625	8,660,216
Total		27,687,928
Food Products 2.0%
B&G Foods, Inc.	261,326	3,311,001
Calavo Growers, Inc.	64,657	2,086,481
Cal-Maine Foods, Inc.	138,404	7,861,347
Fresh Del Monte Produce, Inc.	111,658	3,492,662
Hain Celestial Group, Inc. (The)(a)	325,669	5,806,678
Hostess Brands, Inc.(a)	488,197	12,058,466
J&J Snack Foods Corp.	54,585	7,707,948
John B. Sanfilippo & Son, Inc.	32,558	2,922,732
Seneca Foods Corp., Class A(a)	19,293	1,072,691
Simply Good Foods Co. (The)(a)	306,821	11,748,176
Tootsie Roll Industries, Inc.	64,647	2,846,407
TreeHouse Foods, Inc.(a)	184,045	8,979,556
Total		69,894,145
Household Products 0.5%
Central Garden & Pet Co.(a)	35,482	1,437,021
Central Garden & Pet Co., Class A(a)	151,137	5,808,195
WD-40 Co.	49,517	8,587,733
Total		15,832,949
Personal Products 1.2%
Edgewell Personal Care Co.	188,975	8,069,233
elf Beauty, Inc.(a)	183,378	13,707,505
Inter Parfums, Inc.	65,089	7,837,366
Medifast, Inc.	39,844	4,467,708
Nu Skin Enterprises, Inc., Class A	180,202	7,179,248
Usana Health Sciences, Inc.(a)	40,618	2,468,762
Total		43,729,822
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 0.3%
Universal Corp.	89,536	4,529,626
Vector Group Ltd.	479,773	6,366,588
Total		10,896,214
Total Consumer Staples		177,704,912
Energy 4.5%
Energy Equipment & Services 2.1%
Archrock, Inc.	487,976	5,401,894
Bristow Group, Inc.(a)	85,811	2,337,492
Core Laboratories NV	169,084	4,036,035
DMC Global Inc(a)	67,652	1,811,044
Dril-Quip, Inc.(a)	123,684	4,236,177
Helix Energy Solutions Group, Inc.(a)	520,375	4,308,705
Helmerich & Payne, Inc.	383,923	16,155,480
Nabors Industries Ltd.(a)	32,617	4,902,661
Oceaneering International, Inc.(a)	365,582	7,637,008
Oil States International, Inc.(a)	233,008	2,127,363
Patterson-UTI Energy, Inc.	790,606	10,831,302
ProPetro Holding Corp.(a)	350,870	3,091,165
RPC, Inc.	303,412	2,660,923
US Silica Holdings, Inc.(a)	276,061	3,351,381
Total		72,888,630
Oil, Gas & Consumable Fuels 2.4%
Callon Petroleum Co.(a)	186,457	7,227,073
Civitas Resources, Inc.	189,310	13,283,883
Comstock Resources, Inc.	334,276	4,058,111
CONSOL Energy, Inc.	119,522	6,541,439
Dorian LPG Ltd.	116,235	2,551,358
Green Plains, Inc.(a)	216,210	7,496,001
Northern Oil and Gas, Inc.	246,447	7,649,715
Par Pacific Holdings, Inc.(a)	202,345	5,621,144
Ranger Oil Corp.	69,722	2,893,463
REX American Resources Corp.(a)	56,603	1,868,465
SM Energy Co.	447,756	13,213,279
Talos Energy, Inc.(a)	237,852	4,236,144

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Vital Energy, Inc.(a)	61,310	3,150,721
World Fuel Services Corp.	225,778	6,197,606
Total		85,988,402
Total Energy		158,877,032
Financials 17.2%
Banks 9.5%
Ameris Bancorp	237,708	11,379,082
Banc of California, Inc.	204,005	3,580,288
BancFirst Corp.	63,525	5,733,131
Bancorp, Inc. (The)(a)	204,129	7,060,822
BankUnited, Inc.	281,753	9,979,691
Banner Corp.	124,668	7,851,591
Berkshire Hills Bancorp, Inc.	164,176	4,770,955
Brookline Bancorp, Inc.	321,516	4,166,847
Central Pacific Financial Corp.	99,283	2,226,918
City Holding Co.	54,170	5,319,494
Community Bank System, Inc.	195,932	11,961,649
Customers Bancorp, Inc.(a)	111,447	3,432,568
CVB Financial Corp.	479,200	11,467,256
Dime Community Bancshares, Inc.	118,149	3,620,085
Eagle Bancorp, Inc.	116,387	5,098,914
FB Financial Corp.	128,342	4,837,210
First BanCorp	673,158	9,767,523
First BanCorp	130,218	5,402,745
First Commonwealth Financial Corp.	340,481	5,451,101
First Financial Bancorp	345,819	8,520,980
First Hawaiian, Inc.	465,568	12,733,285
Hanmi Financial Corp.	111,162	2,625,646
Heritage Financial Corp.	128,001	3,567,388
Hilltop Holdings, Inc.	167,220	5,546,687
HomeStreet, Inc.	64,857	1,636,342
Hope Bancorp, Inc.	435,672	5,580,958
Independent Bank Corp.	166,426	13,260,824
Independent Bank Group, Inc.	129,185	7,603,829
Lakeland Financial Corp.	92,435	6,620,195
Meta Financial Group, Inc.	104,971	5,354,571
National Bank Holdings Corp., Class A	137,435	5,564,743
NBT Bancorp, Inc.	156,209	6,340,523
Northwest Bancshares, Inc.	463,041	6,399,227
Common Stocks (continued)
Issuer	Shares	Value ($)
OFG Bancorp	173,431	5,275,771
Pacific Premier Bancorp, Inc.	346,446	11,231,779
Park National Corp.	52,781	6,743,828
Preferred Bank	48,162	3,390,605
Renasant Corp.	204,024	7,340,784
S&T Bancorp, Inc.	142,222	5,299,192
Seacoast Banking Corp. of Florida	301,200	9,189,612
ServisFirst Bancshares, Inc.	178,275	13,183,436
Simmons First National Corp., Class A	462,976	10,291,956
Southside Bancshares, Inc.	111,212	4,247,186
Stellar Bancorp, Inc.	162,092	4,741,191
Tompkins Financial Corp.	45,948	3,436,451
Triumph Financial, Inc.(a)	82,498	5,020,003
Trustmark Corp.	222,259	6,534,415
United Community Banks, Inc.	387,132	12,817,940
Veritex Holdings, Inc.	196,920	5,249,887
Westamerica BanCorp	98,130	5,408,926
Total		333,866,030
Capital Markets 1.0%
Avantax, Inc.(a)	144,250	4,124,108
B Riley Financial, Inc.	58,363	2,321,680
BrightSphere Investment Group, Inc.	117,844	2,954,349
Donnelley Financial Solutions, Inc.(a)	91,266	3,861,464
Piper Sandler Companies	51,530	7,780,515
StoneX Group, Inc.(a)	62,800	6,332,124
Virtus Investment Partners, Inc.	24,788	5,216,139
WisdomTree, Inc.	406,036	2,424,035
Total		35,014,414
Consumer Finance 1.0%
Bread Financial Holdings, Inc.	181,781	7,465,746
Encore Capital Group, Inc.(a)	85,273	4,406,909
Enova International, Inc.(a)	114,714	5,592,307
Ezcorp, Inc., Class A(a)	195,754	1,726,550
Green Dot Corp., Class A(a)	170,599	3,229,439
LendingTree, Inc.(a)	39,629	1,304,983
PRA Group, Inc.(a)	142,123	6,048,755
PROG Holdings, Inc.(a)	182,437	4,509,843
World Acceptance Corp.(a)	12,059	1,125,828
Total		35,410,360

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 3.0%
Ambac Financial Group, Inc.(a)	163,979	2,713,852
American Equity Investment Life Holding Co.	253,124	10,542,615
AMERISAFE, Inc.	69,849	3,809,564
Assured Guaranty Ltd.	218,627	13,644,511
Employers Holdings, Inc.	99,169	4,404,095
Genworth Financial, Inc., Class A(a)	1,809,918	11,275,789
HCI Group, Inc.	25,225	1,324,312
Horace Mann Educators Corp.	149,128	5,511,771
James River Group Holdings Ltd.	136,592	3,291,867
Mercury General Corp.	96,913	3,299,888
Mr. Cooper Group, Inc.(a)	257,304	11,946,625
Palomar Holdings, Inc.(a)	92,008	5,520,480
ProAssurance Corp.	196,771	3,913,775
Safety Insurance Group, Inc.	53,740	4,336,281
SiriusPoint Ltd.(a)	309,747	2,199,204
Stewart Information Services Corp.	98,914	4,202,856
Trupanion, Inc.(a)	128,206	7,612,872
United Fire Group, Inc.	79,014	2,255,060
Universal Insurance Holdings, Inc.	100,135	1,935,610
Total		103,741,027
Mortgage Real Estate Investment Trusts (REITS) 1.2%
Apollo Commercial Real Estate Finance, Inc.	471,648	5,419,235
ARMOUR Residential REIT, Inc.	481,827	2,616,321
Ellington Financial, Inc.	209,362	2,694,489
Franklin BSP Realty Trust, Inc.	300,750	4,213,507
Granite Point Mortgage Trust, Inc.	190,889	1,143,425
Invesco Mortgage Capital, Inc.	128,905	1,615,180
KKR Real Estate Finance Trust, Inc.	209,207	3,033,501
New York Mortgage Trust, Inc.	1,353,022	3,612,569
PennyMac Mortgage Investment Trust	324,262	4,225,134
Ready Capital Corp.	358,641	4,038,298
Redwood Trust, Inc.	413,313	3,145,312
Two Harbors Investment Corp.	351,353	5,821,919
Total		41,578,890
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 1.5%
Axos Financial, Inc.(a)	194,711	9,227,354
Capitol Federal Financial, Inc.	470,884	3,950,717
NMI Holdings, Inc., Class A(a)	304,765	7,113,215
Northfield Bancorp, Inc.	153,287	2,254,852
Provident Financial Services, Inc.	274,478	6,409,061
TrustCo Bank Corp.	69,470	2,602,346
Walker & Dunlop, Inc.	111,947	9,765,137
WSFS Financial Corp.	224,567	11,208,139
Total		52,530,821
Total Financials		602,141,542
Health Care 10.3%
Biotechnology 2.3%
Anika Therapeutics, Inc.(a)	53,273	1,688,754
Arcus Biosciences, Inc.(a)	190,097	3,461,666
Avid Bioservices, Inc.(a)	226,682	3,731,186
Catalyst Pharmaceuticals, Inc.(a)	349,120	5,327,571
Coherus Biosciences, Inc.(a)	235,392	1,593,604
Cytokinetics, Inc.(a)	345,057	14,961,672
Dynavax Technologies Corp.(a)	432,653	4,456,326
Eagle Pharmaceuticals, Inc.(a)	37,969	1,063,132
Emergent BioSolutions, Inc.(a)	161,899	2,004,310
Enanta Pharmaceuticals, Inc.(a)	71,036	3,445,246
Ironwood Pharmaceuticals, Inc.(a)	486,617	5,484,174
iTeos Therapeutics, Inc.(a)	89,506	1,585,151
Myriad Genetics, Inc.(a)	295,477	5,590,425
OmniAb, Inc.(a),(b),(c),(d)	23,460	0
OmniAb, Inc.(a),(b),(c),(d)	23,460	0
Organogenesis Holdings, Inc.(a)	257,775	631,549
REGENXBIO, Inc.(a)	137,342	3,055,859
uniQure NV(a)	150,219	3,148,590
Vanda Pharmaceuticals, Inc.(a)	206,346	1,328,868
Vericel Corp.(a)	172,191	5,236,328
Vir Biotechnology, Inc.(a)	276,670	6,308,076
Xencor, Inc.(a)	218,503	7,020,501
Total		81,122,988

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.6%
Angiodynamics, Inc.(a)	142,601	1,765,400
Artivion, Inc.(a)	147,053	1,946,982
Avanos Medical, Inc.(a)	169,547	4,759,184
Cardiovascular Systems, Inc.(a)	152,716	3,010,032
CONMED Corp.	111,148	10,691,326
Cutera, Inc.(a)	65,086	2,110,739
Embecta Corp.	210,890	6,737,936
Glaukos Corp.(a)	173,941	8,215,234
Heska Corp.(a)	37,107	3,021,623
Inogen, Inc.(a)	83,578	1,309,667
Integer Holdings Corp.(a)	120,807	9,058,109
LeMaitre Vascular, Inc.	70,596	3,537,566
Merit Medical Systems, Inc.(a)	207,546	14,648,597
Mesa Laboratories, Inc.	18,293	3,229,080
NuVasive, Inc.(a)	190,098	8,217,937
OraSure Technologies, Inc.(a)	264,804	1,670,913
Orthofix Medical, Inc.(a)	122,958	2,532,935
SurModics, Inc.(a)	51,067	1,115,303
Varex Imaging Corp.(a)	145,489	2,573,701
Zimvie, Inc.(a)	76,101	866,029
Zynex, Inc.(a)	79,209	1,023,376
Total		92,041,669
Health Care Providers & Services 3.1%
AdaptHealth Corp.(a)	280,029	4,477,664
Addus HomeCare Corp.(a)	58,743	6,381,840
Agiliti, Inc.(a)	121,549	2,316,724
AMN Healthcare Services, Inc.(a)	158,018	14,223,200
Apollo Medical Holdings, Inc.(a)	144,782	5,052,892
Community Health Systems, Inc.(a)	456,825	2,768,360
Corvel Corp.(a)	33,366	6,015,222
Cross Country Healthcare, Inc.(a)	129,191	3,417,102
Enhabit, Inc.(a)	180,924	2,777,183
Ensign Group, Inc. (The)	202,313	18,102,967
Fulgent Genetics, Inc.(a)	71,918	2,358,191
ModivCare, Inc.(a)	46,397	4,555,721
NeoGenomics, Inc.(a)	460,543	7,760,150
Owens & Minor, Inc.(a)	277,975	4,261,357
Pediatrix Medical Group, Inc.(a)	298,730	4,702,010
Common Stocks (continued)
Issuer	Shares	Value ($)
Pennant Group, Inc. (The)(a)	102,802	1,544,086
RadNet, Inc.(a)	177,784	4,193,036
Select Medical Holdings Corp.	379,682	10,323,554
U.S. Physical Therapy, Inc.	47,410	4,804,055
Total		110,035,314
Health Care Technology 0.5%
Computer Programs & Systems, Inc.(a)	51,880	1,556,919
HealthStream, Inc.(a)	88,069	2,258,970
NextGen Healthcare, Inc.(a)	199,674	3,616,096
OptimizeRx Corp.(a)	62,546	1,116,446
Simulations Plus, Inc.	58,471	2,224,237
Veradigm, Inc.(a)	398,399	6,617,407
Total		17,390,075
Life Sciences Tools & Services 0.1%
BioLife Solutions, Inc.(a)	124,751	2,901,708
Pharmaceuticals 1.7%
Amphastar Pharmaceuticals, Inc.(a)	137,460	4,379,476
ANI Pharmaceuticals, Inc.(a)	44,550	1,863,972
Cara Therapeutics, Inc.(a)	164,583	1,672,163
Collegium Pharmaceutical, Inc.(a)	122,415	3,247,670
Corcept Therapeutics, Inc.(a)	349,350	7,276,961
Harmony Biosciences Holdings, Inc.(a)	108,147	4,761,712
Innoviva, Inc.(a)	229,007	2,764,114
Ligand Pharmaceuticals, Inc.(a)	58,521	4,221,705
Nektar Therapeutics(a)	685,344	945,775
Pacira Pharmaceuticals, Inc.(a)	167,301	7,122,004
Phibro Animal Health Corp., Class A	74,159	1,165,038
Prestige Consumer Healthcare, Inc.(a)	180,589	10,880,487
Supernus Pharmaceuticals, Inc.(a)	197,114	7,409,515
Total		57,710,592
Total Health Care		361,202,346
Industrials 17.1%
Aerospace & Defense 1.4%
AAR Corp.(a)	121,528	6,609,908
Aerojet Rocketdyne Holdings, Inc.(a)	276,032	15,551,643
Aerovironment, Inc.(a)	91,118	7,812,457
Kaman Corp.	102,167	2,656,342
Moog, Inc., Class A	105,602	10,414,469

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
National Presto Industries, Inc.	18,527	1,271,508
Park Aerospace Corp.	70,912	1,164,375
Triumph Group, Inc.(a)	237,016	2,991,142
Total		48,471,844
Air Freight & Logistics 0.9%
Atlas Air Worldwide Holdings, Inc.(a)	93,977	9,473,821
Forward Air Corp.	96,956	10,006,829
HUB Group, Inc., Class A(a)	119,068	10,922,108
Total		30,402,758
Airlines 0.4%
Allegiant Travel Co.(a)	57,026	5,848,016
Hawaiian Holdings, Inc.(a)	187,462	2,099,574
Skywest, Inc.(a)	184,497	3,518,358
Sun Country Airlines Holdings, Inc.(a)	118,774	2,381,419
Total		13,847,367
Building Products 1.7%
AAON, Inc.	153,248	13,939,438
American Woodmark Corp.(a)	60,609	3,089,847
Apogee Enterprises, Inc.	80,978	3,705,553
AZZ, Inc.	90,655	3,685,126
Gibraltar Industries, Inc.(a)	112,931	6,031,645
Griffon Corp.	172,702	6,298,442
Insteel Industries, Inc.	71,023	2,112,934
MasterBrand, Inc.(a)	471,534	4,592,741
PGT, Inc.(a)	218,773	4,627,049
Quanex Building Products Corp.	120,800	3,134,760
Resideo Technologies, Inc.(a)	531,797	9,753,157
Total		60,970,692
Commercial Services & Supplies 2.2%
ABM Industries, Inc.	241,213	11,677,121
Brady Corp., Class A	169,117	9,328,494
CoreCivic, Inc.(a)	419,260	4,071,015
Deluxe Corp.	157,288	2,900,391
GEO Group, Inc. (The)(a)	452,693	3,965,591
Harsco Corp.(a)	289,793	2,451,649
Healthcare Services Group, Inc.	270,150	3,584,890
HNI Corp.	150,827	4,713,344
Interface, Inc.	212,108	1,870,792
Common Stocks (continued)
Issuer	Shares	Value ($)
KAR Auction Services, Inc.(a)	397,115	5,674,773
Liquidity Services, Inc.(a)	98,611	1,248,415
Matthews International Corp., Class A	111,600	4,258,656
MillerKnoll, Inc.	275,506	6,576,328
Pitney Bowes, Inc.	590,064	2,560,878
Unifirst Corp.	54,979	10,783,031
Viad Corp.(a)	75,370	1,937,763
Total		77,603,131
Construction & Engineering 1.3%
Arcosa, Inc.	176,315	10,684,689
Comfort Systems U.S.A., Inc.	130,397	18,964,940
Granite Construction, Inc.	159,454	6,888,413
MYR Group, Inc.(a)	60,533	7,300,885
Total		43,838,927
Electrical Equipment 0.4%
Encore Wire Corp.	66,885	12,909,474
Powell Industries, Inc.	33,080	1,467,098
Total		14,376,572
Machinery 5.0%
3D Systems Corp.(a)	478,261	4,682,175
Alamo Group, Inc.	37,524	6,844,002
Albany International Corp., Class A	113,401	11,444,429
Astec Industries, Inc.	82,816	3,729,204
Barnes Group, Inc.	184,392	7,770,279
CIRCOR International, Inc.(a)	74,250	2,173,298
Enerpac Tool Group Corp.	207,371	5,584,501
EnPro Industries, Inc.	75,855	8,154,413
ESCO Technologies, Inc.	94,269	8,784,928
Federal Signal Corp.	221,103	11,667,605
Franklin Electric Co., Inc.	141,872	13,558,707
Greenbrier Companies, Inc. (The)	119,538	3,838,365
Hillenbrand, Inc.	253,264	11,938,865
John Bean Technologies Corp.	116,165	12,881,537
Lindsay Corp.	40,037	6,025,168
Mueller Industries, Inc.	207,349	15,337,606
Proto Labs, Inc.(a)	98,878	3,108,724
SPX Technologies, Inc.(a)	164,767	11,606,188
Standex International Corp.	43,705	5,055,794

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Tennant Co.	67,807	4,802,092
Titan International, Inc.(a)	185,612	2,303,445
Trinity Industries, Inc.	296,823	8,284,330
Wabash National Corp.	174,820	4,790,068
Total		174,365,723
Marine 0.3%
Matson, Inc.	137,762	9,162,551
Professional Services 1.3%
Exponent, Inc.	184,643	18,999,765
Forrester Research, Inc.(a)	40,987	1,348,062
Heidrick & Struggles International, Inc.	72,420	2,486,179
Kelly Services, Inc., Class A	126,130	2,110,155
Korn/Ferry International	194,642	10,878,541
NV5 Global, Inc.(a)	45,390	4,775,936
Resources Connection, Inc.	116,914	2,111,467
TrueBlue, Inc.(a)	119,305	2,231,003
Total		44,941,108
Road & Rail 0.7%
ArcBest Corp.	89,036	8,565,263
Heartland Express, Inc.	169,822	2,739,229
Marten Transport Ltd.	209,952	4,633,640
RXO, Inc.(a)	419,745	8,634,155
Total		24,572,287
Trading Companies & Distributors 1.5%
Applied Industrial Technologies, Inc.	140,647	20,092,830
Boise Cascade Co.	143,841	9,940,852
DXP Enterprises, Inc.(a)	57,476	1,661,631
GMS, Inc.(a)	154,630	9,387,587
NOW, Inc.(a)	402,702	5,174,721
Veritiv Corp.	49,164	7,445,396
Total		53,703,017
Total Industrials		596,255,977
Information Technology 13.3%
Communications Equipment 1.5%
ADTRAN Holdings, Inc.	257,676	4,496,446
Clearfield, Inc.(a)	41,699	2,614,110
Comtech Telecommunications Corp.	100,920	1,613,711
Digi International, Inc.(a)	128,687	4,294,285
Common Stocks (continued)
Issuer	Shares	Value ($)
Extreme Networks, Inc.(a)	478,928	8,965,532
Harmonic, Inc.(a)	384,455	5,070,962
InterDigital, Inc.	98,426	7,184,114
NETGEAR, Inc.(a)	105,376	1,907,306
Netscout Systems, Inc.(a)	250,262	7,117,451
Viavi Solutions, Inc.(a)	825,378	9,029,635
Total		52,293,552
Electronic Equipment, Instruments & Components 4.1%
Advanced Energy Industries, Inc.	136,311	12,687,828
Arlo Technologies, Inc.(a)	322,599	1,225,876
Badger Meter, Inc.	106,725	12,979,894
Benchmark Electronics, Inc.	128,264	3,051,401
CTS Corp.	116,245	5,034,571
ePlus, Inc.(a)	98,112	5,314,727
Fabrinet(a)	133,409	16,258,555
FARO Technologies, Inc.(a)	68,478	1,862,602
Insight Enterprises, Inc.(a)	110,495	14,797,490
Itron, Inc.(a)	164,734	9,187,215
Knowles Corp.(a)	331,620	5,630,908
Methode Electronics, Inc.	133,361	6,498,682
OSI Systems, Inc.(a)	57,157	5,289,880
PC Connection, Inc.	41,218	1,805,348
Plexus Corp.(a)	100,927	9,677,890
Rogers Corp.(a)	68,595	10,097,184
Sanmina Corp.(a)	209,409	12,660,868
Scansource, Inc.(a)	92,052	2,870,181
TTM Technologies, Inc.(a)	372,678	4,952,891
Total		141,883,991
IT Services 1.3%
CSG Systems International, Inc.	110,535	6,212,067
EVERTEC, Inc.	237,749	8,751,541
Payoneer Global, Inc.(a)	727,848	4,221,518
Perficient, Inc.(a)	126,265	8,939,562
Sabre Corp.(a)	1,197,315	6,058,414
TTEC Holdings, Inc.	68,872	2,772,787
Unisys Corp.(a)	247,171	1,230,911
Verra Mobility Corp.(a)	508,361	8,759,060
Total		46,945,860

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.8%
Alpha & Omega Semiconductor Ltd.(a)	80,950	2,162,174
Axcelis Technologies, Inc.(a)	119,779	15,396,393
Ceva, Inc.(a)	84,551	2,668,430
Cohu, Inc.(a)	173,675	6,460,710
Diodes, Inc.(a)	165,799	15,202,110
Formfactor, Inc.(a)	280,859	8,453,856
Ichor Holdings Ltd.(a)	105,025	3,460,574
Kulicke & Soffa Industries, Inc.	211,736	11,285,529
MaxLinear, Inc., Class A(a)	263,560	9,016,388
Onto Innovation, Inc.(a)	180,556	14,890,453
PDF Solutions, Inc.(a)	107,686	4,031,764
Photronics, Inc.(a)	224,939	3,963,425
Rambus, Inc.(a)	391,916	17,334,445
Semtech Corp.(a)	231,601	7,135,627
SMART Global Holdings, Inc.(a)	177,289	2,960,726
Ultra Clean Holdings, Inc.(a)	165,897	5,285,478
Veeco Instruments, Inc.(a)	187,513	3,988,401
Total		133,696,483
Software 2.4%
8x8, Inc.(a)	407,252	2,166,581
A10 Networks, Inc.	233,000	3,546,260
Adeia, Inc.	383,081	3,777,179
Agilysys, Inc.(a)	72,200	5,769,502
Alarm.com Holdings, Inc.(a)	181,992	9,250,653
Cerence, Inc.(a)	143,604	3,931,878
Consensus Cloud Solutions, Inc.(a)	64,347	2,640,801
Digital Turbine, Inc.(a)	328,555	3,528,681
DoubleVerify Holdings, Inc.(a)	270,536	7,106,981
Ebix, Inc.	85,642	1,488,458
LivePerson, Inc.(a)	255,444	2,585,093
LiveRamp Holdings, Inc.(a)	242,394	5,727,770
OneSpan, Inc.(a)	128,713	1,740,200
Progress Software Corp.	156,785	9,005,730
SPS Commerce, Inc.(a)	131,421	19,797,259
Xperi, Inc.(a)	152,078	1,777,792
Total		83,840,818
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.2%
Avid Technology, Inc.(a)	121,077	3,518,498
Corsair Gaming, Inc.(a)	140,003	2,450,052
Total		5,968,550
Total Information Technology		464,629,254
Materials 5.8%
Chemicals 2.9%
AdvanSix, Inc.	100,519	4,136,357
American Vanguard Corp.	101,394	2,116,093
Balchem Corp.	117,175	15,232,750
FutureFuel Corp.	94,149	823,804
Hawkins, Inc.	68,978	2,805,335
HB Fuller Co.	194,397	13,561,135
Innospec, Inc.	90,302	9,884,457
Koppers Holdings, Inc.	76,201	2,734,854
Livent Corp.(a),(e)	654,058	15,337,660
Mativ Holdings, Inc.	200,341	5,190,835
Minerals Technologies, Inc.	118,324	7,188,183
Quaker Chemical Corp.	49,693	9,728,895
Rayonier Advanced Materials, Inc.(a)	233,260	1,912,732
Stepan Co.	76,998	8,014,722
Trinseo PLC	127,527	2,956,076
Total		101,623,888
Containers & Packaging 0.4%
Myers Industries, Inc.	133,080	3,438,787
O-I Glass, Inc.(a)	565,686	12,569,543
Total		16,008,330
Metals & Mining 2.2%
Arconic Corp.(a)	370,049	9,784,096
ATI, Inc.(a)	471,902	19,182,816
Carpenter Technology Corp.	176,647	8,537,349
Century Aluminum Co.(a)	186,526	2,251,369
Compass Minerals International, Inc.	124,088	4,781,111
Haynes International, Inc.	45,441	2,486,077
Kaiser Aluminum Corp.	58,126	4,610,554
Materion Corp.	74,852	8,359,471
Olympic Steel, Inc.	34,902	1,832,355
SunCoke Energy, Inc.	304,112	2,892,105

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
TimkenSteel Corp.(a)	144,313	2,639,485
Tredegar Corp.	91,745	1,066,077
Warrior Met Coal, Inc.	188,348	7,208,078
Total		75,630,943
Paper & Forest Products 0.3%
Clearwater Paper Corp.(a)	61,043	2,355,649
Mercer International, Inc.	147,173	1,586,525
Sylvamo Corp.	120,603	5,949,346
Total		9,891,520
Total Materials		203,154,681
Real Estate 6.8%
Equity Real Estate Investment Trusts (REITS) 6.2%
Acadia Realty Trust	346,245	5,044,790
Alexander & Baldwin, Inc.	264,520	4,938,588
American Assets Trust, Inc.	189,807	4,788,831
Armada Hoffler Properties, Inc.	246,967	3,166,117
Brandywine Realty Trust	625,602	3,684,796
CareTrust REIT, Inc.	353,801	6,959,266
Centerspace	54,947	3,440,232
Chatham Lodging Trust	177,970	2,173,014
Community Healthcare Trust, Inc.	85,791	3,323,543
DiamondRock Hospitality Co.	763,452	6,657,301
Easterly Government Properties, Inc.	330,989	4,997,934
Elme Communities	319,117	5,938,767
Essential Properties Realty Trust, Inc.	519,155	13,373,433
Four Corners Property Trust, Inc.	305,880	8,304,642
Franklin Street Properties Corp.	335,026	810,763
Getty Realty Corp.	155,071	5,323,587
Global Net Lease, Inc.	378,472	5,344,025
Hersha Hospitality Trust	119,993	1,003,141
Hudson Pacific Properties, Inc.	467,606	4,316,003
Industrial Logistics Properties Trust	239,087	980,257
Innovative Industrial Properties, Inc.	101,999	9,017,731
iStar, Inc.	316,127	2,434,178
LTC Properties, Inc.	147,695	5,290,435
LXP Industrial Trust	1,005,379	10,486,103
NexPoint Residential Trust, Inc.	82,913	4,015,476
Office Properties Income Trust	177,088	2,911,327
Orion Office REIT, Inc.	206,510	1,767,726
Common Stocks (continued)
Issuer	Shares	Value ($)
Outfront Media, Inc.	532,719	9,295,946
Retail Opportunity Investments Corp.	454,122	6,462,156
RPT Realty	310,847	3,332,280
Safehold, Inc.	88,434	2,642,408
Saul Centers, Inc.	47,050	1,850,006
Service Properties Trust	603,298	6,624,212
SITE Centers Corp.	674,155	9,013,452
Summit Hotel Properties, Inc.	389,779	2,884,365
Sunstone Hotel Investors, Inc.	767,189	8,109,188
Tanger Factory Outlet Centers, Inc.	380,484	7,187,343
Uniti Group, Inc.	864,912	4,748,367
Universal Health Realty Income Trust	46,301	2,454,879
Urban Edge Properties	428,219	6,594,573
Urstadt Biddle Properties, Inc., Class A	108,858	1,883,243
Veris Residential, Inc.(a)	288,947	4,663,604
Whitestone REIT	169,273	1,599,630
Xenia Hotels & Resorts, Inc.	415,128	5,828,397
Total		215,666,055
Real Estate Management & Development 0.6%
Anywhere Real Estate, Inc.(a)	399,201	2,311,374
Cushman & Wakefield PLC(a)	592,694	7,669,460
Douglas Elliman, Inc.	245,894	1,037,673
Marcus & Millichap, Inc.	90,431	3,108,113
RE/MAX Holdings, Inc., Class A	66,527	1,230,084
St. Joe Co. (The)	123,373	5,284,066
Total		20,640,770
Total Real Estate		236,306,825
Utilities 2.2%
Electric Utilities 0.3%
Otter Tail Corp.	152,195	10,789,104
Gas Utilities 0.4%
Chesapeake Utilities Corp.	64,690	8,286,142
Northwest Natural Holding Co.	127,983	6,186,698
Total		14,472,840
Multi-Utilities 0.4%
Avista Corp.	269,012	11,061,773
Unitil Corp.	58,487	3,177,014
Total		14,238,787

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Water Utilities 1.1%
American States Water Co.	134,772	12,035,140
California Water Service Group	199,907	11,442,677
Middlesex Water Co.	64,318	4,920,327
SJW Corp.	97,287	7,436,618
Total		35,834,762
Total Utilities		75,335,493
Total Common Stocks (Cost $2,318,362,854)		3,411,303,069

Exchange-Traded Equity Funds 1.4%
	Shares	Value ($)
U.S. Small Cap 1.4%
iShares Core S&P Small-Cap ETF	480,249	49,172,695
Total Exchange-Traded Equity Funds (Cost $47,814,649)		49,172,695

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(f),(g)	30,298,650	30,286,530
Total Money Market Funds (Cost $30,286,530)		30,286,530
Total Investments in Securities (Cost: $2,396,464,033)		3,490,762,294
Other Assets & Liabilities, Net		3,704,834
Net Assets		3,494,467,128

At February 28, 2023, securities and/or cash totaling $3,517,500 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	257	03/2023	USD	24,403,435	1,018,022	—
Russell 2000 Index E-mini	87	03/2023	USD	8,261,085	—	(45,166)
Total					1,018,022	(45,166)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2023, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At February 28, 2023, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
OmniAb, Inc.	09/03/2021	23,460	—	—
OmniAb, Inc.	09/03/2021	23,460	—	—
			—	—

(d)	Valuation based on significant unobservable inputs.
(e)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(f)	The rate shown is the seven-day current annualized yield at February 28, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Notes to Portfolio of Investments  (continued)
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	28,841,820	540,562,664	(539,116,089)	(1,865)	30,286,530	(3,974)	593,259	30,298,650
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	70,933,749	—	—	70,933,749
Consumer Discretionary	464,761,258	—	—	464,761,258
Consumer Staples	177,704,912	—	—	177,704,912
Energy	158,877,032	—	—	158,877,032
Financials	602,141,542	—	—	602,141,542
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
February 28, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Health Care	361,202,346	—	0*	361,202,346
Industrials	596,255,977	—	—	596,255,977
Information Technology	464,629,254	—	—	464,629,254
Materials	203,154,681	—	—	203,154,681
Real Estate	236,306,825	—	—	236,306,825
Utilities	75,335,493	—	—	75,335,493
Total Common Stocks	3,411,303,069	—	0*	3,411,303,069
Exchange-Traded Equity Funds	49,172,695	—	—	49,172,695
Money Market Funds	30,286,530	—	—	30,286,530
Total Investments in Securities	3,490,762,294	—	0*	3,490,762,294
Investments in Derivatives
Asset
Futures Contracts	1,018,022	—	—	1,018,022
Liability
Futures Contracts	(45,166)	—	—	(45,166)
Total	3,491,735,150	—	—	3,491,735,150

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Index Fund | Annual Report 2023

Statement of Assets and Liabilities
February 28, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,366,177,503)	$3,460,475,764
Affiliated issuers (cost $30,286,530)	30,286,530
Cash	74,212
Receivable for:
Investments sold	9,393,332
Capital shares sold	2,938,268
Dividends	2,491,474
Variation margin for futures contracts	3,610
Expense reimbursement due from Investment Manager	174
Total assets	3,505,663,364
Liabilities
Payable for:
Investments purchased	8,757,789
Capital shares purchased	2,124,728
Variation margin for futures contracts	1,312
Management services fees	19,163
Distribution and/or service fees	6,265
Compensation of board members	286,979
Total liabilities	11,196,236
Net assets applicable to outstanding capital stock	$3,494,467,128
Represented by
Paid in capital	2,366,738,068
Total distributable earnings (loss)	1,127,729,060
Total - representing net assets applicable to outstanding capital stock	$3,494,467,128
Class A
Net assets	$913,783,527
Shares outstanding	38,219,493
Net asset value per share	$23.91
Institutional Class
Net assets	$1,226,987,413
Shares outstanding	50,799,652
Net asset value per share	$24.15
Institutional 2 Class
Net assets	$1,045,398,839
Shares outstanding	41,977,240
Net asset value per share	$24.90
Institutional 3 Class
Net assets	$308,297,349
Shares outstanding	13,216,077
Net asset value per share	$23.33
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2023	21

Statement of Operations
Year Ended February 28, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$53,909,469
Dividends — affiliated issuers	593,259
Interfund lending	563
Foreign taxes withheld	(51,129)
Total income	54,452,162
Expenses:
Management services fees	7,223,326
Distribution and/or service fees
Class A	2,332,083
Compensation of board members	54,967
Interest on collateral	878
Interest on interfund lending	338
Other	1,016
Total expenses	9,612,608
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(55,983)
Expense reduction	(1,190)
Total net expenses	9,555,435
Net investment income	44,896,727
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	254,280,402
Investments — affiliated issuers	(3,974)
Foreign currency translations	(64)
Futures contracts	(2,775,498)
Net realized gain	251,500,866
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(472,445,729)
Investments — affiliated issuers	(1,865)
Futures contracts	393,774
Net change in unrealized appreciation (depreciation)	(472,053,820)
Net realized and unrealized loss	(220,552,954)
Net decrease in net assets resulting from operations	$(175,656,227)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small Cap Index Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended February 28, 2023	Year Ended February 28, 2022
Operations
Net investment income	$44,896,727	$45,699,215
Net realized gain	251,500,866	319,392,353
Net change in unrealized appreciation (depreciation)	(472,053,820)	(183,269,121)
Net increase (decrease) in net assets resulting from operations	(175,656,227)	181,822,447
Distributions to shareholders
Net investment income and net realized gains
Class A	(86,885,916)	(90,877,215)
Institutional Class	(126,559,674)	(151,339,217)
Institutional 2 Class	(97,975,094)	(97,402,387)
Institutional 3 Class	(25,250,419)	(7,395,880)
Total distributions to shareholders	(336,671,103)	(347,014,699)
Decrease in net assets from capital stock activity	(118,293,670)	(122,118,941)
Total decrease in net assets	(630,621,000)	(287,311,193)
Net assets at beginning of year	4,125,088,128	4,412,399,321
Net assets at end of year	$3,494,467,128	$4,125,088,128

	Year Ended		Year Ended
	February 28, 2023		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,173,973	126,295,715	6,871,306	203,973,849
Distributions reinvested	3,224,938	73,409,867	2,667,184	78,041,984
Redemptions	(9,088,840)	(222,996,349)	(11,669,698)	(345,770,746)
Net decrease	(689,929)	(23,290,767)	(2,131,208)	(63,754,913)
Institutional Class
Subscriptions	6,107,262	151,535,556	8,209,632	245,235,326
Distributions reinvested	4,843,315	111,341,135	3,953,756	116,597,000
Redemptions	(23,649,498)	(580,067,718)	(14,989,733)	(448,800,004)
Net decrease	(12,698,921)	(317,191,027)	(2,826,345)	(86,967,678)
Institutional 2 Class
Subscriptions	10,145,684	257,112,604	13,891,385	427,539,854
Distributions reinvested	3,808,877	90,214,110	2,970,935	89,977,964
Redemptions	(14,010,374)	(354,455,313)	(16,428,592)	(508,690,062)
Net increase (decrease)	(55,813)	(7,128,599)	433,728	8,827,756
Institutional 3 Class
Subscriptions	11,358,951	265,349,587	1,704,017	49,590,547
Distributions reinvested	332,921	7,400,872	193,333	5,532,686
Redemptions	(1,855,253)	(43,433,736)	(1,212,485)	(35,347,339)
Net increase	9,836,619	229,316,723	684,865	19,775,894
Total net decrease	(3,608,044)	(118,293,670)	(3,838,960)	(122,118,941)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2023	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2023	$27.52	0.26	(1.51)	(1.25)	(0.28)	(2.08)	(2.36)
Year Ended 2/28/2022	$28.74	0.25	0.90	1.15	(0.27)	(2.10)	(2.37)
Year Ended 2/28/2021	$20.32	0.18	8.97	9.15	(0.22)	(0.51)	(0.73)
Year Ended 2/29/2020	$23.54	0.24	(2.00)	(1.76)	(0.26)	(1.20)	(1.46)
Year Ended 2/28/2019	$24.33	0.23	1.32	1.55	(0.23)	(2.11)	(2.34)
Institutional Class
Year Ended 2/28/2023	$27.77	0.32	(1.53)	(1.21)	(0.33)	(2.08)	(2.41)
Year Ended 2/28/2022	$28.96	0.33	0.91	1.24	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$20.47	0.24	9.03	9.27	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$23.69	0.30	(2.02)	(1.72)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$24.47	0.29	1.33	1.62	(0.29)	(2.11)	(2.40)
Institutional 2 Class
Year Ended 2/28/2023	$28.55	0.33	(1.57)	(1.24)	(0.33)	(2.08)	(2.41)
Year Ended 2/28/2022	$29.71	0.34	0.93	1.27	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$20.98	0.25	9.26	9.51	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$24.25	0.30	(2.07)	(1.77)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$24.99	0.30	1.36	1.66	(0.29)	(2.11)	(2.40)
Institutional 3 Class
Year Ended 2/28/2023	$26.91	0.33	(1.50)	(1.17)	(0.33)	(2.08)	(2.41)
Year Ended 2/28/2022	$28.13	0.32	0.89	1.21	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$19.91	0.23	8.77	9.00	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$23.08	0.29	(1.96)	(1.67)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$23.90	0.29	1.29	1.58	(0.29)	(2.11)	(2.40)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Small Cap Index Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2023	$23.91	(3.93%)	0.45%(c),(d)	0.45%(c),(d),(e)	1.06%	16%	$913,784
Year Ended 2/28/2022	$27.52	3.62%	0.45%(c)	0.45%(c),(e)	0.84%	13%	$1,070,943
Year Ended 2/28/2021	$28.74	46.15%	0.45%(d)	0.45%(d),(e)	0.89%	24%	$1,179,484
Year Ended 2/29/2020	$20.32	(8.08%)	0.45%(d)	0.45%(d),(e)	1.04%	17%	$1,032,677
Year Ended 2/28/2019	$23.54	6.70%	0.45%	0.45%(e)	0.89%	22%	$1,440,665
Institutional Class
Year Ended 2/28/2023	$24.15	(3.72%)	0.20%(c),(d)	0.20%(c),(d),(e)	1.29%	16%	$1,226,987
Year Ended 2/28/2022	$27.77	3.92%	0.20%(c)	0.20%(c),(e)	1.09%	13%	$1,763,233
Year Ended 2/28/2021	$28.96	46.46%	0.20%(d)	0.20%(d),(e)	1.14%	24%	$1,920,981
Year Ended 2/29/2020	$20.47	(7.85%)	0.20%(d)	0.20%(d),(e)	1.29%	17%	$1,603,859
Year Ended 2/28/2019	$23.69	6.99%	0.20%	0.20%(e)	1.14%	22%	$2,026,925
Institutional 2 Class
Year Ended 2/28/2023	$24.90	(3.73%)	0.20%(c),(d)	0.20%(c),(d)	1.31%	16%	$1,045,399
Year Ended 2/28/2022	$28.55	3.92%	0.20%(c)	0.20%(c)	1.09%	13%	$1,199,980
Year Ended 2/28/2021	$29.71	46.48%	0.20%(d)	0.20%(d)	1.12%	24%	$1,236,122
Year Ended 2/29/2020	$20.98	(7.87%)	0.20%(d)	0.20%(d)	1.29%	17%	$638,046
Year Ended 2/28/2019	$24.25	7.01%	0.20%	0.20%	1.14%	22%	$748,749
Institutional 3 Class
Year Ended 2/28/2023	$23.33	(3.69%)	0.20%(c),(d)	0.20%(c),(d)	1.41%	16%	$308,297
Year Ended 2/28/2022	$26.91	3.93%	0.20%(c)	0.20%(c)	1.09%	13%	$90,933
Year Ended 2/28/2021	$28.13	46.41%	0.20%(d)	0.20%(d)	1.16%	24%	$75,812
Year Ended 2/29/2020	$19.91	(7.84%)	0.20%(d)	0.20%(d)	1.30%	17%	$82,471
Year Ended 2/28/2019	$23.08	6.99%	0.20%	0.20%	1.16%	22%	$70,934
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2023	25

Notes to Financial Statements
February 28, 2023
Note 1. Organization
Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
26	Columbia Small Cap Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Columbia Small Cap Index Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
28	Columbia Small Cap Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,018,022*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	45,166*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(2,775,498)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	393,774
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	30,145,940

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2023.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Small Cap Index Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
February 28, 2023
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
30	Columbia Small Cap Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Columbia Small Cap Index Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
February 28, 2023
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,190.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2023
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
32	Columbia Small Cap Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(65)	65	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2023			Year Ended February 28, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
43,578,562	293,092,541	336,671,103	71,711,256	275,303,443	347,014,699
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,302,574	63,028,185	—	1,063,682,847
At February 28, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,428,052,303	1,394,878,503	(331,195,656)	1,063,682,847
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Small Cap Index Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
February 28, 2023
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $585,180,737 and $994,901,012, respectively, for the year ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,800,000	4.35	1
Lender	3,550,000	2.85	2
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
34	Columbia Small Cap Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
The Fund had no borrowings during the year ended February 28, 2023.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At February 28, 2023, two unaffiliated shareholders of record owned 29.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 15.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Columbia Small Cap Index Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
February 28, 2023
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
36	Columbia Small Cap Index Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Index Fund | Annual Report 2023	37

 Federal Income Tax Information
(Unaudited)
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
95.16%	90.30%	4.84%	$262,006,047
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
38	Columbia Small Cap Index Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Small Cap Index Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Former Trustee, MA Taxpayers Foundation,1997-2022; former Governing Board Member (Chairperson of Innovation Index Advisory Committee), MA Technology Collaborative, 1997-2020; former Director, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
40	Columbia Small Cap Index Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Columbia Small Cap Index Fund | Annual Report 2023	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
42	Columbia Small Cap Index Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Small Cap Index Fund | Annual Report 2023	43

Columbia Small Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN228_02_N01_(04/23)

Annual Report
February 28, 2023
Columbia Small Cap Value Fund II
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Value Fund II (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Value Fund II  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Christian Stadlinger, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2002
Jarl Ginsberg, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2003
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/01/02	-4.97	6.73	8.98
	Including sales charges		-10.44	5.48	8.34
Advisor Class		11/08/12	-4.83	6.98	9.24
Class C	Excluding sales charges	05/01/02	-5.72	5.91	8.17
	Including sales charges		-6.59	5.91	8.17
Institutional Class		05/01/02	-4.81	6.99	9.26
Institutional 2 Class		11/08/12	-4.64	7.15	9.42
Institutional 3 Class		11/08/12	-4.58	7.20	9.47
Class R		01/23/06	-5.32	6.44	8.71
Russell 2000 Value Index			-4.40	6.38	8.46
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Value Fund II | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2013 — February 28, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2023)
Common Stocks	95.6
Exchange-Traded Equity Funds	1.9
Money Market Funds	2.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	1.5
Consumer Discretionary	11.0
Consumer Staples	4.6
Energy	5.5
Financials	24.8
Health Care	6.0
Industrials	20.1
Information Technology	7.0
Materials	7.5
Real Estate	6.9
Utilities	5.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Value Fund II | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 28, 2023, Class A shares of Columbia Small Cap Value Fund II returned -4.97% excluding sales charges. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned -4.40% for the same period.
Market overview
U.S. equities delivered mixed results during the 12-month period ending February 28, 2023, with most major benchmarks posting negative returns despite strong results in certain industry groups.  For example, the broad-market S&P 500 Index finished down 7.69%. In contrast, the energy sector within the S&P 500 Index was up more than 24%, and biotechnology stocks within the S&P 500 Index were up nearly 14%. Mid-cap stocks, as represented by the Russell Midcap Index, saw similar divergence. The Russell Midcap Index lost almost 5% for the 12-month period while its energy sub-group gained almost 18%.
A key factor influencing sentiment was Russia’s invasion of Ukraine immediately before the start of the period.  Although initial risk-off sentiment briefly reversed, equity markets began a choppy but steady downward trajectory that would last throughout the period. Along the way, drawdowns rivaled those last seen in the Global Financial Crisis of 2008 and the dot-com meltdown in 2002.
These results were driven largely by investor sentiment that wavered between worry and hope around the course of inflation and corresponding action by the U.S. Federal Reserve (Fed), which ended up hiking interest rates eight times by a combined 4.50 percentage points over the course of the period. Some upside was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee meeting when he announced an anticipated 75-basis point rate hike at the end of July.  (A basis point is 1/100 of a percent.) What many seemingly heard were hints that interest rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75-basis point hike in September, along with a forecast showing no expectations for rate cuts until 2024.
A similar about-face was repeated near year-end as sentiment abruptly turned positive to start the fourth quarter but stalled in mid-December when the Fed raised rates by 50 basis points.  Although the hike was widely anticipated and marked a step down from the previous 75-basis point increases, it disappointed investors who had hoped for softening language about future increases. Slowing global growth and China’s zero-COVID lockdown policy compounded rate worries, as did an increasing realization that earnings estimates had been implausibly optimistic. Sentiment continued to see-saw though period-end. U.S. equities finished January 2023 on a decidedly positive note, due primarily to expectations that the Fed may be compelled to pause its rate hikes following positive employment, consumer confidence and PMI reports. But stocks gave back some of those gains in February, as worries over the so-called “higher-for-longer” rate regime overwhelmed any expectations of a slowdown in Fed rate hikes. Mixed earnings reports, stretched valuations and geopolitical uncertainties added to the downbeat sentiment and cast further doubt on expectations for “soft/no landing” scenarios advocated by more bullish market forecasters.
The Fund’s notable detractors during the period
•	Stock selection, particularly within the financials and energy sectors, was the most significant source of the Fund’s underperformance during the period.
•	Global boutique fitness franchisor F45 Training Holdings, Inc. was a top detractor, falling on concerns over weaker-than-expected results driven by discounting and macroeconomic considerations that tempered the company’s outlook for continued growth and expansion. The Fund sold its position in the company.
•	Hospital services provider Tenet Healthcare Corp. fell on concerns over labor costs, COVID-19-related challenges and lowered guidance. The Fund sold its position in the company.
•	Specialty computing solutions provider SMART Global Holdings, Inc. fell primarily due to weakness reported in its Brazil consumer segment. The Fund sold its position in the company.
Columbia Small Cap Value Fund II | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Semiconductor company MagnaChip Semiconductor Corp. fell as supply chain issues have weighed on margins. A potential acquisition of the company by a Chinese private equity firm was also blocked by the U.S. government over security concerns. The Fund sold its position in the company.
•	Dallas-based banking company Triumph Financial, Inc. fell on concerns over poor results and reduced guidance, particularly due to weakness in its transportation financing business.
The Fund’s notable contributors during the period
•	Strong overall sector allocation and strong stock selection within the materials, industrials and communication services sectors proved insufficient to offset weaker results elsewhere in the portfolio.
•	Top individual performers for the fourth quarter included footwear maker Crocs, Inc., which benefited from its strong quarterly results, improved forward guidance and expectations for a casual footwear trend.
•	Also helping relative results were engineered products provider Materion Corp., which rebounded sharply from a steep plunge late in the prior period when the company posted record results that nonetheless disappointed investors who had higher expectations.
•	Glass packaging maker O-I Glass, Inc. was an additional noteworthy contributor, rising after reporting strong results and favorable guidance driven by increased pricing power.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as  investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Value Fund II | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,059.50	1,018.50	6.49	6.36	1.27
Advisor Class	1,000.00	1,000.00	1,060.30	1,019.74	5.21	5.11	1.02
Class C	1,000.00	1,000.00	1,054.80	1,014.78	10.29	10.09	2.02
Institutional Class	1,000.00	1,000.00	1,060.40	1,019.74	5.21	5.11	1.02
Institutional 2 Class	1,000.00	1,000.00	1,061.30	1,020.43	4.50	4.41	0.88
Institutional 3 Class	1,000.00	1,000.00	1,061.50	1,020.68	4.24	4.16	0.83
Class R	1,000.00	1,000.00	1,057.40	1,017.26	7.75	7.60	1.52
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Value Fund II | Annual Report 2023	7

Portfolio of Investments
February 28, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.9%
Issuer	Shares	Value ($)
Communication Services 1.4%
Interactive Media & Services 0.5%
Ziff Davis, Inc.(a)	84,900	6,705,402
Media 0.9%
Nexstar Media Group, Inc., Class A	64,400	11,971,960
Total Communication Services		18,677,362
Consumer Discretionary 10.5%
Hotels, Restaurants & Leisure 3.6%
Brinker International, Inc.(a)	225,100	8,553,800
International Game Technology PLC	690,000	18,326,400
Light & Wonder, Inc.(a)	198,000	12,396,780
Red Rock Resorts, Inc., Class A	167,800	7,327,826
Total		46,604,806
Household Durables 1.0%
KB Home	379,000	13,367,330
Multiline Retail 0.6%
Macy’s, Inc.	372,700	7,625,442
Specialty Retail 4.7%
American Eagle Outfitters, Inc.	534,200	7,676,454
Foot Locker, Inc.	253,700	11,091,764
Genesco, Inc.(a)	121,689	5,472,354
Group 1 Automotive, Inc.	63,200	13,971,624
Hibbett, Inc.	199,520	14,351,474
Signet Jewelers Ltd.	136,100	9,747,482
Total		62,311,152
Textiles, Apparel & Luxury Goods 0.6%
Crocs, Inc.(a)	69,900	8,507,529
Total Consumer Discretionary		138,416,259
Consumer Staples 4.4%
Food & Staples Retailing 2.7%
BJ’s Wholesale Club Holdings, Inc.(a)	73,600	5,284,480
The Chefs’ Warehouse(a)	418,800	13,631,940
United Natural Foods, Inc.(a)	413,400	16,837,782
Total		35,754,202
Food Products 1.2%
TreeHouse Foods, Inc.(a)	318,000	15,515,220
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.5%
BellRing Brands, Inc.(a)	201,240	6,214,291
Total Consumer Staples		57,483,713
Energy 5.3%
Energy Equipment & Services 1.8%
Helmerich & Payne, Inc.	196,100	8,251,888
Transocean Ltd.(a)	2,126,600	14,864,934
Total		23,116,822
Oil, Gas & Consumable Fuels 3.5%
Civitas Resources, Inc.	245,800	17,247,786
Equitrans Midstream Corp.	919,700	5,545,791
Golar LNG Ltd.(a)	559,200	12,766,536
Murphy Oil Corp.	265,300	10,352,006
Total		45,912,119
Total Energy		69,028,941
Financials 23.8%
Banks 13.7%
Ameris Bancorp	335,200	16,046,024
Atlantic Union Bankshares Corp.	445,575	16,691,239
Bancorp, Inc. (The)(a)	490,300	16,959,477
Cathay General Bancorp	409,500	17,575,740
Community Bank System, Inc.	203,711	12,436,557
Hancock Whitney Corp.	342,900	16,843,248
Independent Bank Corp.	156,268	12,451,434
Independent Bank Group, Inc.	145,300	8,552,358
Pacific Premier Bancorp, Inc.	255,964	8,298,353
Renasant Corp.	231,100	8,314,978
Sandy Spring Bancorp, Inc.	299,300	9,861,935
South State Corp.	64,300	5,187,724
Triumph Financial, Inc.(a)	114,455	6,964,587
UMB Financial Corp.	190,862	17,303,549
United Bankshares, Inc.	162,100	6,608,817
Total		180,096,020
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund II | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.9%
Focus Financial Partners, Inc., Class A(a)	268,500	13,924,410
Houlihan Lokey, Inc., Class A	158,900	15,206,730
Stifel Financial Corp.	126,900	8,480,727
Total		37,611,867
Consumer Finance 0.4%
SLM Corp.	325,100	4,674,938
Insurance 1.7%
AMERISAFE, Inc.	182,700	9,964,458
Argo Group International Holdings Ltd.	437,300	12,703,565
Total		22,668,023
Mortgage Real Estate Investment Trusts (REITS) 1.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	228,900	7,189,749
Starwood Property Trust, Inc.	400,700	7,677,412
Total		14,867,161
Thrifts & Mortgage Finance 4.0%
Axos Financial, Inc.(a)	299,800	14,207,522
MGIC Investment Corp.	895,600	12,323,456
Radian Group, Inc.	543,200	11,597,320
WSFS Financial Corp.	299,800	14,963,018
Total		53,091,316
Total Financials		313,009,325
Health Care 5.8%
Biotechnology 2.0%
Agios Pharmaceuticals, Inc.(a)	133,200	3,371,292
Arcutis Biotherapeutics, Inc.(a)	210,467	3,405,356
Ideaya Biosciences, Inc.(a)	225,500	3,980,075
Immunocore Holdings PLC, ADR(a)	44,800	2,457,280
Insmed, Inc.(a)	153,100	3,120,178
IVERIC bio, Inc.(a)	173,800	3,611,564
Sage Therapeutics, Inc.(a)	136,300	5,675,532
Total		25,621,277
Health Care Equipment & Supplies 2.2%
Haemonetics Corp.(a)	192,900	15,001,833
Merit Medical Systems, Inc.(a)	164,600	11,617,468
Varex Imaging Corp.(a)	152,800	2,703,032
Total		29,322,333
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 0.6%
AdaptHealth Corp.(a)	503,894	8,057,265
Pharmaceuticals 1.0%
Amylyx Pharmaceuticals, Inc.(a)	87,000	3,029,340
Prestige Consumer Healthcare, Inc.(a)	168,300	10,140,075
Total		13,169,415
Total Health Care		76,170,290
Industrials 19.2%
Aerospace & Defense 2.0%
Moog, Inc., Class A	161,565	15,933,540
Parsons Corp.(a)	223,500	10,064,205
Total		25,997,745
Airlines 0.5%
JetBlue Airways Corp.(a)	781,000	6,482,300
Commercial Services & Supplies 1.2%
ABM Industries, Inc.	319,900	15,486,359
Construction & Engineering 2.5%
API Group Corp.(a)	784,700	18,432,603
EMCOR Group, Inc.	85,600	14,314,032
Total		32,746,635
Electrical Equipment 0.8%
Bloom Energy Corp., Class A(a)	529,000	11,474,010
Machinery 0.8%
Evoqua Water Technologies Corp.(a)	216,400	10,508,384
Marine 0.6%
Star Bulk Carriers Corp.	333,200	8,166,732
Professional Services 3.6%
Alight, Inc., Class A(a)	785,200	7,537,920
ICF International, Inc.	128,500	12,784,465
KBR, Inc.	228,000	12,565,080
Science Applications International Corp.	133,100	14,193,784
Total		47,081,249
Road & Rail 1.6%
ArcBest Corp.	119,500	11,495,900
Heartland Express, Inc.	605,000	9,758,650
Total		21,254,550

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 5.6%
Beacon Roofing Supply, Inc.(a)	179,700	11,680,500
Core & Main, Inc., Class A(a)	484,700	11,298,357
FTAI Aviation Ltd.	344,693	8,710,392
Herc Holdings Inc	111,600	16,024,644
Triton International Ltd.	173,800	11,981,772
Univar, Inc.(a)	396,500	13,778,375
Total		73,474,040
Total Industrials		252,672,004
Information Technology 6.7%
Communications Equipment 0.8%
Extreme Networks, Inc.(a)	533,700	9,990,864
Electronic Equipment, Instruments & Components 1.8%
Coherent Corp.(a)	150,700	6,499,691
Knowles Corp.(a)	380,300	6,457,494
Vishay Intertechnology, Inc.	477,200	10,130,956
Total		23,088,141
IT Services 0.7%
ExlService Holdings, Inc.(a)	59,500	9,788,345
Semiconductors & Semiconductor Equipment 2.8%
Amkor Technology, Inc.	197,000	5,074,720
Diodes, Inc.(a)	142,628	13,077,561
Rambus, Inc.(a)	235,900	10,433,857
Ultra Clean Holdings, Inc.(a)	266,200	8,481,132
Total		37,067,270
Software 0.6%
Cerence, Inc.(a)	292,700	8,014,126
Total Information Technology		87,948,746
Materials 7.2%
Chemicals 2.9%
Ashland, Inc.	84,000	8,549,520
Avient Corp.	102,732	4,482,197
Cabot Corp.	197,300	15,691,269
HB Fuller Co.	143,600	10,017,536
Total		38,740,522
Containers & Packaging 1.4%
O-I Glass, Inc.(a)	817,400	18,162,628
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 2.9%
ATI, Inc.(a)	340,700	13,849,455
Materion Corp.	140,500	15,691,040
Ryerson Holding Corp.	226,400	8,134,552
Total		37,675,047
Total Materials		94,578,197
Real Estate 6.7%
Equity Real Estate Investment Trusts (REITS) 6.7%
American Assets Trust, Inc.	304,000	7,669,920
Apple Hospitality REIT, Inc.	711,300	11,743,563
First Industrial Realty Trust, Inc.	184,900	9,753,475
Kite Realty Group Trust	744,000	16,159,680
NetSTREIT Corp.	328,900	6,640,491
Rayonier, Inc.	312,400	10,490,392
STAG Industrial, Inc.	296,200	9,964,168
Tanger Factory Outlet Centers, Inc.	793,400	14,987,326
Total		87,409,015
Total Real Estate		87,409,015
Utilities 4.9%
Electric Utilities 1.2%
Portland General Electric Co.	336,257	16,073,085
Gas Utilities 2.7%
New Jersey Resources Corp.	384,900	19,641,447
ONE Gas, Inc.	201,500	16,152,240
Total		35,793,687
Independent Power and Renewable Electricity Producers 1.0%
Clearway Energy, Inc., Class C	407,800	12,808,998
Total Utilities		64,675,770
Total Common Stocks (Cost $913,011,803)		1,260,069,622

Exchange-Traded Equity Funds 1.9%
	Shares	Value ($)
Sector 1.9%
SPDR S&P Biotech ETF(a)	293,300	24,299,905
Total Exchange-Traded Equity Funds (Cost $25,221,457)		24,299,905

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund II | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Money Market Funds 2.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(b),(c)	33,135,210	33,121,956
Total Money Market Funds (Cost $33,119,559)		33,121,956
Total Investments in Securities (Cost: $971,352,819)		1,317,491,483
Other Assets & Liabilities, Net		(4,031,075)
Net Assets		1,313,460,408
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	61,955,773	511,848,040	(540,685,017)	3,160	33,121,956	6,406	855,160	33,135,210
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2023	11

Portfolio of Investments  (continued)
February 28, 2023
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	18,677,362	—	—	18,677,362
Consumer Discretionary	138,416,259	—	—	138,416,259
Consumer Staples	57,483,713	—	—	57,483,713
Energy	69,028,941	—	—	69,028,941
Financials	313,009,325	—	—	313,009,325
Health Care	76,170,290	—	—	76,170,290
Industrials	252,672,004	—	—	252,672,004
Information Technology	87,948,746	—	—	87,948,746
Materials	94,578,197	—	—	94,578,197
Real Estate	87,409,015	—	—	87,409,015
Utilities	64,675,770	—	—	64,675,770
Total Common Stocks	1,260,069,622	—	—	1,260,069,622
Exchange-Traded Equity Funds	24,299,905	—	—	24,299,905
Money Market Funds	33,121,956	—	—	33,121,956
Total Investments in Securities	1,317,491,483	—	—	1,317,491,483
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund II | Annual Report 2023

Statement of Assets and Liabilities
February 28, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $938,233,260)	$1,284,369,527
Affiliated issuers (cost $33,119,559)	33,121,956
Receivable for:
Investments sold	3,754,975
Capital shares sold	1,845,616
Dividends	1,347,519
Expense reimbursement due from Investment Manager	1,284
Prepaid expenses	11,616
Total assets	1,324,452,493
Liabilities
Payable for:
Investments purchased	9,640,526
Capital shares purchased	918,881
Management services fees	29,854
Distribution and/or service fees	656
Transfer agent fees	151,924
Compensation of board members	165,750
Compensation of chief compliance officer	251
Other expenses	84,243
Total liabilities	10,992,085
Net assets applicable to outstanding capital stock	$1,313,460,408
Represented by
Paid in capital	934,030,968
Total distributable earnings (loss)	379,429,440
Total - representing net assets applicable to outstanding capital stock	$1,313,460,408
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2023	13

Statement of Assets and Liabilities  (continued)
February 28, 2023
Class A
Net assets	$84,579,867
Shares outstanding	5,129,991
Net asset value per share	$16.49
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.50
Advisor Class
Net assets	$84,624,450
Shares outstanding	4,859,717
Net asset value per share	$17.41
Class C
Net assets	$1,334,954
Shares outstanding	100,211
Net asset value per share	$13.32
Institutional Class
Net assets	$376,006,940
Shares outstanding	22,268,744
Net asset value per share	$16.88
Institutional 2 Class
Net assets	$201,436,393
Shares outstanding	11,517,425
Net asset value per share	$17.49
Institutional 3 Class
Net assets	$562,816,404
Shares outstanding	32,036,831
Net asset value per share	$17.57
Class R
Net assets	$2,661,400
Shares outstanding	166,085
Net asset value per share	$16.02
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund II | Annual Report 2023

Statement of Operations
Year Ended February 28, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$22,987,727
Dividends — affiliated issuers	855,160
Interfund lending	1,901
Foreign taxes withheld	(45,943)
Total income	23,798,845
Expenses:
Management services fees	10,882,897
Distribution and/or service fees
Class A	210,455
Class C	13,524
Class R	12,191
Transfer agent fees
Class A	178,015
Advisor Class	219,741
Class C	2,862
Institutional Class	845,391
Institutional 2 Class	114,481
Institutional 3 Class	40,534
Class R	5,164
Compensation of board members	26,082
Custodian fees	18,904
Printing and postage fees	187,106
Registration fees	158,474
Audit fees	36,840
Legal fees	31,066
Compensation of chief compliance officer	246
Other	30,997
Total expenses	13,014,970
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(655,412)
Expense reduction	(100)
Total net expenses	12,359,458
Net investment income	11,439,387
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	89,786,108
Investments — affiliated issuers	6,406
Net realized gain	89,792,514
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(172,539,910)
Investments — affiliated issuers	3,160
Net change in unrealized appreciation (depreciation)	(172,536,750)
Net realized and unrealized loss	(82,744,236)
Net decrease in net assets resulting from operations	$(71,304,849)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2023	15

Statement of Changes in Net Assets
	Year Ended February 28, 2023	Year Ended February 28, 2022
Operations
Net investment income	$11,439,387	$3,918,259
Net realized gain	89,792,514	180,509,539
Net change in unrealized appreciation (depreciation)	(172,536,750)	(17,518,707)
Net increase (decrease) in net assets resulting from operations	(71,304,849)	166,909,091
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,947,604)	(11,132,679)
Advisor Class	(5,870,779)	(15,473,174)
Class C	(93,614)	(172,699)
Institutional Class	(23,831,903)	(54,172,778)
Institutional 2 Class	(11,602,604)	(27,431,969)
Institutional 3 Class	(30,647,862)	(86,013,104)
Class R	(130,677)	(505,702)
Total distributions to shareholders	(77,125,043)	(194,902,105)
Increase (decrease) in net assets from capital stock activity	(141,121,623)	295,265,372
Total increase (decrease) in net assets	(289,551,515)	267,272,358
Net assets at beginning of year	1,603,011,923	1,335,739,565
Net assets at end of year	$1,313,460,408	$1,603,011,923
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund II | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2023		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,302,848	21,614,478	1,904,995	37,448,934
Fund reorganization	—	—	102,798	1,822,064
Distributions reinvested	284,058	4,375,929	515,548	10,020,650
Redemptions	(1,391,997)	(22,891,077)	(1,280,388)	(25,009,568)
Net increase	194,909	3,099,330	1,242,953	24,282,080
Advisor Class
Subscriptions	5,646,799	96,885,655	3,499,219	71,418,698
Fund reorganization	—	—	4,247,560	79,222,767
Distributions reinvested	306,458	5,038,527	669,131	13,759,766
Redemptions	(10,273,093)	(184,029,552)	(6,142,833)	(124,064,664)
Net increase (decrease)	(4,319,836)	(82,105,370)	2,273,077	40,336,567
Class C
Subscriptions	22,275	308,111	70,460	1,155,402
Distributions reinvested	7,376	92,070	10,663	171,009
Redemptions	(26,154)	(351,927)	(20,474)	(333,741)
Net increase	3,497	48,254	60,649	992,670
Institutional Class
Subscriptions	9,868,882	174,150,843	8,709,443	176,726,803
Distributions reinvested	1,353,087	21,322,406	2,485,306	49,323,735
Redemptions	(11,456,661)	(192,201,504)	(6,068,437)	(120,323,290)
Net increase (decrease)	(234,692)	3,271,745	5,126,312	105,727,248
Institutional 2 Class
Subscriptions	3,928,838	69,110,773	4,554,026	92,890,951
Distributions reinvested	709,576	11,598,977	1,337,272	27,417,036
Redemptions	(4,568,501)	(80,758,011)	(5,903,551)	(123,227,966)
Net increase (decrease)	69,913	(48,261)	(12,253)	(2,919,979)
Institutional 3 Class
Subscriptions	14,798,985	259,578,537	12,888,406	267,021,479
Fund reorganization	—	—	50,335	946,037
Distributions reinvested	1,628,642	26,797,164	3,709,447	76,346,220
Redemptions	(19,031,222)	(351,036,283)	(10,429,093)	(215,750,681)
Net increase (decrease)	(2,603,595)	(64,660,582)	6,219,095	128,563,055
Class R
Subscriptions	63,740	1,009,251	43,521	857,511
Distributions reinvested	8,720	130,677	26,625	505,702
Redemptions	(108,124)	(1,866,667)	(161,147)	(3,079,482)
Net decrease	(35,664)	(726,739)	(91,001)	(1,716,269)
Total net increase (decrease)	(6,925,468)	(141,121,623)	14,818,832	295,265,372
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2023	$18.48	0.09	(1.09)	(1.00)	(0.06)	(0.93)	(0.99)
Year Ended 2/28/2022	$18.85	(0.02)	2.33	2.31	(0.03)	(2.65)	(2.68)
Year Ended 2/28/2021	$12.89	0.03	6.04	6.07	(0.05)	(0.06)	(0.11)
Year Ended 2/29/2020	$15.11	0.06	(1.76)	(1.70)	(0.09)	(0.43)	(0.52)
Year Ended 2/28/2019	$17.11	0.03	(0.10)	(0.07)	(0.01)	(1.92)	(1.93)
Advisor Class
Year Ended 2/28/2023	$19.46	0.15	(1.18)	(1.03)	(0.09)	(0.93)	(1.02)
Year Ended 2/28/2022	$19.71	0.03	2.45	2.48	(0.08)	(2.65)	(2.73)
Year Ended 2/28/2021	$13.46	0.06	6.33	6.39	(0.08)	(0.06)	(0.14)
Year Ended 2/29/2020	$15.75	0.10	(1.83)	(1.73)	(0.13)	(0.43)	(0.56)
Year Ended 2/28/2019	$17.75	0.07	(0.11)	(0.04)	(0.04)	(1.92)	(1.96)
Class C
Year Ended 2/28/2023	$15.20	(0.03)	(0.92)	(0.95)	—	(0.93)	(0.93)
Year Ended 2/28/2022	$16.01	(0.13)	1.97	1.84	—	(2.65)	(2.65)
Year Ended 2/28/2021	$11.00	(0.06)	5.13	5.07	—	(0.06)	(0.06)
Year Ended 2/29/2020	$12.96	(0.04)	(1.51)	(1.55)	—	(0.41)	(0.41)
Year Ended 2/28/2019	$15.06	(0.11)	(0.07)	(0.18)	—	(1.92)	(1.92)
Institutional Class
Year Ended 2/28/2023	$18.90	0.13	(1.13)	(1.00)	(0.09)	(0.93)	(1.02)
Year Ended 2/28/2022	$19.21	0.04	2.38	2.42	(0.08)	(2.65)	(2.73)
Year Ended 2/28/2021	$13.12	0.07	6.16	6.23	(0.08)	(0.06)	(0.14)
Year Ended 2/29/2020	$15.37	0.10	(1.79)	(1.69)	(0.13)	(0.43)	(0.56)
Year Ended 2/28/2019	$17.37	0.07	(0.11)	(0.04)	(0.04)	(1.92)	(1.96)
Institutional 2 Class
Year Ended 2/28/2023	$19.53	0.16	(1.16)	(1.00)	(0.11)	(0.93)	(1.04)
Year Ended 2/28/2022	$19.77	0.06	2.45	2.51	(0.10)	(2.65)	(2.75)
Year Ended 2/28/2021	$13.48	0.09	6.35	6.44	(0.09)	(0.06)	(0.15)
Year Ended 2/29/2020	$15.78	0.12	(1.84)	(1.72)	(0.15)	(0.43)	(0.58)
Year Ended 2/28/2019	$17.78	0.10	(0.11)	(0.01)	(0.07)	(1.92)	(1.99)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund II | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2023	$16.49	(4.97%)	1.33%	1.27%(c)	0.53%	67%	$84,580
Year Ended 2/28/2022	$18.48	11.94%	1.34%	1.28%(c)	(0.08%)	50%	$91,223
Year Ended 2/28/2021	$18.85	47.45%	1.37%	1.29%(c)	0.27%	55%	$69,591
Year Ended 2/29/2020	$12.89	(11.58%)	1.36%	1.28%(c)	0.40%	27%	$99,356
Year Ended 2/28/2019	$15.11	(0.15%)	1.35%	1.27%(c)	0.17%	38%	$144,155
Advisor Class
Year Ended 2/28/2023	$17.41	(4.83%)	1.08%	1.02%(c)	0.85%	67%	$84,624
Year Ended 2/28/2022	$19.46	12.26%	1.09%	1.03%(c)	0.15%	50%	$178,599
Year Ended 2/28/2021	$19.71	47.83%	1.12%	1.05%(c)	0.44%	55%	$136,110
Year Ended 2/29/2020	$13.46	(11.34%)	1.11%	1.03%(c)	0.64%	27%	$57,400
Year Ended 2/28/2019	$15.75	0.09%	1.10%	1.02%(c)	0.42%	38%	$85,978
Class C
Year Ended 2/28/2023	$13.32	(5.72%)	2.08%	2.02%(c)	(0.22%)	67%	$1,335
Year Ended 2/28/2022	$15.20	11.10%	2.09%	2.03%(c)	(0.81%)	50%	$1,470
Year Ended 2/28/2021	$16.01	46.38%	2.12%	2.05%(c)	(0.55%)	55%	$577
Year Ended 2/29/2020	$11.00	(12.27%)	2.11%	2.03%(c)	(0.33%)	27%	$315
Year Ended 2/28/2019	$12.96	(0.93%)	2.09%	2.02%(c)	(0.71%)	38%	$611
Institutional Class
Year Ended 2/28/2023	$16.88	(4.81%)	1.08%	1.02%(c)	0.76%	67%	$376,007
Year Ended 2/28/2022	$18.90	12.27%	1.09%	1.03%(c)	0.18%	50%	$425,250
Year Ended 2/28/2021	$19.21	47.85%	1.12%	1.04%(c)	0.51%	55%	$333,786
Year Ended 2/29/2020	$13.12	(11.36%)	1.11%	1.03%(c)	0.66%	27%	$350,469
Year Ended 2/28/2019	$15.37	0.09%	1.10%	1.02%(c)	0.42%	38%	$545,568
Institutional 2 Class
Year Ended 2/28/2023	$17.49	(4.64%)	0.92%	0.88%	0.92%	67%	$201,436
Year Ended 2/28/2022	$19.53	12.41%	0.91%	0.88%	0.30%	50%	$223,545
Year Ended 2/28/2021	$19.77	48.19%	0.94%	0.90%	0.62%	55%	$226,504
Year Ended 2/29/2020	$13.48	(11.26%)	0.92%	0.89%	0.79%	27%	$144,260
Year Ended 2/28/2019	$15.78	0.22%	0.91%	0.88%	0.60%	38%	$118,654
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2023	$19.61	0.17	(1.16)	(0.99)	(0.12)	(0.93)	(1.05)
Year Ended 2/28/2022	$19.84	0.08	2.45	2.53	(0.11)	(2.65)	(2.76)
Year Ended 2/28/2021	$13.53	0.09	6.38	6.47	(0.10)	(0.06)	(0.16)
Year Ended 2/29/2020	$15.84	0.13	(1.85)	(1.72)	(0.16)	(0.43)	(0.59)
Year Ended 2/28/2019	$17.84	0.11	(0.12)	(0.01)	(0.07)	(1.92)	(1.99)
Class R
Year Ended 2/28/2023	$18.01	0.05	(1.09)	(1.04)	(0.02)	(0.93)	(0.95)
Year Ended 2/28/2022	$18.44	(0.07)	2.29	2.22	—	(2.65)	(2.65)
Year Ended 2/28/2021	$12.62	(0.00)(d)	5.91	5.91	(0.03)	(0.06)	(0.09)
Year Ended 2/29/2020	$14.80	0.02	(1.71)	(1.69)	(0.06)	(0.43)	(0.49)
Year Ended 2/28/2019	$16.84	(0.01)	(0.11)	(0.12)	—	(1.92)	(1.92)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Value Fund II | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2023	$17.57	(4.58%)	0.87%	0.83%	0.99%	67%	$562,816
Year Ended 2/28/2022	$19.61	12.46%	0.86%	0.83%	0.37%	50%	$679,291
Year Ended 2/28/2021	$19.84	48.20%	0.89%	0.85%	0.67%	55%	$563,772
Year Ended 2/29/2020	$13.53	(11.23%)	0.87%	0.84%	0.84%	27%	$393,074
Year Ended 2/28/2019	$15.84	0.27%	0.85%	0.83%	0.62%	38%	$487,282
Class R
Year Ended 2/28/2023	$16.02	(5.32%)	1.57%	1.52%(c)	0.31%	67%	$2,661
Year Ended 2/28/2022	$18.01	11.73%	1.59%	1.53%(c)	(0.34%)	50%	$3,633
Year Ended 2/28/2021	$18.44	47.11%	1.62%	1.55%(c)	(0.00%)(d)	55%	$5,399
Year Ended 2/29/2020	$12.62	(11.79%)	1.61%	1.53%(c)	0.15%	27%	$4,796
Year Ended 2/28/2019	$14.80	(0.46%)	1.60%	1.52%(c)	(0.08%)	38%	$6,104
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2023	21

Notes to Financial Statements
February 28, 2023
Note 1. Organization
Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Small Cap Value Fund II | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Small Cap Value Fund II | Annual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2023 was 0.83% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
24	Columbia Small Cap Value Fund II | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.21
Advisor Class	0.21
Class C	0.21
Institutional Class	0.21
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.21
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $100.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Small Cap Value Fund II | Annual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	70,835
Class C	—	1.00(b)	311

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2024
Class A	1.27%
Advisor Class	1.02
Class C	2.02
Institutional Class	1.02
Institutional 2 Class	0.88
Institutional 3 Class	0.83
Class R	1.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
26	Columbia Small Cap Value Fund II | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
At February 28, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, trustees’ deferred compensation, disallowed capital gains (losses) on a redemption-in-kind and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(893,404)	(14,609,974)	15,503,378
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2023			Year Ended February 28, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,962,311	69,162,732	77,125,043	53,913,346	140,988,759	194,902,105
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,893,333	34,298,158	—	342,401,894
At February 28, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
975,089,590	360,709,889	(18,307,995)	342,401,894
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $863,873,717 and $1,051,486,387, respectively, for the year ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Small Cap Value Fund II | Annual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023
Note 6. Redemption-in-kind
Proceeds from the sales of securities for Columbia Small Cap Value Fund II include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended February 28, 2023, securities and other assets with a value of $15,217,575 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $4,050,236, which is not taxable to remaining shareholders in the Fund.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,260,000	2.58	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 9. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
28	Columbia Small Cap Value Fund II | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
The Fund had no borrowings during the year ended February 28, 2023.
Note 10. Fund reorganization
At the close of business on January 21, 2022, the Fund acquired the assets and assumed the identified liabilities of BMO Small-Cap Value Fund (the Acquired Fund), a series of BMO Funds Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on January 7, 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $1,435,987,849 and the combined net assets immediately after the reorganization were $1,517,978,717.
The reorganization was accomplished by a tax-free exchange of 6,695,724 shares of the Acquired Fund valued at $81,990,868 (including $4,638,318 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	102,798
Advisor Class	4,247,560
Institutional 3 Class	50,335
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2021, the Fund’s pro-forma results of operations for the year ended February 28, 2022 would have been approximately:
($)
Net investment income	4,488,000
Net realized gain	206,826,000
Net change in unrealized appreciation/(depreciation)	(31,844,000)
Net increase in net assets from operations	179,470,000
Note 11. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Columbia Small Cap Value Fund II | Annual Report 2023	29

Notes to Financial Statements  (continued)
February 28, 2023
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 28, 2023, one unaffiliated shareholders of record owned 21.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 12. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
30	Columbia Small Cap Value Fund II | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Note 13. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Small Cap Value Fund II | Annual Report 2023	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Value Fund II
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Value Fund II (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Small Cap Value Fund II | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$78,261,984
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia Small Cap Value Fund II | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
34	Columbia Small Cap Value Fund II | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Former Trustee, MA Taxpayers Foundation,1997-2022; former Governing Board Member (Chairperson of Innovation Index Advisory Committee), MA Technology Collaborative, 1997-2020; former Director, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Small Cap Value Fund II | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
36	Columbia Small Cap Value Fund II | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Columbia Small Cap Value Fund II | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
38	Columbia Small Cap Value Fund II | Annual Report 2023

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Columbia Small Cap Value Fund II
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN230_02_N01_(04/23)

Annual Report
February 28, 2023
Columbia Overseas Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Overseas Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Overseas Value Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2008
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/28/13	0.15	1.89	5.29
	Including sales charges		-5.63	0.69	4.67
Advisor Class*		07/01/15	0.46	2.14	5.55
Class C	Excluding sales charges	02/28/13	-0.56	1.13	4.50
	Including sales charges		-1.54	1.13	4.50
Institutional Class		03/31/08	0.46	2.17	5.54
Institutional 2 Class*		07/01/15	0.53	2.26	5.64
Institutional 3 Class*		07/01/15	0.57	2.28	5.68
Class R*		03/01/16	-0.05	1.63	5.03
MSCI EAFE Value Index (Net)			0.61	1.31	3.79
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Overseas Value Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2013 — February 28, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	6.8
Consumer Discretionary	4.3
Consumer Staples	11.9
Energy	14.8
Financials	28.5
Health Care	10.6
Industrials	8.1
Information Technology	4.5
Materials	5.8
Real Estate	0.3
Utilities	4.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 28, 2023)
Australia	1.3
Brazil	0.2
Canada	5.6
China	1.8
Finland	1.9
France	13.0
Germany	4.0
Greece	1.0
Hong Kong	1.3
Ireland	2.0
Israel	2.9
Country breakdown (%) (at February 28, 2023)
Japan	18.7
Netherlands	12.1
Norway	0.8
Russian Federation	0.0(a)
Singapore	2.6
South Africa	0.4
South Korea	0.7
Spain	3.7
Sweden	0.6
Switzerland	2.3
Taiwan	1.1
United Kingdom	14.5
United States(b)	7.5
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds and Exchange-Traded Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Overseas Value Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 28, 2023, Class A shares of Columbia Overseas Value Fund returned 0.15% excluding sales charges. The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 0.61% for the same time period.
Market overview
International equity markets delivered mixed results during the 12-month period, with most major benchmarks posting negative returns despite strong results in certain industry groups.  For example, the broad developed-market MSCI EAFE Index (Net) finished down more than 3% in U.S. dollar terms. In contrast, the energy sector within the same index was up more than 30%.
Numerous concerns weighed on sentiment throughout the first half of the period, particularly a toxic combination of geopolitical and financial market events that punished most asset returns except for “hard” assets such as oil, gold and other commodities. As a result of the Russian invasion of Ukraine, many western nations imposed punitive sanctions on Russia that limited its ability to transact in global markets and access assets held outside its borders.  Combined, Russia and Ukraine provide a significant portion of many raw materials to the global economy, focused most prominently in Europe and the Middle East.  Loss of these supplies disrupted access to basic necessities for many countries and raised the cost of such goods precipitously in some cases.
As the war in Ukraine continued to grind on, pressure on commodity markets around the world was made even worse by lockdowns in China stemming from its zero-COVID policy. Mounting inflationary pressures forced central banks globally into the unfortunate position of needing to tighten monetary policy despite deteriorating economic conditions. These “stagflationary” conditions proved to be a major driver of poor returns across both stocks and bonds.
Despite occasional bursts of optimism that drove brief attempts at equity rallies, market momentum remained volatile and continued downward. Poor fixed-income returns, which typically have served as a safe-haven offset to declining equity markets, compounded the steep drawdowns in stocks. A steadily strengthening U.S. dollar over the first seven months of the reporting period (from the end of February 2022 through the end of September 2022) was an additional headwind for U.S. investors and eroded returns significantly.  During that seven-month period, the MSCI EAFE Index (Net) lost about 11% when measured in local currencies but lost more than 25% in U.S. dollar terms.
Sentiment reversed abruptly though, apparently fueled by hints that the global slowdown was beginning to moderate.  An early catalyst was Australia hiking interest rates by just 25 basis points versus expectations of 50 basis points, leading to speculation that other central banks would need to pivot in response to increasing stress from the global tightening cycle. (A basis point is 1/100 of a percent.) Investors also were pleased that China scrapped its zero-COVID lockdown policy, even though that welcome news was followed by worries that a resulting surge in infections would weigh on growth and make for a challenging reopening of the country’s economy.
Those expectations helped weaken the U.S. dollar and buoy international equity returns for U.S. investors – but only until the final month of the period.  At that point, stronger-than-expected U.S. economic data revived worries over the so-called “higher-for-longer” U.S. interest rate regime and overwhelmed any expectations of a slowdown in U.S. Federal Reserve interest rate hikes, pushing the  U.S. dollar back on a strengthening trend that again fanned a headwind for U.S. investors.
The Fund’s notable detractors during the period
•	The Fund’s underperformance of its benchmark during the period was caused primarily by adverse stock selection, particularly within the United Kingdom, as well as within the communication services and industrials sectors.
•	Individual holdings that lagged in absolute and relative terms included Vodafone Group Plc (United Kingdom), Leroy Seafood Group ASA (Norway), Atos SE (France), KION GROUP AG (Germany) and Toyota Motor Corp. (Japan).
•	From a geographical perspective, the Fund’s modest out-of-benchmark allocations to Brazil and South Africa hurt relative performance, as did stock selection within the United Kingdom, Germany and Sweden.
Columbia Overseas Value Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable contributors during the period
•	Relative to its benchmark, the Fund’s overweight positions in Canada, the United States and the energy sector helped results. Security selection in Japan also proved beneficial.
•	Individual top performers included TotalEnergies SE (France), Teekay Tankers Ltd. (Bermuda), ING Groep NV (Netherlands), BP p.l.c. (United Kingdom) and Shell Plc (United Kingdom).
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Overseas Value Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,138.90	1,019.04	6.15	5.81	1.16
Advisor Class	1,000.00	1,000.00	1,140.30	1,020.28	4.83	4.56	0.91
Class C	1,000.00	1,000.00	1,134.60	1,015.32	10.11	9.54	1.91
Institutional Class	1,000.00	1,000.00	1,140.80	1,020.28	4.83	4.56	0.91
Institutional 2 Class	1,000.00	1,000.00	1,141.30	1,020.73	4.35	4.11	0.82
Institutional 3 Class	1,000.00	1,000.00	1,141.60	1,020.98	4.09	3.86	0.77
Class R	1,000.00	1,000.00	1,136.90	1,017.80	7.47	7.05	1.41
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Overseas Value Fund | Annual Report 2023	7

Portfolio of Investments
February 28, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.4%
Issuer	Shares	Value ($)
Australia 1.3%
Northern Star Resources Ltd.	4,910,705	34,273,422
Brazil 0.2%
Azul SA, ADR(a)	1,052,254	4,293,196
Canada 5.5%
Alimentation Couche-Tard, Inc.	977,144	45,838,760
Cameco Corp.	1,259,812	34,443,260
Nutrien Ltd.	211,966	16,486,715
Teck Resources Ltd., Class B	592,256	23,642,859
Teekay Tankers Ltd., Class A(a),(b)	498,286	22,497,613
Vermilion Energy, Inc.	515,592	6,908,933
Total		149,818,140
China 1.8%
Guangdong Investment Ltd.	32,616,000	32,959,815
Industrial & Commercial Bank of China Ltd., Class H	31,175,000	15,555,147
Total		48,514,962
Finland 1.9%
UPM-Kymmene OYJ	1,418,874	51,414,967
France 13.0%
AXA SA	2,385,786	75,179,677
BNP Paribas SA	919,793	64,303,823
DBV Technologies SA, ADR(a)	329,151	477,269
Eiffage SA	303,652	33,325,559
Engie SA	1,456,890	21,260,943
Sanofi	589,876	55,152,423
TotalEnergies SE	1,643,511	101,411,573
Total		351,111,267
Germany 4.0%
Bayer AG, Registered Shares	290,889	17,273,353
Duerr AG	715,744	26,943,220
E.ON SE	3,122,079	34,064,613
KION Group AG	335,681	13,147,284
Mercedes-Benz Group AG, Registered Shares	224,757	17,225,999
Total		108,654,469
Greece 1.0%
Piraeus Financial Holdings SA(a)	10,487,651	26,588,748
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 1.3%
WH Group Ltd.	58,557,330	34,076,205
Ireland 2.0%
Amarin Corp. PLC, ADR(a)	306,060	621,302
Bank of Ireland Group PLC	2,693,951	29,679,577
Flutter Entertainment PLC(a)	149,322	23,974,908
Total		54,275,787
Israel 2.9%
Bank Hapoalim BM	2,877,764	24,070,268
Bezeq Israeli Telecommunication Corp., Ltd.	12,771,876	17,678,334
Check Point Software Technologies Ltd.(a)	296,328	36,661,700
Total		78,410,302
Japan 18.7%
Dai-ichi Life Holdings, Inc.	1,880,900	40,127,719
Daiwabo Holdings Co., Ltd.	2,077,600	32,106,452
ITOCHU Corp.	1,729,000	51,681,010
Kinden Corp.	1,229,600	13,805,822
Koito Manufacturing Co., Ltd.	917,000	15,411,201
Marubeni Corp.	2,240,100	28,597,251
MatsukiyoCocokara & Co.	939,100	43,641,035
Mebuki Financial Group, Inc.	5,772,600	15,517,831
Nippon Telegraph & Telephone Corp.	1,136,200	32,923,461
ORIX Corp.	2,949,600	52,865,698
Ship Healthcare Holdings, Inc.	1,233,100	22,256,025
Sumitomo Mitsui Financial Group, Inc.	1,480,200	64,646,051
Takeda Pharmaceutical Co., Ltd.	1,663,300	51,270,060
Takuma Co., Ltd.	809,845	8,154,468
Toyota Motor Corp.	2,357,500	32,131,730
Total		505,135,814
Netherlands 12.1%
ABN AMRO Bank NV	1,166,260	20,580,042
ASR Nederland NV	1,206,341	54,901,632
ING Groep NV	5,153,829	72,128,458
Koninklijke Ahold Delhaize NV	2,049,976	65,090,640
Shell PLC	3,720,417	112,685,408
Total		325,386,180
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Overseas Value Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Norway 0.8%
Leroy Seafood Group ASA	4,407,147	21,853,674
Russian Federation —%
Lukoil PJSC(c),(d),(e)	106,132	—
Singapore 2.6%
BW LPG Ltd.	2,265,558	19,818,717
Venture Corp., Ltd.	3,881,100	49,424,316
Total		69,243,033
South Africa 0.4%
Sibanye Stillwater Ltd., ADR	1,319,231	10,685,771
South Korea 0.7%
Hyundai Home Shopping Network Corp.	126,141	4,911,073
Youngone Corp.(a)	470,847	15,160,225
Total		20,071,298
Spain 3.7%
Banco Santander SA	17,538,816	69,057,470
Endesa SA	1,347,343	26,421,438
Tecnicas Reunidas SA(a)	421,593	4,830,356
Total		100,309,264
Sweden 0.6%
Samhallsbyggnadsbolaget i Norden AB	4,820,143	7,865,127
Stillfront Group AB(a)	5,008,108	9,219,548
Total		17,084,675
Switzerland 2.3%
Novartis AG, Registered Shares	725,973	61,097,978
Taiwan 1.1%
Fubon Financial Holding Co., Ltd.	15,228,115	29,777,272
United Kingdom 14.5%
AstraZeneca PLC, ADR	319,632	20,833,614
Barclays Bank PLC	8,231,325	17,274,163
BP PLC	4,640,760	30,496,906
British American Tobacco PLC	2,093,218	79,219,497
BT Group PLC	19,089,659	32,003,007
Crest Nicholson Holdings PLC	1,591,799	4,677,861
Common Stocks (continued)
Issuer	Shares	Value ($)
DCC PLC	582,431	32,346,222
Imperial Brands PLC	934,499	22,513,276
John Wood Group PLC(a)	2,165,502	5,090,862
Just Group PLC	25,551,420	26,892,710
Liberty Global PLC, Class C(a)	1,647,841	35,016,621
TP Icap Group PLC	14,403,106	33,436,818
Vodafone Group PLC	43,526,377	52,117,379
Total		391,918,936
United States 5.0%
Burford Capital Ltd.	2,199,341	17,924,629
Diversified Energy Co. PLC	28,098,447	35,217,742
Energy Fuels, Inc.(a),(b)	2,223,773	14,921,517
Insmed, Inc.(a)	198,859	4,052,747
Jazz Pharmaceuticals PLC(a)	303,355	42,591,042
Livent Corp.(a)	721,014	16,907,778
Quotient Ltd.(a)	22,353	1,062
Sage Therapeutics, Inc.(a)	60,538	2,520,802
Total		134,137,319
Total Common Stocks (Cost $2,584,804,285)		2,628,132,679

Exchange-Traded Equity Funds 2.3%
	Shares	Value ($)
United States 2.3%
iShares MSCI EAFE Value ETF	1,299,028	63,067,810
Total Exchange-Traded Equity Funds (Cost $63,790,148)		63,067,810

Money Market Funds 0.2%

Columbia Short-Term Cash Fund, 4.748%(f),(g)	4,592,371	4,590,534
Total Money Market Funds (Cost $4,590,339)		4,590,534
Total Investments in Securities (Cost $2,653,184,772)		2,695,791,023
Other Assets & Liabilities, Net		3,688,238
Net Assets		$2,699,479,261

At February 28, 2023, securities and/or cash totaling $18,824,201 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
11,595,000 AUD	8,036,181 USD	Goldman Sachs International	03/09/2023	231,769	—
120,581,000 CAD	89,952,837 USD	Goldman Sachs International	03/09/2023	1,576,842	—
29,248,000 EUR	31,703,547 USD	Goldman Sachs International	03/09/2023	754,083	—
4,172,917,000 JPY	32,115,813 USD	Goldman Sachs International	03/09/2023	1,435,405	—
16,287,165,000 KRW	13,117,884 USD	Goldman Sachs International	03/09/2023	801,269	—
398,460,000 NOK	39,553,685 USD	Goldman Sachs International	03/09/2023	1,169,214	—
170,393,000 SEK	16,103,273 USD	Goldman Sachs International	03/09/2023	—	(180,600)
10,680,000 SGD	8,058,592 USD	Goldman Sachs International	03/09/2023	136,920	—
2,055,366,000 TWD	68,092,298 USD	Goldman Sachs International	03/09/2023	729,761	—
126,258,320 USD	181,899,000 AUD	Goldman Sachs International	03/09/2023	—	(3,824,953)
21,458,328 USD	28,833,000 CAD	Goldman Sachs International	03/09/2023	—	(326,102)
7,826,171 USD	7,254,000 CHF	Goldman Sachs International	03/09/2023	—	(117,970)
7,841,716 USD	54,017,000 DKK	Goldman Sachs International	03/09/2023	—	(161,681)
23,601,819 USD	21,798,000 EUR	Goldman Sachs International	03/09/2023	—	(535,750)
47,299,589 USD	38,959,000 GBP	Goldman Sachs International	03/09/2023	—	(431,392)
13,594,353 USD	1,748,940,000 JPY	Goldman Sachs International	03/09/2023	—	(735,675)
5,451,695 USD	53,869,000 NOK	Goldman Sachs International	03/09/2023	—	(262,383)
41,913,794 USD	65,911,000 NZD	Goldman Sachs International	03/09/2023	—	(1,160,561)
63,144,420 USD	656,694,000 SEK	Goldman Sachs International	03/09/2023	—	(386,435)
26,331,512 USD	34,817,000 SGD	Goldman Sachs International	03/09/2023	—	(506,712)
Total				6,835,263	(8,630,214)

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Energy Fuels, Inc.	Morgan Stanley	USD	(6,854,936)	(10,216)	10.00	3/17/2023	(35,569)	(25,540)
Teekay Tankers Ltd.	Morgan Stanley	USD	(11,969,265)	(2,651)	40.00	3/17/2023	(36,376)	(1,511,070)
Total							(71,945)	(1,536,610)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2023, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(d)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At February 28, 2023, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Lukoil PJSC	01/25/2022-01/26/2022	106,132	8,693,218	—

(e)	Valuation based on significant unobservable inputs.
(f)	The rate shown is the seven-day current annualized yield at February 28, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Overseas Value Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Notes to Portfolio of Investments  (continued)
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	11,100,869	584,426,244	(590,936,192)	(387)	4,590,534	6,141	366,321	4,592,371
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
February 28, 2023
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	34,273,422	—	34,273,422
Brazil	4,293,196	—	—	4,293,196
Canada	149,818,140	—	—	149,818,140
China	—	48,514,962	—	48,514,962
Finland	—	51,414,967	—	51,414,967
France	477,269	350,633,998	—	351,111,267
Germany	—	108,654,469	—	108,654,469
Greece	—	26,588,748	—	26,588,748
Hong Kong	—	34,076,205	—	34,076,205
Ireland	621,302	53,654,485	—	54,275,787
Israel	36,661,700	41,748,602	—	78,410,302
Japan	—	505,135,814	—	505,135,814
Netherlands	—	325,386,180	—	325,386,180
Norway	—	21,853,674	—	21,853,674
Russian Federation	—	—	0*	0*
Singapore	—	69,243,033	—	69,243,033
South Africa	10,685,771	—	—	10,685,771
South Korea	—	20,071,298	—	20,071,298
Spain	—	100,309,264	—	100,309,264
Sweden	—	17,084,675	—	17,084,675
Switzerland	—	61,097,978	—	61,097,978
Taiwan	—	29,777,272	—	29,777,272
United Kingdom	55,850,235	336,068,701	—	391,918,936
United States	98,918,515	35,218,804	—	134,137,319
Total Common Stocks	357,326,128	2,270,806,551	0*	2,628,132,679
Exchange-Traded Equity Funds	63,067,810	—	—	63,067,810
Money Market Funds	4,590,534	—	—	4,590,534
Total Investments in Securities	424,984,472	2,270,806,551	0*	2,695,791,023
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	6,835,263	—	6,835,263
Liability
Forward Foreign Currency Exchange Contracts	—	(8,630,214)	—	(8,630,214)
Options Contracts Written	(1,536,610)	—	—	(1,536,610)
Total	423,447,862	2,269,011,600	—	2,692,459,462

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Overseas Value Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2023	13

Statement of Assets and Liabilities
February 28, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,648,594,433)	$2,691,200,489
Affiliated issuers (cost $4,590,339)	4,590,534
Cash	19
Unrealized appreciation on forward foreign currency exchange contracts	6,835,263
Receivable for:
Investments sold	2,720,222
Capital shares sold	2,902,820
Dividends	3,383,005
Foreign tax reclaims	4,126,152
Expense reimbursement due from Investment Manager	4,037
Prepaid expenses	15,265
Total assets	2,715,777,806
Liabilities
Option contracts written, at value (premiums received $71,945)	1,536,610
Foreign currency (cost $149,863)	149,863
Unrealized depreciation on forward foreign currency exchange contracts	8,630,214
Payable for:
Investments purchased	1,353,393
Capital shares purchased	3,896,887
Management services fees	57,604
Distribution and/or service fees	2,685
Transfer agent fees	221,535
Compensation of board members	240,491
Compensation of chief compliance officer	493
Other expenses	208,770
Total liabilities	16,298,545
Net assets applicable to outstanding capital stock	$2,699,479,261
Represented by
Paid in capital	2,981,534,737
Total distributable earnings (loss)	(282,055,476)
Total - representing net assets applicable to outstanding capital stock	$2,699,479,261
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Overseas Value Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
February 28, 2023
Class A
Net assets	$300,206,987
Shares outstanding	30,162,535
Net asset value per share	$9.95
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.56
Advisor Class
Net assets	$428,049,855
Shares outstanding	43,097,618
Net asset value per share	$9.93
Class C
Net assets	$15,532,100
Shares outstanding	1,574,517
Net asset value per share	$9.86
Institutional Class
Net assets	$489,364,068
Shares outstanding	49,045,124
Net asset value per share	$9.98
Institutional 2 Class
Net assets	$660,833,345
Shares outstanding	66,629,634
Net asset value per share	$9.92
Institutional 3 Class
Net assets	$791,530,703
Shares outstanding	79,693,552
Net asset value per share	$9.93
Class R
Net assets	$13,962,203
Shares outstanding	1,441,645
Net asset value per share	$9.68
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2023	15

Statement of Operations
Year Ended February 28, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$103,356,281
Dividends — affiliated issuers	366,321
European Union tax reclaim	262,654
Foreign taxes withheld	(13,346,412)
Total income	90,638,844
Expenses:
Management services fees	19,484,110
Distribution and/or service fees
Class A	749,033
Class C	162,324
Class R	67,736
Transfer agent fees
Class A	445,274
Advisor Class	579,392
Class C	24,100
Institutional Class	683,664
Institutional 2 Class	346,452
Institutional 3 Class	52,926
Class R	20,142
Compensation of board members	39,767
Custodian fees	287,163
Printing and postage fees	248,932
Registration fees	168,826
Audit fees	87,445
Legal fees	47,334
Interest on collateral	13,300
Interest on interfund lending	48
Compensation of chief compliance officer	485
Other	93,566
Total expenses	23,602,019
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,471,774)
Expense reduction	(280)
Total net expenses	22,129,965
Net investment income	68,508,879
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(62,223,149)
Investments — affiliated issuers	6,141
Foreign currency translations	(1,365,913)
Forward foreign currency exchange contracts	1,513,786
Options purchased	(1,197,553)
Options contracts written	3,698,527
Net realized loss	(59,568,161)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	9,865,015
Investments — affiliated issuers	(387)
Foreign currency translations	(139,668)
Forward foreign currency exchange contracts	(3,871,978)
Options contracts written	(704,051)
Net change in unrealized appreciation (depreciation)	5,148,931
Net realized and unrealized loss	(54,419,230)
Net increase in net assets resulting from operations	$14,089,649
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Overseas Value Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended February 28, 2023	Year Ended February 28, 2022
Operations
Net investment income	$68,508,879	$63,111,953
Net realized gain (loss)	(59,568,161)	70,828,967
Net change in unrealized appreciation (depreciation)	5,148,931	(45,067,529)
Net increase in net assets resulting from operations	14,089,649	88,873,391
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,087,610)	(11,067,794)
Advisor Class	(7,491,328)	(11,757,755)
Class C	(185,075)	(504,315)
Institutional Class	(8,676,294)	(17,975,864)
Institutional 2 Class	(12,018,675)	(26,006,694)
Institutional 3 Class	(14,462,101)	(27,502,053)
Class R	(205,342)	(484,871)
Total distributions to shareholders	(48,126,425)	(95,299,346)
Increase (decrease) in net assets from capital stock activity	(1,231,491)	740,751,097
Total increase (decrease) in net assets	(35,268,267)	734,325,142
Net assets at beginning of year	2,734,747,528	2,000,422,386
Net assets at end of year	$2,699,479,261	$2,734,747,528
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2023	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2023		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,607,056	33,379,300	6,233,691	66,476,786
Fund reorganization	—	—	4,285	44,736
Distributions reinvested	545,233	4,929,061	1,059,055	10,705,814
Redemptions	(7,479,359)	(68,178,155)	(5,913,875)	(62,548,415)
Net increase (decrease)	(3,327,070)	(29,869,794)	1,383,156	14,678,921
Advisor Class
Subscriptions	13,760,629	127,666,956	17,797,576	190,309,034
Fund reorganization	—	—	4,039,099	42,049,576
Distributions reinvested	823,638	7,462,922	1,162,793	11,726,703
Redemptions	(11,643,383)	(108,363,000)	(11,769,913)	(123,972,382)
Net increase	2,940,884	26,766,878	11,229,555	120,112,931
Class C
Subscriptions	164,154	1,546,563	188,106	1,978,112
Distributions reinvested	20,993	184,742	50,165	503,448
Redemptions	(528,535)	(4,895,352)	(583,560)	(6,147,866)
Net decrease	(343,388)	(3,164,047)	(345,289)	(3,666,306)
Institutional Class
Subscriptions	21,956,282	199,739,705	21,464,914	228,595,718
Distributions reinvested	933,279	8,488,850	1,714,711	17,352,111
Redemptions	(25,085,083)	(231,336,530)	(12,203,529)	(128,865,133)
Net increase (decrease)	(2,195,522)	(23,107,975)	10,976,096	117,082,696
Institutional 2 Class
Subscriptions	24,158,014	224,982,961	44,433,415	467,540,027
Distributions reinvested	1,323,911	11,991,581	2,583,941	25,998,838
Redemptions	(30,032,454)	(285,244,645)	(30,847,596)	(326,703,923)
Net increase (decrease)	(4,550,529)	(48,270,103)	16,169,760	166,834,942
Institutional 3 Class
Subscriptions	27,615,573	257,295,732	49,017,595	518,942,169
Distributions reinvested	1,065,356	9,607,853	1,924,294	19,356,884
Redemptions	(20,518,168)	(189,165,088)	(20,635,911)	(219,964,259)
Net increase	8,162,761	77,738,497	30,305,978	318,334,794
Class R
Subscriptions	379,724	3,450,138	1,098,288	11,569,685
Distributions reinvested	23,384	204,983	49,177	483,756
Redemptions	(542,706)	(4,980,068)	(452,156)	(4,680,322)
Net increase (decrease)	(139,598)	(1,324,947)	695,309	7,373,119
Total net increase (decrease)	547,538	(1,231,491)	70,414,565	740,751,097
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Overseas Value Fund | Annual Report 2023

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Columbia Overseas Value Fund | Annual Report 2023	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2023	$10.11	0.24	(0.24)	0.00	(0.06)	(0.10)	(0.16)
Year Ended 2/28/2022	$9.99	0.23	0.23	0.46	(0.27)	(0.07)	(0.34)
Year Ended 2/28/2021	$8.55	0.14	1.44	1.58	(0.10)	(0.04)	(0.14)
Year Ended 2/29/2020	$9.24	0.22	(0.56)	(0.34)	(0.33)	(0.02)	(0.35)
Year Ended 2/28/2019	$10.37	0.27	(1.10)	(0.83)	(0.13)	(0.17)	(0.30)
Advisor Class
Year Ended 2/28/2023	$10.08	0.25	(0.22)	0.03	(0.08)	(0.10)	(0.18)
Year Ended 2/28/2022	$9.96	0.25	0.24	0.49	(0.30)	(0.07)	(0.37)
Year Ended 2/28/2021	$8.53	0.16	1.43	1.59	(0.12)	(0.04)	(0.16)
Year Ended 2/29/2020	$9.21	0.22	(0.52)	(0.30)	(0.36)	(0.02)	(0.38)
Year Ended 2/28/2019	$10.35	0.28	(1.10)	(0.82)	(0.15)	(0.17)	(0.32)
Class C
Year Ended 2/28/2023	$10.03	0.17	(0.24)	(0.07)	(0.00)(f)	(0.10)	(0.10)
Year Ended 2/28/2022	$9.91	0.16	0.22	0.38	(0.19)	(0.07)	(0.26)
Year Ended 2/28/2021	$8.50	0.08	1.41	1.49	(0.04)	(0.04)	(0.08)
Year Ended 2/29/2020	$9.20	0.16	(0.57)	(0.41)	(0.27)	(0.02)	(0.29)
Year Ended 2/28/2019	$10.31	0.20	(1.09)	(0.89)	(0.05)	(0.17)	(0.22)
Institutional Class
Year Ended 2/28/2023	$10.13	0.25	(0.22)	0.03	(0.08)	(0.10)	(0.18)
Year Ended 2/28/2022	$10.01	0.26	0.23	0.49	(0.30)	(0.07)	(0.37)
Year Ended 2/28/2021	$8.57	0.16	1.44	1.60	(0.12)	(0.04)	(0.16)
Year Ended 2/29/2020	$9.25	0.24	(0.54)	(0.30)	(0.36)	(0.02)	(0.38)
Year Ended 2/28/2019	$10.38	0.29	(1.10)	(0.81)	(0.15)	(0.17)	(0.32)
Institutional 2 Class
Year Ended 2/28/2023	$10.07	0.26	(0.22)	0.04	(0.09)	(0.10)	(0.19)
Year Ended 2/28/2022	$9.95	0.27	0.23	0.50	(0.31)	(0.07)	(0.38)
Year Ended 2/28/2021	$8.52	0.16	1.44	1.60	(0.13)	(0.04)	(0.17)
Year Ended 2/29/2020	$9.20	0.25	(0.54)	(0.29)	(0.37)	(0.02)	(0.39)
Year Ended 2/28/2019	$10.33	0.30	(1.10)	(0.80)	(0.16)	(0.17)	(0.33)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Overseas Value Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2023	$9.95	0.15%	1.22%(c),(d)	1.16%(c),(d),(e)	2.53%	36%	$300,207
Year Ended 2/28/2022	$10.11	4.65%	1.21%(c)	1.15%(c),(e)	2.20%	43%	$338,513
Year Ended 2/28/2021	$9.99	18.68%	1.28%(c),(d)	1.18%(c),(d),(e)	1.65%	54%	$320,615
Year Ended 2/29/2020	$8.55	(4.10%)	1.24%(c)	1.22%(c),(e)	2.35%	35%	$309,065
Year Ended 2/28/2019	$9.24	(7.96%)	1.29%(c),(d)	1.25%(c),(d),(e)	2.80%	58%	$341,198
Advisor Class
Year Ended 2/28/2023	$9.93	0.46%	0.97%(c),(d)	0.91%(c),(d),(e)	2.69%	36%	$428,050
Year Ended 2/28/2022	$10.08	4.93%	0.96%(c)	0.90%(c),(e)	2.37%	43%	$404,891
Year Ended 2/28/2021	$9.96	18.86%	1.03%(c),(d)	0.93%(c),(d),(e)	1.85%	54%	$288,182
Year Ended 2/29/2020	$8.53	(3.78%)	0.99%(c)	0.97%(c),(e)	2.41%	35%	$210,152
Year Ended 2/28/2019	$9.21	(7.80%)	1.04%(c),(d)	0.99%(c),(d),(e)	2.96%	58%	$161,150
Class C
Year Ended 2/28/2023	$9.86	(0.56%)	1.97%(c),(d)	1.91%(c),(d),(e)	1.82%	36%	$15,532
Year Ended 2/28/2022	$10.03	3.88%	1.96%(c)	1.90%(c),(e)	1.50%	43%	$19,243
Year Ended 2/28/2021	$9.91	17.66%	2.03%(c),(d)	1.93%(c),(d),(e)	0.98%	54%	$22,436
Year Ended 2/29/2020	$8.50	(4.81%)	1.99%(c)	1.97%(c),(e)	1.73%	35%	$28,608
Year Ended 2/28/2019	$9.20	(8.60%)	2.04%(c),(d)	2.00%(c),(d),(e)	2.09%	58%	$42,165
Institutional Class
Year Ended 2/28/2023	$9.98	0.46%	0.97%(c),(d)	0.91%(c),(d),(e)	2.72%	36%	$489,364
Year Ended 2/28/2022	$10.13	4.91%	0.96%(c)	0.90%(c),(e)	2.40%	43%	$518,966
Year Ended 2/28/2021	$10.01	18.89%	1.03%(c),(d)	0.93%(c),(d),(e)	1.93%	54%	$402,868
Year Ended 2/29/2020	$8.57	(3.76%)	0.99%(c)	0.97%(c),(e)	2.54%	35%	$443,217
Year Ended 2/28/2019	$9.25	(7.69%)	1.04%(c),(d)	1.00%(c),(d),(e)	3.05%	58%	$432,061
Institutional 2 Class
Year Ended 2/28/2023	$9.92	0.53%	0.88%(c),(d)	0.82%(c),(d)	2.85%	36%	$660,833
Year Ended 2/28/2022	$10.07	5.02%	0.88%(c)	0.82%(c)	2.52%	43%	$716,539
Year Ended 2/28/2021	$9.95	18.99%	0.93%(c),(d)	0.84%(c),(d)	1.92%	54%	$547,159
Year Ended 2/29/2020	$8.52	(3.68%)	0.90%(c)	0.86%(c)	2.70%	35%	$493,226
Year Ended 2/28/2019	$9.20	(7.61%)	0.96%(c),(d)	0.88%(c),(d)	3.39%	58%	$533,584
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2023	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2023	$10.08	0.26	(0.22)	0.04	(0.09)	(0.10)	(0.19)
Year Ended 2/28/2022	$9.96	0.26	0.24	0.50	(0.31)	(0.07)	(0.38)
Year Ended 2/28/2021	$8.53	0.16	1.44	1.60	(0.13)	(0.04)	(0.17)
Year Ended 2/29/2020	$9.21	0.25	(0.54)	(0.29)	(0.37)	(0.02)	(0.39)
Year Ended 2/28/2019	$10.35	0.30	(1.10)	(0.80)	(0.17)	(0.17)	(0.34)
Class R
Year Ended 2/28/2023	$9.84	0.20	(0.22)	(0.02)	(0.04)	(0.10)	(0.14)
Year Ended 2/28/2022	$9.73	0.19	0.24	0.43	(0.25)	(0.07)	(0.32)
Year Ended 2/28/2021	$8.34	0.11	1.40	1.51	(0.08)	(0.04)	(0.12)
Year Ended 2/29/2020	$9.02	0.18	(0.53)	(0.35)	(0.31)	(0.02)	(0.33)
Year Ended 2/28/2019	$10.13	0.23	(1.07)	(0.84)	(0.10)	(0.17)	(0.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Overseas Value Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2023	$9.93	0.57%	0.83%(c),(d)	0.77%(c),(d)	2.81%	36%	$791,531
Year Ended 2/28/2022	$10.08	5.07%	0.83%(c)	0.77%(c)	2.46%	43%	$721,028
Year Ended 2/28/2021	$9.96	19.00%	0.88%(c),(d)	0.79%(c),(d)	1.93%	54%	$410,541
Year Ended 2/29/2020	$8.53	(3.65%)	0.85%(c)	0.83%(c)	2.67%	35%	$260,599
Year Ended 2/28/2019	$9.21	(7.64%)	0.89%(c),(d)	0.85%(c),(d)	3.11%	58%	$248,248
Class R
Year Ended 2/28/2023	$9.68	(0.05%)	1.47%(c),(d)	1.41%(c),(d),(e)	2.25%	36%	$13,962
Year Ended 2/28/2022	$9.84	4.40%	1.47%(c)	1.40%(c),(e)	1.84%	43%	$15,567
Year Ended 2/28/2021	$9.73	18.29%	1.53%(c),(d)	1.43%(c),(d),(e)	1.36%	54%	$8,621
Year Ended 2/29/2020	$8.34	(4.30%)	1.49%(c)	1.47%(c),(e)	2.00%	35%	$7,209
Year Ended 2/28/2019	$9.02	(8.20%)	1.55%(c),(d)	1.49%(c),(d),(e)	2.47%	58%	$5,864
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2023	23

Notes to Financial Statements
February 28, 2023
Note 1. Organization
Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
24	Columbia Overseas Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin
Columbia Overseas Value Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023
that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
26	Columbia Overseas Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity market risk and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	6,835,263

Columbia Overseas Value Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	1,536,610
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	8,630,214
Total		10,166,824
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	3,698,527	(1,197,553)	2,500,974
Foreign exchange risk	1,513,786	—	—	1,513,786
Total	1,513,786	3,698,527	(1,197,553)	4,014,760

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	(704,051)	—	(704,051)
Foreign exchange risk	(3,871,978)	—	—	(3,871,978)
Total	(3,871,978)	(704,051)	—	(4,576,029)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2023:
Derivative instrument	Average value ($)*
Options contracts — purchased	304,426
Options contracts — written	(791,216)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	10,399,324	(8,643,355)

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2023.
28	Columbia Overseas Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2023:
	Goldman Sachs International ($)	Morgan Stanley ($)	Total ($)
Assets
Forward foreign currency exchange contracts	6,835,263	-	6,835,263
Liabilities
Forward foreign currency exchange contracts	8,630,214	-	8,630,214
Options contracts written	-	1,536,610	1,536,610
Total liabilities	8,630,214	1,536,610	10,166,824
Total financial and derivative net assets	(1,794,951)	(1,536,610)	(3,331,561)
Total collateral received (pledged) (a)	-	(1,536,610)	(1,536,610)
Net amount (b)	(1,794,951)	-	(1,794,951)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Overseas Value Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
February 28, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
30	Columbia Overseas Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2023 was 0.78% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.15
Columbia Overseas Value Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
February 28, 2023
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $280.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	87,094
Class C	—	1.00(b)	271

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2024
Class A	1.16%
Advisor Class	0.91
Class C	1.91
Institutional Class	0.91
Institutional 2 Class	0.82
Institutional 3 Class	0.77
Class R	1.41
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
32	Columbia Overseas Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, passive foreign investment company (pfic) holdings, tax straddles, capital loss carryforwards, trustees’ deferred compensation, distribution reclassifications and foreign capital gains tax. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
91,743	(91,743)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2023			Year Ended February 28, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
22,047,113	26,079,312	48,126,425	77,253,206	18,046,140	95,299,346
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
33,057,196	—	(328,827,828)	14,242,021
At February 28, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,678,217,441	293,899,861	(279,657,840)	14,242,021
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Overseas Value Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
February 28, 2023
The following capital loss carryforwards, determined at February 28, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended February 28, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(328,827,828)	(328,827,828)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $929,234,762 and $902,827,507, respectively, for the year ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,300,000	1.32	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment
34	Columbia Overseas Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2023.
Note 9. Fund reorganization
At the close of business on January 21, 2022, the Fund acquired the assets and assumed the identified liabilities of BMO Disciplined International Equity Fund (the Acquired Fund), a series of BMO Funds, Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on January 7, 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $2,750,846,061 and the combined net assets immediately after the reorganization were $2,792,940,373.
The reorganization was accomplished by a tax-free exchange of 3,972,476 shares of the Acquired Fund valued at $42,094,312 (including $1,363,189 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	4,285
Advisor Class	4,039,099
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2021, the Fund’s pro-forma results of operations for the year ended February 28, 2022 would have been approximately:
($)
Net investment income	64,507,000
Net realized gain	81,877,000
Net change in unrealized appreciation/(depreciation)	(52,161,000)
Net increase in net assets from operations	94,223,000
Columbia Overseas Value Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
February 28, 2023
Note 10. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
36	Columbia Overseas Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 28, 2023, three unaffiliated shareholders of record owned 44.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 10.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
Columbia Overseas Value Fund | Annual Report 2023	37

Notes to Financial Statements  (continued)
February 28, 2023
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
38	Columbia Overseas Value Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Overseas Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Overseas Value Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Overseas Value Fund | Annual Report 2023	39

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	$11,892,773	$0.04	$100,846,113	$0.37
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
40	Columbia Overseas Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Overseas Value Fund | Annual Report 2023	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Former Trustee, MA Taxpayers Foundation,1997-2022; former Governing Board Member (Chairperson of Innovation Index Advisory Committee), MA Technology Collaborative, 1997-2020; former Director, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
42	Columbia Overseas Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Columbia Overseas Value Fund | Annual Report 2023	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
44	Columbia Overseas Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Overseas Value Fund | Annual Report 2023	45

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Columbia Overseas Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN208_02_N01_(04/23)

Annual Report
February 28, 2023
Columbia Large Cap Enhanced Core Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Enhanced Core Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Enhanced Core Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return before fees and expenses that exceeds the total return of the Standard & Poor’s (S&P) 500 Index.
Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
	Inception	1 Year	5 Years	10 Years
Class A	07/31/96	-7.84	8.85	11.87
Advisor Class*	07/01/15	-7.65	9.12	12.08
Institutional Class	07/31/96	-7.66	9.12	12.16
Institutional 2 Class*	06/25/14	-7.49	9.25	12.22
Institutional 3 Class	07/15/09	-7.47	9.31	12.32
Class R	01/23/06	-8.08	8.58	11.59
S&P 500 Index		-7.69	9.82	12.25
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (February 28, 2013 — February 28, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2023)
Common Stocks	98.5
Money Market Funds	1.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	7.4
Consumer Discretionary	10.8
Consumer Staples	6.4
Energy	5.0
Financials	11.4
Health Care	14.6
Industrials	8.8
Information Technology	27.6
Materials	2.6
Real Estate	2.9
Utilities	2.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended February 28, 2023, Class A shares of Columbia Large Cap Enhanced Core Fund returned -7.84%. The Fund slightly underperformed its benchmark, the S&P 500 Index, which returned -7.69% for the same time period.
Market overview
U.S. equities delivered mixed results during the 12-month period ending February 28, 2023, with most major benchmarks posting negative returns despite strong results in certain industry groups.  For example, the broad-market S&P 500 Index finished down 7.69%. In contrast, the energy sector within the S&P 500 Index was up more than 24%, and biotechnology stocks within the S&P 500 Index were up nearly 14%.
A key factor influencing sentiment was Russia’s invasion of Ukraine immediately before the start of the period.  Although initial risk-off sentiment briefly reversed, equity markets began a choppy but steady downward trajectory that would last throughout the period. Along the way, drawdowns rivaled those last seen in the Global Financial Crisis of 2008 and the dot-com meltdown in 2002.
These results were driven largely by investor sentiment that wavered between worry and hope around the course of inflation and corresponding action by the U.S. Federal Reserve (Fed), which ended up hiking interest rates eight times by a combined 4.50 percentage points over the course of the period. Some upside was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee meeting, when he announced an anticipated 75-basis point rate hike at the end of July.  (A basis point is 1/100 of a percent.) What many seemingly heard were hints that interest rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75-basis point hike in September, along with a forecast showing no expectations for rate cuts until 2024.
A similar about-face was repeated near year-end as sentiment abruptly turned positive to start the fourth quarter but stalled in mid-December when the Fed raised rates by 50 basis points.  Slowing global growth and China’s zero-COVID lockdown policy compounded rate worries. Sentiment continued to see-saw though period-end. U.S. equities finished January 2023 on a decidedly positive note but gave back some of those gains in February, as worries over the so-called “higher-for-longer” rate regime overwhelmed any expectations of a slowdown in Fed rate hikes.
We divide the metrics for our stock selection model into three broad categories: value (fundamental measures, such as earnings and cash flow, relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the period, the Fund’s value factor was moderately up, whereas quality and catalyst factors were out of favor.
The Fund’s notable detractors during the period
•	Selections within the consumer staples, industrials, financials and information technology sectors detracted most from the Fund’s performance relative to the benchmark during the period.
•	Individual holdings that detracted most from the Fund’s performance relative to its benchmark included semiconductor company NVIDIA Corp., multinational oil and gas company Chevron Corp., online travel company Expedia Group, Inc., financial services company Lincoln National Corp. and consumer finance company Capital One Financial Corp.
○	Chevron delivered positive results, but the Fund’s underweight is what led to the detraction versus the benchmark.
The Fund’s notable contributors during the period
•	The Fund’s selections within the health care, consumer discretionary and energy sectors contributed most to Fund performance versus the benchmark during the period.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Individual holdings that contributed most to the Fund’s performance relative to its benchmark included healthcare services company McKesson Corp., oil and gas giant Exxon Mobil Corp, semiconductor company Applied Materials, Inc. and steel manufacturer Nucor Corp. The Fund sold its position in McKesson. Not owning Intel also benefited relative results as both companies weighed heavily on the benchmark during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.50	1,020.68	4.15	4.16	0.83
Advisor Class	1,000.00	1,000.00	1,017.60	1,021.92	2.90	2.91	0.58
Institutional Class	1,000.00	1,000.00	1,017.80	1,021.92	2.90	2.91	0.58
Institutional 2 Class	1,000.00	1,000.00	1,018.60	1,022.56	2.25	2.26	0.45
Institutional 3 Class	1,000.00	1,000.00	1,018.50	1,022.81	2.00	2.01	0.40
Class R	1,000.00	1,000.00	1,015.30	1,019.44	5.40	5.41	1.08
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	7

Portfolio of Investments
February 28, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Communication Services 7.3%
Diversified Telecommunication Services 0.2%
AT&T, Inc.	44,613	843,632
Entertainment 0.8%
Activision Blizzard, Inc.	7,854	598,867
Electronic Arts, Inc.	19,854	2,202,603
Total		2,801,470
Interactive Media & Services 5.5%
Alphabet, Inc., Class A(a)	139,410	12,555,264
Meta Platforms, Inc., Class A(a)	36,206	6,333,878
Total		18,889,142
Media 0.8%
Fox Corp., Class A	54,285	1,901,061
Omnicom Group, Inc.	7,467	676,286
Total		2,577,347
Total Communication Services		25,111,591
Consumer Discretionary 10.6%
Automobiles 1.1%
Tesla, Inc.(a)	18,482	3,801,932
Distributors 0.3%
Genuine Parts Co.	6,751	1,193,982
Hotels, Restaurants & Leisure 1.6%
Booking Holdings, Inc.(a)	1,359	3,430,116
Expedia Group, Inc.(a)	20,263	2,208,059
Total		5,638,175
Household Durables 1.8%
Lennar Corp., Class A	11,145	1,078,167
NVR, Inc.(a)	497	2,571,289
PulteGroup, Inc.	44,720	2,444,843
Total		6,094,299
Internet & Direct Marketing Retail 2.0%
Amazon.com, Inc.(a)	71,255	6,714,359
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 3.8%
AutoZone, Inc.(a)	949	2,359,727
Best Buy Co., Inc.	21,795	1,811,382
Home Depot, Inc. (The)	5,247	1,555,945
Lowe’s Companies, Inc.	14,747	3,034,195
O’Reilly Automotive, Inc.(a)	2,752	2,284,435
Ulta Beauty, Inc.(a)	3,547	1,840,184
Total		12,885,868
Total Consumer Discretionary		36,328,615
Consumer Staples 6.2%
Beverages 0.4%
Coca-Cola Co. (The)	10,672	635,091
PepsiCo, Inc.	4,716	818,367
Total		1,453,458
Food & Staples Retailing 0.7%
Kroger Co. (The)	55,374	2,388,834
Food Products 1.8%
Archer-Daniels-Midland Co.	32,350	2,575,060
Campbell Soup Co.	18,900	992,628
General Mills, Inc.	33,203	2,639,971
Total		6,207,659
Household Products 1.4%
Kimberly-Clark Corp.	6,547	818,702
Procter & Gamble Co. (The)	28,374	3,903,128
Total		4,721,830
Tobacco 1.9%
Altria Group, Inc.	63,864	2,965,206
Philip Morris International, Inc.	38,687	3,764,245
Total		6,729,451
Total Consumer Staples		21,501,232
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 5.0%
Oil, Gas & Consumable Fuels 5.0%
Chevron Corp.	30,008	4,824,386
Exxon Mobil Corp.	59,649	6,556,021
Marathon Petroleum Corp.	23,091	2,854,048
Valero Energy Corp.	21,275	2,802,556
Total		17,037,011
Total Energy		17,037,011
Financials 11.2%
Banks 2.9%
Bank of America Corp.	30,019	1,029,652
Citigroup, Inc.	66,959	3,394,152
JPMorgan Chase & Co.	13,252	1,899,674
Regions Financial Corp.	73,140	1,705,625
Wells Fargo & Co.	45,502	2,128,128
Total		10,157,231
Capital Markets 3.0%
CME Group, Inc.	10,190	1,888,818
Invesco Ltd.	129,381	2,284,868
Morgan Stanley	38,332	3,699,038
State Street Corp.	26,686	2,366,515
Total		10,239,239
Consumer Finance 1.0%
Capital One Financial Corp.	7,592	828,135
Synchrony Financial	72,669	2,595,010
Total		3,423,145
Diversified Financial Services 0.9%
Berkshire Hathaway, Inc., Class B(a)	10,582	3,229,415
Insurance 3.4%
American International Group, Inc.	42,156	2,576,153
Aon PLC, Class A	6,491	1,973,588
Lincoln National Corp.	39,273	1,245,740
Marsh & McLennan Companies, Inc.	18,826	3,052,448
MetLife, Inc.	38,367	2,752,065
Total		11,599,994
Total Financials		38,649,024
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 14.3%
Biotechnology 2.7%
AbbVie, Inc.	27,270	4,196,853
Amgen, Inc.	3,306	765,868
Gilead Sciences, Inc.	9,573	770,914
Regeneron Pharmaceuticals, Inc.(a)	1,919	1,459,246
Vertex Pharmaceuticals, Inc.(a)	7,202	2,090,668
Total		9,283,549
Health Care Equipment & Supplies 2.4%
Abbott Laboratories	38,176	3,883,263
Hologic, Inc.(a)	28,265	2,251,024
Zimmer Biomet Holdings, Inc.	16,740	2,073,584
Total		8,207,871
Health Care Providers & Services 3.6%
Cardinal Health, Inc.	28,248	2,138,656
Centene Corp.(a)	33,455	2,288,322
Humana, Inc.	5,670	2,806,764
McKesson Corp.	7,700	2,693,537
UnitedHealth Group, Inc.	5,396	2,568,172
Total		12,495,451
Life Sciences Tools & Services 1.5%
Agilent Technologies, Inc.	13,300	1,888,201
IQVIA Holdings, Inc.(a)	12,179	2,538,956
Mettler-Toledo International, Inc.(a)	561	804,312
Total		5,231,469
Pharmaceuticals 4.1%
Bristol-Myers Squibb Co.	50,440	3,478,342
Eli Lilly & Co.	4,703	1,463,668
Johnson & Johnson	13,832	2,119,892
Merck & Co., Inc.	6,304	669,737
Pfizer, Inc.	101,263	4,108,240
Viatris, Inc.	190,382	2,170,355
Total		14,010,234
Total Health Care		49,228,574

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 8.6%
Aerospace & Defense 2.9%
General Dynamics Corp.	11,709	2,668,598
L3Harris Technologies, Inc.	6,921	1,461,646
Lockheed Martin Corp.	6,759	3,205,523
Textron, Inc.	36,613	2,655,541
Total		9,991,308
Air Freight & Logistics 0.9%
Expeditors International of Washington, Inc.	14,710	1,538,078
United Parcel Service, Inc., Class B	8,847	1,614,489
Total		3,152,567
Airlines 0.1%
Southwest Airlines Co.	13,389	449,603
Building Products 0.7%
Masco Corp.	48,054	2,519,471
Commercial Services & Supplies 1.3%
Cintas Corp.	6,084	2,667,652
Republic Services, Inc.	14,908	1,922,088
Total		4,589,740
Electrical Equipment 0.7%
Emerson Electric Co.	28,300	2,340,693
Industrial Conglomerates 0.3%
3M Co.	7,647	823,888
Machinery 1.4%
Fortive Corp.	28,262	1,883,945
Parker-Hannifin Corp.	8,226	2,894,318
Total		4,778,263
Road & Rail 0.3%
CSX Corp.	32,141	979,979
Total Industrials		29,625,512
Information Technology 27.2%
Communications Equipment 1.2%
Cisco Systems, Inc.	87,676	4,245,272
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 3.1%
MasterCard, Inc., Class A	13,884	4,932,846
PayPal Holdings, Inc.(a)	10,662	784,723
Visa, Inc., Class A	21,935	4,824,384
Total		10,541,953
Semiconductors & Semiconductor Equipment 5.3%
Advanced Micro Devices, Inc.(a)	48,300	3,795,414
Applied Materials, Inc.	27,618	3,207,831
Enphase Energy, Inc.(a)	4,331	911,805
Lam Research Corp.	6,358	3,090,052
NVIDIA Corp.	14,732	3,420,181
QUALCOMM, Inc.	30,595	3,779,400
Total		18,204,683
Software 10.2%
Adobe, Inc.(a)	10,670	3,456,547
Autodesk, Inc.(a)	13,293	2,641,186
Cadence Design Systems, Inc.(a)	13,814	2,665,273
Fortinet, Inc.(a)	38,792	2,305,796
Microsoft Corp.(b)	84,031	20,959,012
Synopsys, Inc.(a)	7,814	2,842,421
Total		34,870,235
Technology Hardware, Storage & Peripherals 7.4%
Apple, Inc.	167,939	24,755,888
HP, Inc.	23,555	695,344
Total		25,451,232
Total Information Technology		93,313,375
Materials 2.6%
Chemicals 1.8%
CF Industries Holdings, Inc.	26,818	2,303,398
LyondellBasell Industries NV, Class A	13,649	1,310,167
Mosaic Co. (The)	44,041	2,342,541
Total		5,956,106
Metals & Mining 0.8%
Nucor Corp.	17,048	2,854,517
Total Materials		8,810,623

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.9%
Equity Real Estate Investment Trusts (REITS) 2.9%
American Tower Corp.	5,000	990,050
Equinix, Inc.	1,169	804,588
Host Hotels & Resorts, Inc.	130,393	2,190,602
SBA Communications Corp.	8,080	2,095,548
Simon Property Group, Inc.	21,210	2,589,529
Weyerhaeuser Co.	40,124	1,253,875
Total		9,924,192
Total Real Estate		9,924,192
Utilities 2.5%
Electric Utilities 2.5%
American Electric Power Co., Inc.	29,024	2,553,241
Entergy Corp.	18,922	1,946,506
Evergy, Inc.	27,923	1,642,152
Pinnacle West Capital Corp.	31,401	2,313,626
Total		8,455,525
Total Utilities		8,455,525
Total Common Stocks (Cost $228,349,706)		337,985,274

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(c),(d)	5,141,842	5,139,785
Total Money Market Funds (Cost $5,139,735)		5,139,785
Total Investments in Securities (Cost: $233,489,441)		343,125,059
Other Assets & Liabilities, Net		384,232
Net Assets		343,509,291

At February 28, 2023, securities and/or cash totaling $673,434 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	31	03/2023	USD	6,162,025	176,737	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	10,064,564	110,169,981	(115,095,287)	527	5,139,785	(1,855)	141,865	5,141,842
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
February 28, 2023
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	25,111,591	—	—	25,111,591
Consumer Discretionary	36,328,615	—	—	36,328,615
Consumer Staples	21,501,232	—	—	21,501,232
Energy	17,037,011	—	—	17,037,011
Financials	38,649,024	—	—	38,649,024
Health Care	49,228,574	—	—	49,228,574
Industrials	29,625,512	—	—	29,625,512
Information Technology	93,313,375	—	—	93,313,375
Materials	8,810,623	—	—	8,810,623
Real Estate	9,924,192	—	—	9,924,192
Utilities	8,455,525	—	—	8,455,525
Total Common Stocks	337,985,274	—	—	337,985,274
Money Market Funds	5,139,785	—	—	5,139,785
Total Investments in Securities	343,125,059	—	—	343,125,059
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Portfolio of Investments  (continued)
February 28, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Asset
Futures Contracts	176,737	—	—	176,737
Total	343,301,796	—	—	343,301,796
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	13

Statement of Assets and Liabilities
February 28, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $228,349,706)	$337,985,274
Affiliated issuers (cost $5,139,735)	5,139,785
Cash	4,467
Receivable for:
Investments sold	10,177,034
Capital shares sold	364,286
Dividends	578,203
Expense reimbursement due from Investment Manager	4,015
Prepaid expenses	7,385
Total assets	354,260,449
Liabilities
Payable for:
Investments purchased	10,180,751
Capital shares purchased	355,777
Variation margin for futures contracts	19,375
Management services fees	7,080
Distribution and/or service fees	932
Transfer agent fees	40,471
Compensation of board members	120,551
Compensation of chief compliance officer	67
Other expenses	26,154
Total liabilities	10,751,158
Net assets applicable to outstanding capital stock	$343,509,291
Represented by
Paid in capital	232,270,397
Total distributable earnings (loss)	111,238,894
Total - representing net assets applicable to outstanding capital stock	$343,509,291
Class A
Net assets	$50,648,185
Shares outstanding	2,324,481
Net asset value per share	$21.79
Advisor Class
Net assets	$7,676,776
Shares outstanding	358,989
Net asset value per share	$21.38
Institutional Class
Net assets	$66,112,398
Shares outstanding	3,041,773
Net asset value per share	$21.73
Institutional 2 Class
Net assets	$4,174,680
Shares outstanding	193,309
Net asset value per share	$21.60
Institutional 3 Class
Net assets	$172,477,570
Shares outstanding	7,928,944
Net asset value per share	$21.75
Class R
Net assets	$42,419,682
Shares outstanding	1,954,736
Net asset value per share	$21.70
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Statement of Operations
Year Ended February 28, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$6,351,763
Dividends — affiliated issuers	141,865
Interfund lending	277
Total income	6,493,905
Expenses:
Management services fees	2,836,832
Distribution and/or service fees
Class A	134,794
Class R	226,486
Transfer agent fees
Class A	97,277
Advisor Class	14,035
Institutional Class	132,403
Institutional 2 Class	3,033
Institutional 3 Class	13,104
Class R	81,724
Compensation of board members	14,139
Custodian fees	13,912
Printing and postage fees	20,740
Registration fees	95,448
Audit fees	32,840
Legal fees	18,160
Interest on collateral	167
Compensation of chief compliance officer	66
Other	16,067
Total expenses	3,751,227
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,536,891)
Fees waived by transfer agent
Institutional 2 Class	(485)
Institutional 3 Class	(13,104)
Expense reduction	(39)
Total net expenses	2,200,708
Net investment income	4,293,197
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,277,262
Investments — affiliated issuers	(1,855)
Foreign currency translations	(40)
Futures contracts	(573,794)
Net realized gain	8,701,573
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(39,884,059)
Investments — affiliated issuers	527
Futures contracts	398,261
Net change in unrealized appreciation (depreciation)	(39,485,271)
Net realized and unrealized loss	(30,783,698)
Net decrease in net assets resulting from operations	$(26,490,501)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	15

Statement of Changes in Net Assets
	Year Ended February 28, 2023	Year Ended February 28, 2022
Operations
Net investment income	$4,293,197	$4,906,725
Net realized gain	8,701,573	116,268,095
Net change in unrealized appreciation (depreciation)	(39,485,271)	(29,223,494)
Net increase (decrease) in net assets resulting from operations	(26,490,501)	91,951,326
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,229,487)	(15,720,116)
Advisor Class	(647,075)	(2,090,505)
Institutional Class	(5,964,414)	(22,298,922)
Institutional 2 Class	(416,835)	(1,892,219)
Institutional 3 Class	(17,296,813)	(53,752,772)
Class R	(3,420,756)	(13,055,006)
Total distributions to shareholders	(31,975,380)	(108,809,540)
Decrease in net assets from capital stock activity	(7,041,437)	(61,711,493)
Total decrease in net assets	(65,507,318)	(78,569,707)
Net assets at beginning of year	409,016,609	487,586,316
Net assets at end of year	$343,509,291	$409,016,609
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2023		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	300,972	6,767,130	324,168	9,387,862
Distributions reinvested	155,941	3,295,005	454,796	12,508,794
Redemptions	(505,548)	(11,325,632)	(545,889)	(15,786,572)
Net increase (decrease)	(48,635)	(1,263,497)	233,075	6,110,084
Advisor Class
Subscriptions	60,011	1,330,184	47,974	1,440,214
Distributions reinvested	31,155	647,075	77,442	2,090,505
Redemptions	(66,806)	(1,432,980)	(86,688)	(2,528,250)
Net increase	24,360	544,279	38,728	1,002,469
Institutional Class
Subscriptions	365,919	8,158,042	477,447	13,232,520
Distributions reinvested	241,927	5,102,985	697,927	19,154,056
Redemptions	(996,820)	(22,525,800)	(876,756)	(25,332,187)
Net increase (decrease)	(388,974)	(9,264,773)	298,618	7,054,389
Institutional 2 Class
Subscriptions	42,108	973,584	67,414	1,975,397
Distributions reinvested	19,359	405,686	67,519	1,846,529
Redemptions	(127,983)	(2,881,060)	(197,380)	(5,849,287)
Net decrease	(66,516)	(1,501,790)	(62,447)	(2,027,361)
Institutional 3 Class
Subscriptions	7,101,537	156,190,261	700,226	20,034,893
Distributions reinvested	507,875	10,705,331	951,957	26,126,306
Redemptions	(7,208,789)	(160,941,922)	(3,806,575)	(114,838,980)
Net increase (decrease)	400,623	5,953,670	(2,154,392)	(68,677,781)
Class R
Subscriptions	423,831	9,636,288	473,731	13,757,874
Distributions reinvested	158,700	3,338,055	461,727	12,684,637
Redemptions	(640,258)	(14,483,669)	(1,060,505)	(31,615,804)
Net decrease	(57,727)	(1,509,326)	(125,047)	(5,173,293)
Total net decrease	(136,869)	(7,041,437)	(1,771,465)	(61,711,493)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2023	$25.71	0.20	(2.31)	(2.11)	(0.18)	(1.63)	(1.81)
Year Ended 2/28/2022	$27.58	0.25	5.49	5.74	(0.26)	(7.35)	(7.61)
Year Ended 2/28/2021	$23.11	0.25	6.18	6.43	(0.26)	(1.70)	(1.96)
Year Ended 2/29/2020	$23.52	0.27	0.32	0.59	(0.24)	(0.76)	(1.00)
Year Ended 2/28/2019	$25.12	0.28	0.69	0.97	(0.24)	(2.33)	(2.57)
Advisor Class
Year Ended 2/28/2023	$25.28	0.25	(2.28)	(2.03)	(0.24)	(1.63)	(1.87)
Year Ended 2/28/2022	$27.21	0.31	5.44	5.75	(0.33)	(7.35)	(7.68)
Year Ended 2/28/2021	$22.83	0.31	6.09	6.40	(0.32)	(1.70)	(2.02)
Year Ended 2/29/2020	$23.23	0.33	0.32	0.65	(0.29)	(0.76)	(1.05)
Year Ended 2/28/2019	$24.85	0.36	0.65	1.01	(0.30)	(2.33)	(2.63)
Institutional Class
Year Ended 2/28/2023	$25.66	0.26	(2.32)	(2.06)	(0.24)	(1.63)	(1.87)
Year Ended 2/28/2022	$27.53	0.32	5.49	5.81	(0.33)	(7.35)	(7.68)
Year Ended 2/28/2021	$23.07	0.31	6.17	6.48	(0.32)	(1.70)	(2.02)
Year Ended 2/29/2020	$23.47	0.32	0.33	0.65	(0.29)	(0.76)	(1.05)
Year Ended 2/28/2019	$25.07	0.34	0.69	1.03	(0.30)	(2.33)	(2.63)
Institutional 2 Class
Year Ended 2/28/2023	$25.51	0.29	(2.30)	(2.01)	(0.27)	(1.63)	(1.90)
Year Ended 2/28/2022	$27.40	0.36	5.48	5.84	(0.38)	(7.35)	(7.73)
Year Ended 2/28/2021	$22.97	0.34	6.14	6.48	(0.35)	(1.70)	(2.05)
Year Ended 2/29/2020	$23.37	0.35	0.32	0.67	(0.31)	(0.76)	(1.07)
Year Ended 2/28/2019	$24.98	0.37	0.68	1.05	(0.33)	(2.33)	(2.66)
Institutional 3 Class
Year Ended 2/28/2023	$25.68	0.30	(2.31)	(2.01)	(0.29)	(1.63)	(1.92)
Year Ended 2/28/2022	$27.54	0.37	5.51	5.88	(0.39)	(7.35)	(7.74)
Year Ended 2/28/2021	$23.08	0.35	6.17	6.52	(0.36)	(1.70)	(2.06)
Year Ended 2/29/2020	$23.47	0.38	0.31	0.69	(0.32)	(0.76)	(1.08)
Year Ended 2/28/2019	$25.07	0.38	0.69	1.07	(0.34)	(2.33)	(2.67)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2023	$21.79	(7.84%)	1.24%(c)	0.83%(c),(d)	0.89%	92%	$50,648
Year Ended 2/28/2022	$25.71	20.15%	1.23%(c)	0.84%(c),(d)	0.83%	67%	$61,024
Year Ended 2/28/2021	$27.58	29.53%	1.25%(c)	0.85%(c),(d)	1.02%	81%	$59,015
Year Ended 2/29/2020	$23.11	2.33%	1.20%	0.88%(d)	1.11%	77%	$56,439
Year Ended 2/28/2019	$23.52	4.14%	1.21%	0.89%	1.17%	99%	$75,497
Advisor Class
Year Ended 2/28/2023	$21.38	(7.65%)	0.99%(c)	0.58%(c),(d)	1.14%	92%	$7,677
Year Ended 2/28/2022	$25.28	20.50%	0.98%(c)	0.58%(c),(d)	1.08%	67%	$8,459
Year Ended 2/28/2021	$27.21	29.79%	1.00%(c)	0.61%(c),(d)	1.29%	81%	$8,052
Year Ended 2/29/2020	$22.83	2.60%	0.95%	0.63%(d)	1.38%	77%	$12,021
Year Ended 2/28/2019	$23.23	4.38%	0.96%	0.64%	1.53%	99%	$5,222
Institutional Class
Year Ended 2/28/2023	$21.73	(7.66%)	0.99%(c)	0.58%(c),(d)	1.14%	92%	$66,112
Year Ended 2/28/2022	$25.66	20.49%	0.98%(c)	0.59%(c),(d)	1.08%	67%	$88,028
Year Ended 2/28/2021	$27.53	29.83%	1.00%(c)	0.60%(c),(d)	1.27%	81%	$86,219
Year Ended 2/29/2020	$23.07	2.58%	0.94%	0.63%(d)	1.34%	77%	$97,348
Year Ended 2/28/2019	$23.47	4.42%	0.96%	0.64%	1.41%	99%	$329,587
Institutional 2 Class
Year Ended 2/28/2023	$21.60	(7.49%)	0.86%(c)	0.45%(c)	1.26%	92%	$4,175
Year Ended 2/28/2022	$25.51	20.67%	0.85%(c)	0.45%(c)	1.21%	67%	$6,628
Year Ended 2/28/2021	$27.40	29.96%	0.86%(c)	0.48%(c)	1.40%	81%	$8,831
Year Ended 2/29/2020	$22.97	2.66%	0.85%	0.54%	1.46%	77%	$11,538
Year Ended 2/28/2019	$23.37	4.50%	0.87%	0.54%	1.56%	99%	$26,349
Institutional 3 Class
Year Ended 2/28/2023	$21.75	(7.47%)	0.81%(c)	0.40%(c)	1.32%	92%	$172,478
Year Ended 2/28/2022	$25.68	20.73%	0.80%(c)	0.40%(c)	1.25%	67%	$193,329
Year Ended 2/28/2021	$27.54	30.01%	0.81%(c)	0.43%(c)	1.44%	81%	$266,693
Year Ended 2/29/2020	$23.08	2.73%	0.81%	0.49%	1.59%	77%	$173,757
Year Ended 2/28/2019	$23.47	4.58%	0.81%	0.49%	1.61%	99%	$55,689
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/28/2023	$25.61	0.14	(2.29)	(2.15)	(0.13)	(1.63)	(1.76)
Year Ended 2/28/2022	$27.50	0.17	5.47	5.64	(0.18)	(7.35)	(7.53)
Year Ended 2/28/2021	$23.05	0.19	6.16	6.35	(0.20)	(1.70)	(1.90)
Year Ended 2/29/2020	$23.48	0.21	0.31	0.52	(0.19)	(0.76)	(0.95)
Year Ended 2/28/2019	$25.08	0.22	0.69	0.91	(0.18)	(2.33)	(2.51)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/28/2023	$21.70	(8.08%)	1.49%(c)	1.08%(c),(d)	0.64%	92%	$42,420
Year Ended 2/28/2022	$25.61	19.85%	1.48%(c)	1.09%(c),(d)	0.57%	67%	$51,549
Year Ended 2/28/2021	$27.50	29.22%	1.50%(c)	1.10%(c),(d)	0.77%	81%	$58,775
Year Ended 2/29/2020	$23.05	2.04%	1.45%	1.13%(d)	0.86%	77%	$51,362
Year Ended 2/28/2019	$23.48	3.88%	1.46%	1.14%	0.93%	99%	$53,131
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	21

Notes to Financial Statements
February 28, 2023
Note 1. Organization
Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
24	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	176,737*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(573,794)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	398,261
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	6,460,688

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2023.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that
26	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2023 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through June 30, 2023, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023
For the year ended February 28, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Institutional Class	0.18
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.18
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $39.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.50% of the average daily net assets attributable to Class R shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2022 through June 30, 2023	Prior to July 1, 2022
Class A	0.83%	0.84%
Advisor Class	0.58	0.59
Institutional Class	0.58	0.59
Institutional 2 Class	0.45	0.45
Institutional 3 Class	0.40	0.40
Class R	1.08	1.09
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
28	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective through June 30, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(95,218)	(516,782)	612,000
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2023			Year Ended February 28, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
8,122,502	23,852,878	31,975,380	39,316,763	69,492,777	108,809,540
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
803,061	5,320,316	—	105,234,562
At February 28, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
238,067,234	110,601,310	(5,366,748)	105,234,562
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
February 28, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $343,276,868 and $373,141,476, respectively, for the year ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	7,400,000	1.35	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate
30	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023
of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2023.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 28, 2023, two unaffiliated shareholders of record owned 38.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 16.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
February 28, 2023
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Enhanced Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Enhanced Core Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
51.68%	51.40%	1.27%	$12,483,135
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
34	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Former Trustee, MA Taxpayers Foundation,1997-2022; former Governing Board Member (Chairperson of Innovation Index Advisory Committee), MA Technology Collaborative, 1997-2020; former Director, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
36	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
38	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Columbia Large Cap Enhanced Core Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
40	Columbia Large Cap Enhanced Core Fund | Annual Report 2023

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Columbia Large Cap Enhanced Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN173_02_N01_(04/23)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, Sandra L. Yeager, and Douglas A. Hacker, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, Ms. Yeager, and Mr. Hacker are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the ten series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2023 and February 28, 2022 are approximately as follows:

2023	2022
$300,900	$295,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2023 and February 28, 2022 are approximately as follows:

2023	2022
$0	$36,250

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended February 28, 2023 and February 28, 2022, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2023 and February 28, 2022 are approximately as follows:

2023	2022
$125,000	$48,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended February 28, 2023 and February 28, 2022, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2023 and February 28, 2022 are approximately as follows:

2023	2022
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2023 and February 28, 2022 are approximately as follows:

2023	2022
$541,000	$535,000

In fiscal years 2023 and 2022, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2023 and February 28, 2022 are approximately as follows:

2023	2022
$666,000	$620,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	April 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	April 21, 2023

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	April 21, 2023

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	April 21, 2023